    As filed with the Securities and Exchange Commission on October 30, 1998



                                                        Registration No.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/



                          PRE-EFFECTIVE AMENDMENT NO.                        / /



                         POST-EFFECTIVE AMENDMENT NO.                        / /


                        (Check appropriate box or boxes)

                                 --------------


                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.


               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.



    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.



    NO FILING FEE IS REQUIRED BECAUSE OF RELIANCE ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS AND PROXY STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-82976).



TITLE OF SECURITIES BEING REGISTERED....   SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
          (AS REQUIRED BY RULE 481(a)UNDER THE SECURITIES ACT OF 1933)


N-14 ITEM NO.                                         PROSPECTUS/PROXY
AND CAPTION                                           STATEMENT CAPTION
----------------------------------------------------  ----------------------------------------
PART A
Item    1.  Beginning of Registration Statement and
            Outside Front Cover Page of
            Prospectus..............................  Cover Page
Item    2.  Beginning and Outside Back Cover Page of
            Prospectus..............................  Table of Contents
Item    3.  Synopsis and Risk Factors...............  Synopsis; Principal Risk Factors
Item    4.  Information about the Transaction.......  Synopsis; The Proposed Transaction
Item    5.  Information about the Registrant........  Information about Government Income
                                                      Fund, Inc.; Appendix A
Item    6.  Information about the Company Being
            Acquired................................  Information about Prudential Mortgage
                                                      Income Fund, Inc.; Appendix A
Item    7.  Voting Information......................  Voting Information
Item    8.  Interest of Certain Persons and
            Experts.................................  Not Applicable
Item    9.  Additional Information Required for
            Reoffering by Persons Deemed to be
            Underwriters............................  Not Applicable
PART B
                                                      STATEMENT OF ADDITIONAL
                                                      INFORMATION CAPTION
                                                      ----------------------------------------
Item   10.  Cover Page..............................  Cover Page
Item   11.  Table of Contents.......................  Cover Page
Item   12.  Additional Information about the
            Registrant..............................  Statement of Additional Information of
                                                      Prudential Government Income Fund, Inc.
                                                      dated April 30, 1998.
Item   13.  Additional Information about the Company
            Being Acquired..........................  Not Applicable
Item   14.  Financial Statements....................  Statement of Additional Information of
                                                      Prudential Government Income Fund, Inc.
                                                      dated April 30, 1998. Annual Report to
                                                      Shareholders of Prudential Government
                                                      Income Fund, Inc. for the fiscal year
                                                      ended February 28, 1998; Annual Report
                                                      to Shareholders of Prudential Mortgage
                                                      Income Fund, Inc. for the fiscal year
                                                      ended December 31, 1997; Semi-Annual
                                                      Report to Shareholders of Prudential
                                                      Mortgage Income Fund, Inc. for the
                                                      six-month period ended June 30, 1998.

PART C
       Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                           [LOGO]

PRUDENTIAL MORTGAGE INCOME FUND, INC.



October 30, 1998



Dear Shareholder:



You may be aware that the Directors of Prudential Mortgage Income Fund have recently approved a proposal to exchange the assets and liabilities of your Series for shares of Prudential Government Income Fund. The enclosed proxy materials describe this proposal in detail. If the proposal is approved by the shareholders and implemented, you will automatically receive shares of Prudential Government Income Fund in exchange for your shares of Prudential Mortgage Income Fund.



THE TRUSTEES AND I STRONGLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL. WE BELIEVE THAT THIS TRANSACTION SERVES YOUR BEST INTERESTS.



REASON FOR THE MERGER--GREATER FLEXIBILITY



      Mortgage-backed securities perform best in a stable interest rate environment. Interest rates would have to increase and remain stable for mortgage-backed securities to regain their attractiveness. Given the current interest rate environment, we believe that investors would be more interested in owning a portfolio that can adjust its mortgage exposure. As stated in the prospectus, Prudential Mortgage Income Fund must hold at least 65% of its assets in mortgage-backed securities. Prudential Government Income Fund is also allowed to hold mortgage-backed securities in its portfolio, however it is not restricted to a definitive amount.



PRUDENTIAL GOVERNMENT INCOME FUND'S investment objective is to seek high current income by investing primarily in U.S. government securities--including U.S. Treasuries, U.S. Government agencies and mortgage-backed securities. Portfolio manager Barbara Kenworthy has over 30 years of investment experience investing all types of fixed-income securities.



PLEASE READ THE ENCLOSED MATERIALS CAREFULLY FOR MORE COMPLETE INFORMATION. Your vote is important, no matter how many shares you own. Voting your shares early may permit your Series to avoid costly follow-up mail and telephone solicitation. After you have reviewed the enclosed materials, please complete, date and sign your proxy card and mail it in the enclosed postage-paid return envelope today.



SAVE TIME AND POSTAGE COSTS. Help us save time and postage costs (savings that we can pass on to you) by voting through the internet or via a touch tone phone. Each method is generally available 24 hours per day. If you are voting via these methods, you do not need to return your proxy card.



  TO VOTE BY INTERNET, FOLLOW THESE INSTRUCTIONS:



    Read your proxy statement and have your proxy card available.
    Go to website www.proxyvote.com.
    Enter your 12 digit control number found on your proxy card.
    Follow the simple instructions found at the website.



  TO VOTE BY TELEPHONE, FOLLOW THESE INSTRUCTIONS:



    Read your proxy statement and have your proxy card available.
    Call the toll free number shown on your proxy card.
    Enter your 12 digit control number found on your proxy card.
    Follow the simple recorded instructions.

SHAREHOLDERS ON SYSTEMATIC ACCUMULATION PLANS SHOULD CONTACT THEIR FINANCIAL ADVISOR OR CALL PRUDENTIAL MUTUAL FUNDS CUSTOMER SERVICE DIVISION (1-800-225-1852) TO CHANGE THEIR OPTIONS. IF NO CHANGE IS MADE BY NOV 20, 1998, FUTURE PURCHASES WILL BE MADE IN SHARES OF PRUDENTIAL GOVERNMENT INCOME FUND. SHAREHOLDERS WITH CERTIFICATES OUTSTANDING SHOULD CONTACT THEIR FINANCIAL ADVISOR OR CALL PRUDENTIAL MUTUAL FUNDS CUSTOMER SERVICE DIVISION (1-800-225-1852) TO DEPOSIT THEIR CERTIFICATES.



We value your investment and thank you for the confidence you have placed in Prudential Mutual Funds.



Sincerely,



    [SIGNATURE]
Brian M. Storms


PRESIDENT, Prudential Mutual Funds and Annuities



Prudential Mortgage Income Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 09102-4077

                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 --------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders of Prudential Mortgage Income Fund, Inc. (Mortgage Income Fund) will be held at 9:00 A.M., Eastern time, on December 3, 1998, at The Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102, for the following purposes:



    1. To approve an Agreement and Plan of Reorganization whereby all of the assets of Mortgage Income Fund will be transferred to the Prudential Government Income Fund, Inc. (Government Income Fund) in exchange for Class A, Class B, Class C and Class Z shares of the Government Income Fund and the assumption by Government Income Fund of all of the liabilities, if any, of Mortgage Income Fund.


    2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


    Only shares of beneficial interest of Mortgage Income Fund of record at the close of business on October 15, 1998, are entitled to notice of and to vote at this Meeting or any adjournment thereof.


                                          S. JANE ROSE
                                            SECRETARY


Dated: October 30, 1998


  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                                   PROSPECTUS
                                      AND
                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                                PROXY STATEMENT
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                                 --------------


    Prudential Mortgage Income Fund, Inc. (Mortgage Income Fund) is an open-end, diversified, management investment company. Prudential Government Income Fund, Inc. (Government Income Fund) is an open-end, diversified, management investment company. Both Mortgage Income Fund and Government Income Fund (collectively, the Funds) are managed by Prudential Investments Fund Management LLC (PIFM or the Manager), formerly known as Prudential Mutual Fund Management LLC, and have the same office address. The investment objective of Government Income Fund is to seek a high current return. The investment objective of Mortgage Income Fund is to achieve a high level of income over the long term consistent with providing reasonable safety.



    This Prospectus and Proxy Statement is being furnished to shareholders of Mortgage Income Fund in connection with an Agreement and Plan of Reorganization (the Plan), whereby Government Income Fund will acquire all of the assets of Mortgage Income Fund and assume the liabilities, if any, of Mortgage Income Fund. If the Plan is approved by Mortgage Income Fund's shareholders, all shareholders of Mortgage Income Fund will receive Class A, Class B, Class C or Class Z shares of Government Income Fund equal in value to the Class A, Class B, Class C or Class Z shares of Mortgage Income Fund held by them, and Mortgage Income Fund will be terminated. Shareholders of Government Income Fund are not being asked to vote on the Plan.



    This Prospectus and Proxy Statement sets forth concisely information about Government Income Fund that prospective investors should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Government Income Fund, dated April 30, 1998, as supplemented on July 1, 1998 and September 1, 1998. The Annual Report to Shareholders for the fiscal year ended February 28, 1998, which Prospectus, Supplements and Annual Report are incorporated by reference herein. The Prospectus of Mortgage Income Fund, dated March 3, 1998, as supplemented on July 1, 1998, August 27, 1998 and September 1, 1998, which Prospectus and Supplements are incorporated by reference herein, the Annual Report to Shareholders of Mortgage Income Fund for the fiscal year ended December 31, 1997, the Semi-Annual Report to Shareholders of Mortgage Income Fund for the six months ended June 30, 1998, and the Statement of Additional Information of Government Income Fund, dated April 30, 1998, have been filed with the Securities and Exchange Commission (Commission), and are available without charge upon written request to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 or by calling the toll-free number shown above. Additional information contained in a Statement of Additional
Information dated October   , 1998, forming a part of Government Income Fund's
Registration Statement on Form N-14, has been filed with the Commission, is incorporated herein by reference and is available without charge upon request to the address or telephone number shown above.



    This Prospectus and Proxy Statement will first be mailed to shareholders on or about October 30, 1998.


    Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.
                                 --------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this Prospectus and Proxy Statement is October 30, 1998.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.



                     PRUDENTIAL MORTGAGE INCOME FUND, INC.


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                                 --------------


             PROSPECTUS AND PROXY STATEMENT DATED OCTOBER 30, 1998

                                 --------------

                                    SYNOPSIS


    The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreement and Plan of Reorganization (the Plan) and is qualified by reference to the more complete information contained herein as well as in the Prospectus of Prudential Mortgage Income Fund, Inc. (Mortgage Income Fund) and the enclosed Prospectus of the Prudential Government Income Fund, Inc. (Government Income Fund). Shareholders should read the entire Prospectus and Proxy Statement carefully.


GENERAL


    This Prospectus and Proxy Statement is furnished by the Directors of Mortgage Income Fund in connection with the solicitation of Proxies for use at a Special Meeting of Shareholders of Mortgage Income Fund (the Meeting) to be held at 9:00 A.M. on December 3, 1998 at The Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The purpose of the Meeting is to approve the Plan whereby all of the assets of Mortgage Income Fund will be acquired by, and the liabilities, if any, of Mortgage Income Fund will be assumed by Government Income Fund, in exchange for Class A, Class B, Class C and Class Z shares of common stock of Government Income Fund, and such other business as may properly come before the Meeting or any adjournment thereof. The Plan is attached to this Prospectus and Proxy Statement as Appendix B.



    Approval of the Plan requires the affirmative vote of a majority of shares of Mortgage Income Fund outstanding and entitled to vote. Shareholders vote in the aggregate and not by separate class within Mortgage Income Fund. Approval of the Plan by the shareholders of Government Income Fund is not required and the Plan is not being submitted for their approval.


THE PROPOSED REORGANIZATION


    The Boards of Directors of Government Income Fund and of Mortgage Income Fund have approved the Plan, which provides for the transfer of all of the assets of Mortgage Income Fund in exchange for Class A, Class B, Class C and Class Z shares of Government Income Fund and the assumption by Government Income Fund of the liabilities, if any, of Mortgage Income Fund. Following approval by Mortgage Income Fund's shareholders, if obtained, Class A, Class B, Class C and Class Z shares of Government Income Fund will be distributed to Class A, Class B, Class C and Class Z shareholders of Mortgage Income Fund, and Mortgage Income Fund will be terminated. The reorganization will become effective as soon as practicable after the Meeting. Mortgage Income Fund's Class A, Class B, Class C and

Class Z shareholders will receive the number of full and fractional Class A, Class B, Class C and Class Z shares of Government Income Fund equal in value (rounded to the third decimal place) to such shareholder's Class A, Class B, Class C and Class Z shares of Mortgage Income Fund as of the closing date.


REASONS FOR THE REORGANIZATION


    There are a number of similarities between Mortgage Income Fund and Government Income Fund that led to consideration of the Plan. The following are among the reasons for the reorganization, which was proposed by PIFM, the Manager of each Fund:



    MORTGAGE INCOME FUND HAS BEEN UNABLE TO ATTRACT AND RETAIN SIGNIFICANT ASSETS. Assets in Mortgage Income Fund have been steadily declining during the past several years. As of June 30, 1998, Mortgage Income Fund's assets were approximately $151,969,000, with 15,856 shareholders. As a result, Mortgage Income Fund has been operating with relatively higher expense ratios. The Distributor of Mortgage Income Fund has agreed to limit distribution fees with respect to the Class A and Class C shares, respectively, to no more than .15 of 1% and .75 of 1% of the average daily net assets of such Class A shares and Class C shares for Mortgage Income Fund's current fiscal year. Because of its size, Mortgage Income Fund does not enjoy the economies of scale of Government Income Fund. The Manager believes Mortgage Income Fund's situation is not likely to improve and although the Distributor's current fee waiver has been in place for some time for Mortgage Income Fund, the waiver is voluntary, is not specified as to duration and could therefore be eliminated at any time.



    GOVERNMENT INCOME FUND AND MORTGAGE INCOME FUND HAVE SIMILAR INVESTMENT POLICIES. Government Income Fund and Mortgage Income Fund invest primarily in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Furthermore, each Fund may invest in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities. Each Fund may also purchase and sell options and futures contracts on U.S. Government securities for hedging and return enhancement purposes. Each Fund may also enter repurchase agreements, hold up to 15% of its net assets in illiquid securities and lend securities. See "Structure of Mortgage Income Fund and Government Income Fund" and "Investment Objectives and Policies" below.



    AFTER IMPLEMENTATION OF THE PLAN, THE FORMER SHAREHOLDERS OF MORTGAGE INCOME FUND AND GOVERNMENT INCOME FUND MAY BENEFIT FROM REDUCED EXPENSES RESULTING FROM GREATER ECONOMIES OF SCALE. The Boards of Directors of Mortgage Income Fund and Government Income Fund believe that the reorganization may achieve certain economies of scale that Mortgage Income Fund alone cannot realize because of its small size, and that Government Income Fund would realize the benefits of a larger asset base in exchange for its shares. The combination of Mortgage Income Fund and Government Income Fund would eliminate certain duplicate expenses, such as those incurred in connection with separate audits and the preparation of separate financial statements for Mortgage Income Fund and Government Income Fund, and reduce other expenses, because their expenses would be spread across a larger asset base.

    The ratios of total operating expenses to average net assets for Class A, Class B, Class C and Class Z shares of Government Income Fund and Class A, Class B, Class C and Class Z shares of Mortgage Income Fund for the periods indicated below were as follows:



                                                           CLASS A      CLASS B       CLASS C       CLASS Z
                                                         -----------  ------------  ------------  ------------
GOVERNMENT INCOME FUND:
  Fiscal Year Ended February 28, 1998..................       0.86%         1.53%         1.46%         0.71%

MORTGAGE INCOME FUND:
  Six Months Ended June 30, 1998 (1)...................       1.03%         1.63%         1.63%          .88%
  Fiscal Year Ended December 31, 1997 (2)..............        .96%         1.56%         1.56%          .81%
  Fiscal Year Ended December 31, 1997 (3)..............       1.10%         1.70%         1.70%          .95%

------------
(1)  Figures are annualized and unaudited.

(2) Net of management fee waiver and/or expense subsidy. Effective September 1, 1997, the Manager eliminated its management fee waiver (.20 of 1%) with respect to the Mortgage Income Fund.

(3)  Before consideration of management fee waiver and/or expense subsidy.



    GOVERNMENT INCOME FUND HAS A YIELD COMPARABLE TO MORTGAGE INCOME
FUND. Government Income Fund has historically provided a comparable yield to Mortgage Income Fund and Government Income Fund has lower expense ratios than Mortgage Income Fund due to its appreciably larger size. The following table presents the 30 day yield for Mortgage Income Fund and Government Income Fund for the thirty-day period ended June 30, 1998. Although the 30 day yield for Government Income Fund is slightly lower than the 30 day yield for Mortgage Income, Government Income Fund has achieved average annual total returns higher than Mortgage Income Fund.



         MORTGAGE INCOME    GOVERNMENT INCOME
               FUND               FUND
              30 DAY             30 DAY
CLASS       SEC YIELD           SEC YIELD
------   ----------------   -----------------
   A               6.28%               5.35%
   B               5.93%               4.90%
   C               5.93%               4.98%
   Z               6.69%               5.73%


------------
Past performance is not a guarantee of future results.

    GOVERNMENT INCOME FUND HAS ACHIEVED AVERAGE ANNUAL TOTAL RETURNS HIGHER THAN MORTGAGE INCOME FUND. The following table reflects each Fund's respective average annual total returns (unaudited) after application of the distribution fee waivers as of June 30, 1998.(+)



                          CLASS A    CLASS B    CLASS C    CLASS Z
                          --------   --------   --------   --------
GOVERNMENT INCOME FUND:*
  One Year..............     5.99%      4.79%      8.87%     10.58%
  Five Years............     5.19%      5.18%       N/A        N/A
  Ten Years.............      N/A       7.42%       N/A        N/A
  Since Inception.......     7.46%      7.79%      7.52%      6.88%



                               AFTER MANAGEMENT FEE WAIVER(++)            BEFORE MANAGEMENT FEE WAIVER(++)
                                   AND/OR EXPENSE SUBSIDY                      AND/OR EXPENSE SUBSIDY
                          -----------------------------------------   -----------------------------------------
MORTGAGE INCOME FUND:**
  One Year..............     2.87%      1.51%      5.51%      7.31%      2.80%      1.44%      5.44%      7.23%
  Five Years............     4.75%      4.81%       N/A        N/A       4.70%      4.76%       N/A        N/A
  Ten Years.............      N/A       6.72%       N/A        N/A        N/A       6.70%       N/A        N/A
  Since Inception.......     6.64%      8.45%      6.62%      7.98%      6.62%      8.41%      6.57%      7.86%


------------

+ See "Fees and Expenses--Distribution Fees" below for information on the Distributor's voluntary fee waiver.


++ As of September 1, 1997, PIFM discontinued its management fee waiver for Mortgage Income Fund.



* The inception period is January 22, 1990 for Class A shares, April 22, 1985 for Class B shares, August 1, 1994 for Class C shares and March 4, 1996 for Class Z shares.



** The inception period is January 22, 1990 for Class A shares, April 2, 1982 for Class B shares, August 1, 1994 for Class C shares and March 18, 1997 for Class Z shares.


    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    ANALYSIS OF SIMILARITIES AND DIFFERENCES: There are a number of similarities between Mortgage Income Fund and the Government Income Fund that led to consideration of the proposed acquisition: Under separate management agreements with each of the Funds, PIFM serves as the manager of both Mortgage Income Fund and Government Income Fund.(1) The management fees for both of the Funds is .50 of 1% of the Fund's average daily net assets.



    Prudential Investment Management Services LLC (PIMS) acts as the Distributor of the shares of both Mortgage Income Fund and Government Income Fund. PIMS is entitled to an annual distribution and service fee at the rate of up to .30 of 1% of the average daily net assets of the Class A shares and up to 1% of the average daily net assets of both the Class B and C shares for both of the Funds. PIMS, with respect to the Government Income Fund, has agreed to limit its distribution fees with respect to Class A shares to no more

------------


(1)PIC furnishes investment advisory services to Mortgage Income Fund and to Government Income Fund pursuant to a subadvisory agreement with PIFM. PIC is compensated by PIFM, and not the Funds, for its services. PIFM, with respect to each of the Funds, continues to have responsibility for all investment advisory services pursuant to the respective management agreements and supervises PIC's performance of such services.

than .15 of 1% of the average daily net assets of the Class A shares, to no more than .825 of 1% of the average daily net assets of the Class B shares and to no more than .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending February 28, 1999. With respect to the Mortgage Income Fund, PIMS has agreed to limit its distribution fees with respect to Class A shares to no more than .15 of 1% of the average daily net assets of the Class A shares and to no more than .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998.



    Prudential Mutual Fund Services LLC (PMFS) serves as Transfer Agent and Dividend Disbursing Agent for Mortgage Income Fund and Government Income Fund. PMFS has an identical fee structure in place for both, including the same annual fee per shareholder account, the same new account set-up fee for each manually-established account and the same monthly inactive zero balance account fee per shareholder account.



    Both Mortgage Income Fund and Government Income Fund are able to invest in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued by the U.S. Government, its agencies and instrumentalities. Mortgage Income Fund and Government Income Fund may both also invest in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities. Mortgage Income Fund, however, is required to invest at least 65% of its total assets in mortgage-backed securities while Government Income Fund is required to invest at least 65% of its total assets in U.S. Government Securities. Government Income Fund and Mortgage Income Fund may each purchase and sell options and futures contracts on U.S. Government securities for hedging and return enhancement purposes. Each Fund may also enter repurchase agreements, hold up to 15% of its net assets in illiquid securities and lend securities. Finally, Government Income Fund, but not Mortgage Income Fund, may invest in reverse repurchase agreements, although both may invest in dollar rolls.



    MARKET CONDITIONS SUPPORTING THE PROPOSED MERGER. Mortgage backed securities (MBS) usually offer yields that exceed that of Treasury securities. Mutual funds choosing to purchase MBS receive this additional yield for the added incremental risk associated with owning them. This risk includes prepayment risk, which is the risk that occurs when individuals refinance their mortgages as interest rates fall, thereby retiring their debt prematurely. In the case of MBS prepayment, a mutual fund will no longer receive the higher interest income that was once provided and must reinvest proceeds at the lower prevailing interest rate. In addition, if the Fund purchased the MBS at a premium, it loses principal as well since the MBS will be prepaid at par. Even without the occurrence of prepayments, a falling interest rate environment will mute MBS price appreciation as opposed to other bonds. On the other hand, in a rising interest rate environment the situation does not improve by much. When rates rise and bond prices fall, MBS fall in line with other bonds.



    Mortgages perform best in periods of a stable interest rate environment. As a result of today's market, mortgage funds have not been viewed as popular. One way a mutual fund can avoid being hurt by poorly performing mortgage pools (I.E. those experiencing above generic paydowns) is to purchase pools in larger sizes. As the dollar amount of a mortgage position drops in size, the chance of having unexpected performance, as pools either pay down more or less than generics, rises. Partly as a result of the above, better prices are usually generated for larger pool sizes. As positions decline in size (Mortgage Income Fund currently holds only $151 million in assets), the Subadviser does not always see the most attractive swaps among mortgage products, which could negatively impact performance.



    Presently, there would appear to be more investor interest in owning a portfolio which can adjust the mortgage exposure based on the interest rate outlook. As stated in its prospectus, Mortgage Income Fund must invest at least 65% of its total assets in mortgage-backed securities. Government Income Fund is also allowed to hold mortgages in its portfolio, but is not restricted to a minimum amount. Government Income Fund has the benefit of increasing or decreasing its exposure to mortgages accordingly. In addition, Government Income Fund currently has over $1.2 billion in assets. Therefore, it can purchase mortgage pools of a much greater size than Mortgage Income Fund, simultaneously decreasing the potential risk of prepayments. Table 1 below shows the portfolio holdings and assets of both funds as of June 30, 1998.



                                    TABLE 1



                                     MORTGAGES                                     TOTAL
                               ---------------------                              ASSETS
FUND                 TREASURIES GNMA   FNMA    FHLMC   CMOS    OTHER*   TOTAL    (MILLIONS)
-------------------  -------   -----   -----   -----   -----   ------   ------   ---------
Government
 Income............      26%      9%     13%      1%      5%      46%     100%     $1227.1
Mortgage Income....      14%     12%     38%      5%      8%      23%     100%     $151.9


---------------


    Source: Prudential Consolidated Analytics Reporting as of June 30, 1998



* Other includes securities of other Government Agencies, Corporates, Asset Backs, and Cash.



    For the reasons set forth below under "The Proposed Transaction--Reasons for the Reorganization Considered by the Directors," the Directors of Mortgage Income Fund and Government Income Fund, including those Directors who are not "interested persons" (Independent Directors), as that term is defined in the Investment Company Act of 1940, as amended (Investment Company Act), have concluded that the reorganization would be in the best interests of the shareholders of Mortgage Income Fund and Government Income Fund and that the interests of shareholders of Mortgage Income Fund and Government Income Fund will not be diluted as a result of the proposed transaction. Accordingly, the Board of Directors of each of Mortgage Income Fund and Government Income Fund recommends approval of the Plan.



STRUCTURE OF MORTGAGE INCOME FUND AND GOVERNMENT INCOME FUND



    Mortgage Income Fund is authorized to issue 500 million shares of common stock, $0.01 par value per share, divided into four classes designated Class A, Class B, Class C and Class Z. Government Income Fund is authorized to issue 2 billion shares of common stock, $0.01 par value per share. Government Income Fund is divided into four classes designated Class A, Class B, Class C and Class
Z. Each class of shares of each Fund represents an interest in the same assets of the respective Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.



    The Boards of Government Income Fund and Mortgage Income Fund may increase or decrease the number of authorized shares without shareholder approval. Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of each Fund under certain circumstances. Except for the conversion feature applicable to Class B shares (which convert to Class A shares after approximately seven years), there are no conversion, preemptive or other subscription rights. In the event of liquidation of either Fund, each share thereof is entitled to its portion of that Fund's assets after all of its debts and expenses have been paid. Neither Fund's shares have cumulative voting rights for the election of Directors.

INVESTMENT OBJECTIVES AND POLICIES



    Mortgage Income Fund seeks to achieve a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. It seeks to achieve this objective by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. Government Income Fund has an investment objective of high current return. The Government Income Fund seeks to achieve its objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds, and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. The Government Income Fund may also write covered call options and covered put options and purchase put and call options.


FEES AND EXPENSES


    MANAGEMENT FEES. PIFM, the manager of each Fund and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), is compensated, pursuant to a management agreement with Government Income Fund, at an annual rate of .50 of 1% of the average daily net assets of Government Income Fund, and, pursuant to a management agreement with Mortgage Income Fund, at an annual rate of .50 of 1% of the average daily net assets of Mortgage Income Fund.



    Under subadvisory agreements between PIFM and PI, PI provides investment advisory services for the management of the respective Funds. Each subadvisory agreement provides that PIFM will reimburse PI for its reasonable costs and expenses in providing investment advisory services. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreements for both Funds and supervises the Subadviser's performance of its services on behalf of each Fund.



    DISTRIBUTION FEES. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of the Class A, Class B, Class C and Class Z shares of each Fund.



    Under separate Distribution and Service Plans adopted by each Fund (the Class A Plan, Class B Plan and Class C Plan, collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act, and approved by the shareholders of the applicable class of Mortgage Income Fund and Government Income Fund, and under separate distribution agreements, the Distributor incurs the expenses of distributing the Class A, Class B, and Class C shares of each Fund. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under separate distribution agreements, none of which are reimbursed by or paid for by the Funds. The distribution expenses incurred by the Distributor include
(i) commissions and account servicing fees, (ii) advertising expenses, (iii) the cost of printing and mailing prospectuses, and (iv) indirect and overhead costs associated with the sale of shares of each of Government Income Fund and Mortgage Income Fund.



    Under Mortgage Income Fund's Class A Plan, the Fund may pay the Distributor for distribution expenses at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Under Mortgage Income Fund's Class B and Class C Plan, the Fund may pay the Distributor for distribution expenses at an annual rate of up to .75 of 1% and 1%, respectively, of the average daily net assets of Mortgage Income Fund's Class B and Class C shares. For the fiscal year ending December 31, 1998, the

Distributor agreed to limit its distribution expenses to .15 of 1% of the average daily net assets for Class A shares, and, to .75 of 1% of the average daily net assets for Class C shares for the fiscal year ending December 31, 1998.



    Under Government Income Fund's Class A Plan, the Fund may pay the Distributor for distribution expenses at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Under Government Income Fund's Class B Plan, the Fund may pay the Distributor for its distribution expenses at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% of such net assets in excess of $4 billion. Under Government Income Fund's Class C Plan, the Fund may pay the Distributor for its distribution expenses at an annual rate of up to 1% of average daily net assets of Class C shares. The Distributor has agreed to limit its distribution expenses to .15 of 1% of the average daily net assets of the Class A shares and to .825 of 1% of the average daily net assets of the Class C shares for the fiscal year ending February 28, 1999.



    For the fiscal year ended February 28, 1998, Government Income Fund paid distribution expenses of .15 of 1%, .825 of 1% and .75 of 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares. For the fiscal year ended December 31, 1997 and six-month period ended June 30, 1998, Mortgage Income Fund paid distribution expenses of .15%, .75% and .75% of the average daily net assets of Class A, Class B and Class C shares, respectively. The Funds record all payments made under the Plans as expenses in the calculation of net investment income.



    Under each Fund's Class A, Class B and Class C Plans, each such class of shares, as applicable, is obligated to pay distribution and/or service fees to the Distributor as compensation for distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, that Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    OTHER EXPENSES. The Funds also pay certain other expenses in connection with their operation, including transfer agency, accounting, legal, audit and registration expenses. Although the basis for calculating these fees and expenses is the same for Government Income Fund and Mortgage Income Fund, the per share effect on shareholder returns is affected by their relative size. Combining Mortgage Income Fund with Government Income Fund will reduce certain expenses. For example, only one annual audit of the combined fund will be required rather than separate audits of each Fund as currently required. For a discussion of the level of distribution fee waivers, see the notes to the chart "Expense Ratios--Annual Fund Operating Expenses (as a percentage of average net assets)" below.

    SHAREHOLDER TRANSACTION EXPENSES. The following tables show the fees that an investor would be subject to in connection with a purchase, redemption or exchange of shares of each of Government Income Fund or Mortgage Income Fund. If the Plan is implemented, Class A, Class B, Class C and Class Z shareholders of Mortgage Income Fund will receive Class A, Class B, Class C and Class Z shares of Government Income Fund.



                                        CLASS A                                                                              CLASS Z
SHAREHOLDER TRANSACTION EXPENSES+       SHARES               CLASS B SHARES                        CLASS C SHARES            SHARES
                                        -------  ---------------------------------------  ---------------------------------  -------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)......................    4%                      None                                  None                  None
Maximum Deferred Sales Load (as a
 percentage of original purchase price
 or redemption proceeds, whichever is
 lower)...............................   None    5% during the first year, decreasing by  1% on redemptions made within one   None
                                                   1% annually to 1% in the fifth and             year of purchase
                                                 sixth years and 0% in the seventh year*
Maximum Sales Load Imposed on
 Reinvested Dividends.................   None                     None                                  None                  None
Redemption Fees.......................   None                     None                                  None                  None
Exchange Fees.........................   None                     None                                  None                  None


---------------

+ Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of each Fund may not exceed 6.25% of the total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of each Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares.


* Class B shares automatically convert to Class A shares approximately seven years after purchase.



     EXPENSE RATIOS. For the fiscal year ended February 28, 1998 total expenses as a percentage of average net assets of Government Income Fund were .86%, 1.53%, 1.46% and .71%, respectively, for Class A, Class B, Class C and Class Z shares. Without the distribution fee limitation, such ratios would have been 1.01% for the Class A shares and 1.71% for Class B and C shares. For the fiscal year ended December 31, 1997 (net of management fee waiver) and the six month period ended June 30, 1998, total expenses as a percentage of average net assets of Mortgage Income Fund were .96%, 1.56%, 1.56% and .81% and 1.03%, 1.63%, 1.63%
and .88% (annualized), respectively, for Class A, Class B, Class C and Class Z shares. Without the distribution fee limitation, such ratios would have been 1.11% for Class A shares and 1.81% for Class C shares for the fiscal year ended December 31, 1997 (before management fee waiver) and 1.18% for Class A shares and 1.88% for Class C shares for the six-month period ended June 30, 1998.



    Following the reorganization, the actual expense ratios of the combined fund are expected to be lower than those of Mortgage Income Fund for the fiscal year ended December 31, 1997 (taking into account the distribution fee limitation). Set forth below is a comparison of Government Income Fund's and Mortgage Income Fund's operating expenses for, in the case of Government Income Fund, the fiscal year ended February 28, 1998 and, in the case of Mortgage Income Fund, the fiscal year ended December 31, 1997, before management fee waiver. The ratios are also shown on a pro forma (estimated) combined basis, giving effect to the reorganization.

ANNUAL FUND
OPERATING EXPENSES                    GOVERNMENT INCOME FUND*                             MORTGAGE INCOME FUND**
(AS A PERCENTAGE OF      -------------------------------------------------- ---------------------------------------------------
AVERAGE NET ASSETS)        CLASS A      CLASS B      CLASS C      CLASS Z     CLASS A      CLASS B      CLASS C      CLASS Z
Management Fees..........        .50%          .50%         .50%        .50%         .50%         .50%         .50%         .50%
12b-1 Fees (After
 Waiver)+................        .15%         .825%         .75%    None            .15%         .75%         .75%     None
Other Expenses...........        .21%          .21%         .21%        .21%         .45%         .45%         .45%         .45%
                              -----  -------------      ------       -----       ------       ------       ------        -----
Total Fund Operating
 Expenses (After
 Waiver).................        .86%        1.535%        1.46%        .71%        1.10%        1.70%        1.70%         .95%
                              -----  -------------      ------       -----       ------       ------       ------        -----
                              -----  -------------      ------       -----       ------       ------       ------        -----

                                         PRO FORMA COMBINED
OPERATING EXPENSES                  AND GOVERNMENT INCOME FUND)
(AS A PERCENTAGE OF      --------------------------------------------------
AVERAGE NET ASSETS)        CLASS A      CLASS B      CLASS C      CLASS Z
Management Fees..........       .50%          .50%         .50%        .50%
12b-1 Fees (After
 Waiver)+................       .15%         .825%         .75%    None
Other Expenses...........       .20%          .20%         .20%        .20%
                              -----  -------------      ------       -----
Total Fund Operating
 Expenses (After
 Waiver).................       .85%        1.525%        1.45%        .70%
                              -----  -------------      ------       -----
                              -----  -------------      ------       -----


---------------

  * Based on expenses incurred during the fiscal year ended February 28, 1998.


 ** Based on expenses incurred during the fiscal year ended December 31, 1997.


  + Although the Class A, Class B and Class C Distribution and Service Plans provide that each Fund may pay higher distribution fees for Class A and C shares and Government Income Fund's Plan may pay higher distribution fees for Class B shares, as described above under "Distribution Fees," the Distributor has agreed to limit its distribution fees, with respect to the Class A and Class C shares of Mortgage Income Fund, to .15 of 1% and .75 of 1% of the average daily net assets of the Class A shares and Class C shares, respectively, for Mortgage Income Fund's fiscal year ending December 31, 1998 and, with respect to the Class A, Class B and Class C shares of Government Income Fund, to .15 of 1%, .825 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for Government Income Fund's fiscal year ending February 28, 1999. Total Fund Operating Expenses without such limitations for Class A and Class C shares, respectively, would be 1.25% and 1.95% for Mortgage Income Fund and 1.00%, 1.70% and 1.70%, respectively for Class A, Class B and Class C shares of Government Income Fund (pro forma combined), as of each Fund's most recent fiscal year end.



    The example set forth below shows the expenses that an investor in the combined fund (assuming approval by shareholders of Mortgage Income Fund) would pay on a $1,000 investment, based upon the pro forma ratios set forth above.



                                                                            10
EXAMPLE                                      1 YEAR   3 YEARS   5 YEARS   YEARS
-------------------------------------------  ------   -------   -------   ------
You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of
 each time period
    Class A................................    $48      $66       $85      $141
    Class B................................    $66      $78       $93      $155
    Class C................................    $25      $46       $79      $174
    Class Z................................    $ 7      $22       $39      $ 87


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PURCHASES AND REDEMPTIONS


    Purchases of shares of Mortgage Income Fund and Government Income Fund are made through the Distributor, through dealers, including Prudential Securities Incorporated, Pruco Securities Corporation (Prusec) or directly from the respective Fund, through its Transfer Agent, PMFS, at the net asset value per share next determined after receipt of a purchase order by the Transfer Agent plus a sales charge which may be imposed either at the time of purchase (Class A shares) or on a deferred basis (Class B or Class C shares).



    The minimum initial investment for Class A and Class B shares of each Fund is $1,000 per class and $5,000 for Class C shares and the minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. Class A shares of each Fund are sold with an initial sales charge of up to 4.00% of the offering price. Class B shares of each Fund are sold without an initial sales charge but are subject to a contingent deferred sales charge (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase. Class C shares of each Fund are sold without an initial sales charge and, for one year after purchase, are subject to a 1% contingent deferred sales charge on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.



    Shares of each Fund may be redeemed at any time at the net asset value next determined after the Distributor or the Transfer Agent receives the sell order. As indicated above, the proceeds of redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge. NO CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED IN CONNECTION WITH THE REORGANIZATION. FOLLOWING THE REORGANIZATION, SUCH SHAREHOLDERS' CLASS A SHARES OF GOVERNMENT INCOME FUND WILL NOT BE SUBJECT TO ANY CONTINGENT DEFERRED SALES CHARGES.


EXCHANGE PRIVILEGES


    The exchange privileges available to shareholders of Government Income Fund are substantially similar to the exchange privileges of shareholders of Mortgage Income Fund. Shareholders of both Government Income Fund and Mortgage Income Fund have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B, Class C and Class Z shares of each Fund may be exchanged for Class A, Class B, Class C and Class Z shares of another fund on the basis of relative net asset value. No sales charge will be imposed at the time of the exchange. Class B and Class C shares of Mortgage Income Fund may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a Money Market fund will be excluded. An exchange will be treated as a redemption and purchase for tax purposes.


DIVIDENDS AND DISTRIBUTIONS


    Each Fund expects to declare daily and to pay dividends of net investment income, if any, monthly and make distributions at least annually of any net capital gains. Shareholders of Government Income Fund and Mortgage Income Fund receive dividends and other distributions in additional shares of Government Income Fund and Mortgage Income Fund, respectively, unless they elect to receive them in cash. A Mortgage Income Fund shareholder's election with respect to reinvestment of dividends and distributions in Mortgage Income Fund will be automatically applied with respect to the shares of Government Income Fund he or she receives.


FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION


    The Funds have received an opinion of Swidler Berlin Shereff Friedman, LLP to the effect that the proposed reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, no gain or loss will be recognized to Government Income Fund or Mortgage Income Fund upon the transfer of assets solely in return for shares of Government Income Fund and Government Income Fund's assumption of liabilities, if any, or to shareholders of Mortgage Income Fund upon their receipt of shares of Government

Income Fund in return for their shares of Mortgage Income Fund. The tax basis for the shares of Government Income Fund received by Mortgage Income Fund's shareholders will be the same as their tax basis for the shares of Mortgage Income Fund to be constructively surrendered in exchange therefor. In addition, the holding period of the shares of Government Income Fund to be received pursuant to the reorganization will include the period during which the shares of Mortgage Income Fund to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. See "The Proposed Transaction--Tax Considerations."


                             PRINCIPAL RISK FACTORS


    As the investment policies of both Funds are similar, the risks associated with investments in either Fund also are similar. Below is a summary of such risks. For a more complete discussion of the risks attendant to an investment in Government Income Fund, please see Government Income Fund's Prospectus, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.


HEDGING AND RETURN ENHANCEMENT ACTIVITIES


    Government Income Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include the purchase of and sale of put and call options on securities and indices and the purchase and sale of futures contracts and related options (including futures contracts on U.S. Government securities and indices and options thereon), enter into repurchase agreements, enter into reverse repurchase agreements and dollar rolls, lend its securities, make short sales against the box, purchase and sell securities on a when-issued and delayed delivery basis, engage in interest rate swap transactions and borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions, subject to certain limitations. Government Income Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed.



    Participation in the options and futures markets involves investment risks and transaction costs to which Government Income Fund would not be subject absent the use of these strategies. Government Income Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Government Income Fund may leave the Government Income Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) and the possible inability of Government Income Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for Government Income Fund to sell the security at a disadvantageous time, due to the requirement that Government Income Fund maintain cover or segregate securities in connection with hedging transactions.



    Mortgage Income Fund may also engage in various portfolio strategies to reduce certain risks and enhance return, including utilizing derivatives, repurchase agreements, dollar rolls, purchasing and selling call and put options, entering into financial futures contracts and related options, interest rate transactions and lending portfolio securities. Mortgage Income Fund's participation in the options and futures markets subjects Mortgage Income Fund to similar types of risks as described above for Government Income Fund.



RATINGS



    The minimum rating for securities in Government Income Fund's portfolio are securities rated A or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by any other NRSRO, or, if unrated, determined to be of comparable quality by the investment adviser. Mortgage Income Fund may invest up to 35% of its net assets in securities rated at least A by Moody's or S&P or similarly rated by another NRSRO or, if not rated, of comparable quality in the view of the investment adviser. The remainder of the portfolio will be rated at least Aa by Moody's or AA by S&P or similarly rated by another NRSRO or, if not so rated, of comparable quality in the view of the investment adviser.



    Bonds that are rated A by Moody's are judged to possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Securities that are rated Aa by Moody's or AA by S&P are judged to be of very strong quality. They carry a smaller degree of investment risk and their capacity to pay interest and repay principal is extremely strong and differ from the highest-rated issues only in small degree.


FOREIGN SECURITIES


    Government Income Fund may invest up to 10% of its total assets in obligations of foreign banks and foreign branches of U.S. banks.



    Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.


TAX CONSIDERATIONS


    Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, neither Fund will be subject to federal income taxes on its net investment income and net capital gains, if any, that it distributes to its shareholders. With regard to the Government Income Fund, the performance and tax qualification of one of its series will have no effect on the federal income tax liability of shareholders of the other series.



    Any dividends out of net investment income, together with distributions of net short-term gains distributed to shareholders of each Fund, will be taxable as ordinary income to those shareholders whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than twelve months over net short-term capital losses) distributed to shareholders of each Fund will be taxable as capital gains to those shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.



    For federal income tax purposes, Mortgage Income Fund had a capital loss carryforward at December 31, 1997 of approximately $19,586,200, of which $2,647,800 expires in 1998, $16,220,800 expires in 2002, and $717,600 expires in
2005. If the reorganization occurs, these losses will carry forward to Government

Income Fund, subject to limitations under Section 382 of the Code. Additionally, the reorganization will cause such losses to expire earlier than set forth above if not otherwise used. As of February 28, 1998, Government Income Fund had a capital loss carryforward for federal income tax purposes of approximately $131,130,000, of which $41,964,000 expires in 1999, $1,736,000 expires in 2001,
$2,920,000 expires in 2002, $66,560,000 expires in 2003 and $17,950,000 expires in 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders of Government Income Fund until net gains have been realized in excess of the usable portion of such carryforwards.



    Shareholders are advised to consult their own tax advisors regarding specific questions as to federal, state or local taxes.


REALIGNMENT OF INVESTMENT PORTFOLIO


    The portfolio managers of Government Income Fund anticipate selling certain securities in the investment portfolio of the combined Fund, following the consummation of such transaction. The portfolio managers of Government Income Fund expects that the sale of the assets acquired from Mortgage Income Fund and the purchase of other securities may affect the aggregate amount of taxable gains and losses generated by Government Income Fund.


                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the proposed transaction may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Prospectus and Proxy Statement.


    The Plan contemplates (i) Government Income Fund acquiring all of the assets of Mortgage Income Fund in exchange for shares of Government Income Fund and the assumption by Government Income Fund of Mortgage Income Fund's liabilities, if any, as of the Closing Date (anticipated to be December 4, 1998 or at such later date as the parties may agree) and (ii) the constructive distribution on the date of the exchange, expected to occur on or about the Closing Date, of such shares of Government Income Fund to the shareholders of Mortgage Income Fund, as provided for by the Plan.



    The assets of Mortgage Income Fund to be acquired by Government Income Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Mortgage Income Fund and any deferred or prepaid assets shown as assets on the books of Mortgage Income Fund. Government Income Fund will assume from Mortgage Income Fund all debts, liabilities, obligations and duties of Mortgage Income Fund of whatever kind or nature, if any; provided, however, that Mortgage Income Fund will utilize its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. Government Income Fund will deliver to Mortgage Income Fund shares of Government Income Fund, which Mortgage Income Fund will then distribute to its shareholders. Share certificates in Government Income Fund will only be issued upon written request to the Transfer Agent. See "Shareholder Guide" in Government Income Fund's Prospectus.

    The value of Mortgage Income Fund's assets to be acquired and liabilities to be assumed by Government Income Fund and the net asset value of shares of Government Income Fund will be determined as of 4:15 P.M., New York time, on the Closing Date in accordance with the valuation procedures of the respective Fund's then current Prospectus and Statement of Additional Information.



    As soon as practicable after the Closing Date, Mortgage Income Fund will distribute PRO RATA to its shareholders of record the shares of Government Income Fund received by Mortgage Income Fund in exchange for such shareholders' interest in Mortgage Income Fund evidenced by their shares of beneficial interest of Mortgage Income Fund. Such distribution will be accomplished by opening accounts on the books of Government Income Fund in the names of Mortgage Income Fund's shareholders and by transferring thereto the shares of Government Income Fund previously credited to the account of Mortgage Income Fund on those books. Each shareholder account shall represent the respective PRO RATA number of Government Income Fund shares due to such shareholder. Fractional shares of Government Income Fund will be rounded to the third decimal place.



    Accordingly, every shareholder of Mortgage Income Fund will own shares of Government Income Fund immediately after the reorganization that, except for rounding, will be equal to the value of that shareholder's shares of Mortgage Income Fund immediately prior to the reorganization. Moreover, because shares of Government Income Fund will be issued at net asset value in exchange for net assets of Mortgage Income Fund that, except for rounding, will equal the aggregate value of those shares, the net asset value per share of Government Income Fund will be unchanged. Thus, the reorganization will not result in a dilution of the value of any shareholder account. However, in general, the reorganization will substantially reduce the percentage of ownership of a Mortgage Income Fund's shareholder below such shareholder's current percentage of ownership in Mortgage Income Fund because, while such shareholder will have the same dollar amount invested initially in Government Income Fund that he or she had invested in Mortgage Income Fund, his or her investment will represent a smaller percentage of the combined net assets of Government Income Fund and Mortgage Income Fund.



    Any transfer taxes payable upon issuance of shares of Government Income Fund in a name other than that of the registered holder of the shares on the books of Mortgage Income Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Mortgage Income Fund will continue to be the responsibility of Mortgage Income Fund up to and including the Closing Date and such later date on which Mortgage Income Fund is terminated.



    On the effective date of the reorganization, the name of Government Income Fund will be unchanged.



    The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of Directors of Mortgage Income Fund and Government Income Fund. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of Mortgage Income Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting of shareholders of Mortgage Income Fund that would detrimentally affect the value of Government Income Fund's shares to be distributed to Mortgage Income Fund's shareholders.



REASONS FOR THE REORGANIZATION CONSIDERED BY THE DIRECTORS



    The Board of Directors of Mortgage Income Fund, including a majority of the Independent Directors, have determined that the interests of Mortgage Income Fund's shareholders will not be diluted as a result of the proposed transaction and that the proposed transaction is in the best interests of the shareholders of

Mortgage Income Fund. In addition, the Board of Directors of Government Income Fund, including a majority of the Independent Directors, has determined that the interests of Government Income Fund's shareholders will not be diluted as a result of the proposed transaction and that the proposed transaction is in the best interests of the shareholders of Government Income Fund.



    The reasons that the reorganization was proposed by PIFM are described above under "Synopsis-- Reasons for the Reorganization." The Boards of Directors of Government Income Fund and Mortgage Income Fund based their decisions to approve the Plan on an inquiry into a number of factors, including the following:



        (1) the relative past decrease in assets, historical investment performance and perceived future prospects of Mortgage Income Fund;



        (2) the effect of the proposed transaction on the expense ratios of Government Income Fund and Mortgage Income Fund;



        (3) the costs of the reorganization, which will be paid for by Government Income Fund and Mortgage Income Fund in proportion to their respective asset levels;



        (4) the tax-free nature of the reorganization to Government Income Fund, Mortgage Income Fund and their shareholders;



        (5) the compatibility of the investment objectives, policies and restrictions of Government Income Fund and Mortgage Income Fund;



        (6) the potential benefits to the shareholders of Mortgage Income Fund and Government Income Fund; and



        (7) other options to the reorganization, including a continuance of Mortgage Income Fund in its present form, a change of investment adviser or investment objective or a termination of Mortgage Income Fund with the distribution of the cash proceeds to Mortgage Income Fund shareholders (which would be a taxable event).



    If the Plan is not approved by shareholders of Mortgage Income Fund, Mortgage Income Fund's Board of Directors may consider other appropriate action, such as the termination of Mortgage Income Fund or a merger or other business combination with an investment company other than Government Income Fund.



DESCRIPTION OF SECURITIES TO BE ISSUED



    Government Income Fund's shares represent shares of common stock with $.01 par value per share. Shares of Government Income Fund will be issued to Mortgage Income Fund's shareholders on the Closing Date. Each share represents an equal and proportionate interest in Government Income Fund with each other share of the same class. Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Each share of Government Income Fund has equal voting, dividend and liquidation rights with other shares, except that Class A, Class B and Class C have exclusive voting rights with respect to their respective distribution plan. Dividends paid by Government Income Fund with respect to each class of shares, to the extent any are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that each class other than Class Z will bear its own distribution expenses, generally resulting in lower dividends for Class A, Class B and Class C shares of Government Income Fund compared to its Class Z shares.

TAX CONSIDERATIONS


    The Funds have received an opinion from Swidler Berlin Shereff Friedman, LLP, which opinion is based on representations made by each Fund, to the effect that (1) the proposed transaction described above will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code; (2) no gain or loss will be recognized by shareholders of Mortgage Income Fund upon receipt of shares of Government Income Fund solely in exchange for their shares of Mortgage Income Fund and the termination of Mortgage Income Fund pursuant to the Plan (Internal Revenue Code Section 354(a)(1)) and the termination of Mortgage Income Fund pursuant to the Plan; (3) no gain or loss will be recognized by Mortgage Income Fund upon the transfer of Mortgage Income Fund's assets to Government Income Fund solely in exchange for shares of Government Income Fund and the assumption by Government Income Fund of Mortgage Income Fund's liabilities, if any, and the subsequent distribution of those shares to Mortgage Income Fund's shareholders in liquidation of Mortgage Income Fund (Internal Revenue Code Sections 361(a), 361(c)(1) and 357(a)); (4) no gain or loss will be recognized by Government Income Fund upon the acquisition of such assets solely in exchange for Government Income Fund's shares and its assumption of Mortgage Income Fund's liabilities, if any (Internal Revenue Code
Section 1032(a)); (5) Government Income Fund's basis for the assets received pursuant to the reorganization will be the same as the basis thereof in the hands of Mortgage Income Fund immediately before the reorganization, and the holding period of those assets in the hands of Government Income Fund will include the holding period thereof in Mortgage Income Fund's hands (Internal Revenue Code Sections 362(b) and 1223(2)); (6) Mortgage Income Fund's shareholders' basis for the shares of Government Income Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of Mortgage Income Fund and canceled in the reorganization (Internal Revenue Code Section 358(a)(1)); and (7) the holding period of the shares of Government Income Fund to be received by the shareholders of Mortgage Income Fund pursuant to the reorganization will include the period during which the shares of Mortgage Income Fund canceled in the reorganization were held, provided the latter shares were held as capital assets by the shareholders on the date of the reorganization (Internal Revenue Code Section 1223(1)). It should be noted that no ruling has been sought by the IRS and that an opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of Mortgage Income Fund's assets to Government Income Fund followed by the taxable liquidation of Mortgage Income Fund, and shareholders of Mortgage Income Fund would recognize gain or loss as a result of such transaction.


CERTAIN COMPARATIVE INFORMATION ABOUT THE FUNDS


    ORGANIZATION. Government Income Fund and Mortgage Income Fund is each a Maryland corporation, and the rights of their shareholders are governed by their respective Articles of Incorporation, By-Laws and applicable Maryland law.



    CAPITALIZATION. Government Income Fund is authorized to issue 2 billion shares of common stock, par value $.01 per share. The shares are divided into four classes, designated Class A, Class B, Class C and Class Z, each consisting of 500 million authorized shares. Mortgage Income Fund is authorized to issue 500 million shares of common stock, par value $.01 per share. The shares are divided into four classes of shares, designated Class A, Class B, Class C and Class Z, each consisting of 125 million shares of common stock, $.01 par value per share. Each Fund presently offers the four classes of shares.

    In addition, the Board of Government Income Fund may authorize an increase in the number of authorized shares and each Board may reclassify unissued shares to authorize additional classes of shares having terms and rights determined by the respective Board without shareholder approval.



    SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares entitled to vote. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office was elected by shareholders.



    Shareholders of the Government Income Fund and of Mortgage Income Fund are entitled to to one vote for each share on all matters submitted to a vote of their shareholders, respectively, under Maryland law. Under each Fund's Articles of Incorporation, approval of certain matters, such as an amendment to the Articles of Incorporation, merger, consolidation or transfer of all or substantially all assets, or a dissolution generally requires the affirmative vote of a majority of the votes entitled to be cast at a meeting at which a quorum is present (except as otherwise provided by statute).



    Government Income Fund's By-Laws and Mortgage Income Fund's By-Laws each provide that the presence in person or by proxy of the holders of record of a majority of the shares of the Fund's common stock issued and outstanding and entitled to vote shall constitute a quorum at a shareholders' meeting, except as otherwise provided in the Articles of Incorporation.



    SHAREHOLDER LIABILITY. Under Maryland law, shareholders of Mortgage Income Fund and of Government Income Fund have no personal liability as such for Mortgage Income Fund's and Government Income Fund's acts or obligations, respectively.



    LIABILITY AND INDEMNIFICATION OF DIRECTORS. Under Government Income Fund's Articles of Incorporation and Maryland law, a Director or officer of the Fund is not liable to Government Income Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent such exemption from liability or limitation thereof is not permitted by law, including the Investment Company Act. The same is true for Directors of Mortgage Income Fund, under its Articles of Incorporation and Maryland law.



    Under the Investment Company Act, a Director may not be protected against liability to a Fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the Commission interprets the Investment Company Act to require additional limits on indemnification of Directors and officers.



    The foregoing is only a summary of certain comparative information about Mortgage Income Fund and Government Income Fund and their respective Articles of Incorporation and By-Laws.

PRO FORMA CAPITALIZATION



    The following table shows the capitalization of Government Income Fund and Mortgage Income Fund as of February 28, 1998 and the pro forma combined capitalization as if the reorganization had occurred on that date. These figures are unaudited.


                                          GOVERNMENT INCOME FUND                       MORTGAGE INCOME FUND
                                ------------------------------------------  ------------------------------------------
                                 CLASS A    CLASS B    CLASS C    CLASS Z    CLASS A    CLASS B    CLASS C    CLASS Z
Net Assets (000)..............  $ 819,536  $ 346,059  $   2,840  $  84,733  $  89,821  $  71,331  $     971  $      96
Net Asset Value per share.....  $    9.05  $    9.05  $    9.05  $    9.04  $   14.45  $   14.42  $   14.42  $   14.47
Shares Outstanding (000)......     90,606     38,227        314      9,377      6,216      4,948         67          7

                                            PRO FORMA COMBINED
                                ------------------------------------------
                                 CLASS A    CLASS B    CLASS C    CLASS Z
Net Assets (000)..............  $ 909,357  $ 417,390  $   3,811  $  84,829
Net Asset Value per share.....  $    9.05  $    9.05  $    9.05  $    9.04
Shares Outstanding (000)......    100,531     46,109        421      9,388



    The following table shows the ratios of total expenses and of operating expenses to average net assets and the ratio of net investment income to average net assets of Government Income Fund for the fiscal year ended February 28, 1998 and of Mortgage Income Fund for the fiscal year ended December 31, 1997. The ratios are also shown on a pro forma combined basis.

                    INFORMATION ABOUT GOVERNMENT INCOME FUND


FINANCIAL INFORMATION


    For additional financial information for Government Income Fund, see "Financial Highlights" in Government Income Fund's Prospectus, which accompanies this Prospectus and Proxy Statement. The financial information for the year ended February 28, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. The following financial highlights contain selected data for a Class A, Class B, Class C and Class Z share outstanding, total return, ratios to average net assets and other supplemental data for the periods presented.



                                  YEAR ENDED FEBRUARY 28, 1998
                           -------------------------------------------
                            CLASS A     CLASS B    CLASS C    CLASS Z
                           ---------   ---------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year.......  $    8.76   $    8.77   $   8.77   $   8.76
                           ---------   ---------   --------   --------
                           ---------   ---------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....       0.58        0.52       0.53       0.59
Net realized and
 unrealized gain (loss)
 on investment
 transactions............       0.29        0.28       0.28       0.28
                           ---------   ---------   --------   --------
    Total from investment
     operations..........       0.87        0.80       0.81       0.87
                           ---------   ---------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net
 investment income.......      (0.58)      (0.52)     (0.53)     (0.59)
                           ---------   ---------   --------   --------
Net asset value, end of
 period..................  $    9.05   $    9.05   $   9.05   $   9.04
                           ---------   ---------   --------   --------
                           ---------   ---------   --------   --------
TOTAL RETURN (a):........      10.26%       9.40%      9.48%     10.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)...................   $819,536    $346,059   $  2,840   $ 84,733
Average net assets
 (000)...................   $842,431    $385,145   $  2,523   $ 71,425
Ratios to average net
 assets:
  Expenses, including
   distribution fees.....       0.86%       1.53%      1.46%      0.71%
  Expenses, excluding
   distribution fees.....       0.71%       0.71%      0.71%      0.71%
  Net investment
   income................       6.52%       5.85%      5.92%      6.67%
Portfolio turnover
 rate....................         88%         88%        88%        88%


------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

GENERAL


    For a discussion of the organization, classification and sub-classification of Government Income Fund, see "General Information" and "Fund Highlights" in Government Income Fund's Prospectus.


INVESTMENT OBJECTIVE AND POLICIES


    For a discussion of Government Income Fund's investment objective and policies and risk factors associated with an investment in Government Income Fund, see "How the Fund Invests" in Government Income Fund's Prospectus.



DIRECTORS



    For a discussion of the responsibilities of Government Income Fund's Board of Directors, see "How the Fund is Managed" in Government Income Fund's Prospectus.


MANAGER AND PORTFOLIO MANAGER


    For a discussion of Government Income Fund's Manager, investment adviser and portfolio manager, Distributor and Transfer Agent, see "How the Fund is Managed" in Government Income Fund's Prospectus.


PERFORMANCE


    For a discussion of Government Income Fund's performance during the fiscal year ended February 28, 1998, see Appendix A hereto.


SHORT INTERMEDIATE SERIES' SHARES


    For a discussion of Government Income Fund's Class A, Class B, Class C and Class Z shares, including voting rights and the exchange privilege, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "General Information" in Government Income Fund's Prospectus.


NET ASSET VALUE


    For a discussion of how the offering price of Government Income Fund's Class A, Class B, Class C and Class Z shares is determined, see "How the Fund Values its Shares" in Government Income Fund's Prospectus.


TAXES, DIVIDENDS AND DISTRIBUTIONS


    For a discussion of Government Income Fund's policy with respect to dividends and distributions and the tax consequences of an investment in Class A, Class B, Class C and Class Z shares, see "Taxes, Dividends and Distributions" in Government Income Fund's Prospectus.


ADDITIONAL INFORMATION


    Government Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the Commission. Proxy materials, reports and other information filed by Government Income Fund can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services,

Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Shareholder inquiries should be addressed to Government Securities Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


                     INFORMATION ABOUT MORTGAGE INCOME FUND


FINANCIAL INFORMATION


    For financial information for Mortgage Income Fund, see "Financial Highlights" in Mortgage Income Fund's Prospectus dated March 3, 1998, its Annual Report to Shareholders for the fiscal year ended December 31, 1997 and its Semi-Annual Report to Shareholders for the six months ended June 30, 1998 which are available without charge upon request to Mortgage Income Fund. See "Additional Information" below.


GENERAL


    For a discussion of the organization, classification and sub-classification of Mortgage Income Fund, see "General Information" and "Fund Highlights" in Mortgage Income Fund's Prospectus.


INVESTMENT OBJECTIVE AND POLICIES


    For a discussion of Mortgage Income Fund's investment objective and policies and risk factors associated with an investment in Mortgage Income Fund, see "How the Fund Invests" in Mortgage Income Fund's Prospectus.


TRUSTEES


    For a discussion of the responsibilities of Mortgage Income Fund's Board of Directors, see "How the Fund is Managed" in Mortgage Income Fund's Prospectus.


MANAGER AND PORTFOLIO MANAGER


    For a discussion of Mortgage Income Fund's Manager, investment adviser and portfolio manager, Distributor and Transfer Agent, see "How the Fund is Managed" in Mortgage Income Fund's Prospectus.


PERFORMANCE


    For a discussion of Mortgage Income Fund's performance during the fiscal year ended December 31, 1997 and for the six months ended June 30, 1998, see the Annual Report to Shareholders for the fiscal year ended December 31, 1997 and its Semi-Annual Report to Shareholders for the six months ended June 30, 1998, which are available without charge upon request to Mortgage Income Fund. See "Additional Information" below.



MORTGAGE INCOME FUND'S SHARES



    For a discussion of Mortgage Income Fund's Class A, Class B, Class C and Class Z shares, including voting rights and the exchange privilege, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "General Information" in Mortgage Income Fund's Prospectus.


NET ASSET VALUE


    For a discussion of how the offering price of Mortgage Income Fund's Class A, Class B, Class C and Class Z shares is determined, see "How the Fund Values its Shares" in Mortgage Income Fund's Prospectus.

TAXES, DIVIDENDS AND DISTRIBUTIONS


    For a discussion of Mortgage Income Fund's policy with respect to dividends and distributions and the tax consequences of an investment in Class A, Class B, Class C and Class Z shares, see "Taxes, Dividends and Distributions" in Mortgage Income Fund's Prospectus.


ADDITIONAL INFORMATION


    Additional information concerning Mortgage Income Fund is incorporated herein by reference from Mortgage Income Fund's current Prospectus dated March 3, 1998, as supplemented July 1, 1998, August 27, 1998 and September 1, 1998. Copies of Mortgage Income Fund's Prospectus (and supplements thereto) and Mortgage Income Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997 and Semi-Annual Report to Shareholders for the six-month period ended June 30, 1998 are available without charge upon oral or written request to Mortgage Income Fund. To obtain Mortgage Income Fund's Prospectus, Annual Report or Semi-Annual Report, call (800) 225-1852 or write to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Shareholder inquiries should be addressed to Mortgage Income Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephone, at
(800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555
(collect).



    Mortgage Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by Mortgage Income Fund can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.


                               VOTING INFORMATION


    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of Mortgage Income Fund or by attendance at the Meeting. If sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.


    If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business. Because approval of the proposed reorganization requires the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such proposed matters.


    The close of business on October 15, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, Mortgage Income Fund's Meeting. On that date, Mortgage Income Fund had
Class A shares,      Class B shares,      Class C shares and      Class Z shares
outstanding and entitled to vote.



    Each share of Mortgage Income Fund will be entitled to one vote at Mortgage Income Fund's Meeting. It is expected that the Notice of Special Meeting, Prospectus and Proxy Statement and form of Proxy will be mailed to Mortgage
Income Fund's shareholders on or about October   , 1998.



    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Mortgage Income
Fund:



NAME                                       SHARES     CLASS     % OWNERSHIP
----------------------------------------  --------   --------   -----------



    As of October 15, 1998, the Directors and officers of Mortgage Income Fund, as a group, owned less than 1% of the outstanding shares of any class of Mortgage Income Fund.



    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Government Income
Fund:



NAME                                       SHARES    CLASS    % OWNERSHIP
----------------------------------------  --------   ------   -----------



    As of October 15, 1998, the Directors and officers of Government Income Fund, as a group, owned less than 1% of the outstanding shares of any class of Government Income Fund.

    The expenses of reorganization and solicitation will be borne by Mortgage Income Fund and Government Income Fund in proportion to their respective assets and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders. Shareholder Communications Corporation, a proxy solicitation firm, has been retained to assist in the solicitation of Proxies for the Meeting. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $27,000, excluding mailing and printing costs. The solicitation of Proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of Prudential Securities and its affiliates, including PIFM. This cost, including specified expenses, also will be borne by Mortgage Income Fund and Government Income Fund in proportion to their respective assets.


                                 OTHER MATTERS


    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of Mortgage Income Fund arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of Mortgage Income Fund, taking into account all relevant circumstances.


                            SHAREHOLDERS' PROPOSALS


    A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of Mortgage Income Fund must be received by Mortgage Income Fund a reasonable time before the Directors' solicitation relating to such meeting is made in order to be included in Mortgage Income Fund's Proxy Statement and form of Proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Plan is approved at this Meeting with respect to Mortgage Income Fund, it is not expected that there will be any future shareholder meetings of Mortgage Income Fund.



    It is the present intent of the Board of Directors' of each Fund not to hold annual meetings of shareholders unless the election of Directors' is required under the Investment Company Act nor to hold special meetings of shareholders unless required by the Investment Company Act or state law.


                                          S. JANE ROSE
                                            SECRETARY


Dated: October 30, 1998

PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PERFORMANCE AT A GLANCE.

Exceptionally subdued inflation in the U.S. and concern about economic upheaval in Asia fueled a strong rally in U.S. Treasuries and federal government agency securities over the past year. The Prudential Government Income Fund was well-positioned to take advantage of these gains during the 12-month period ended February 28, 1998. As a result, your Fund's Class A and Z shares provided double-digit returns that beat the average U.S. government bond fund tracked by Lipper Analytical Services, while Class B and C shares finished with competitive returns.



CUMULATIVE TOTAL RETURNS(1)                                                                      AS OF 2/28/98
---------------------------------------------------------------------------------------------------------------
                                              One                Five                 Ten              Since
                                              Year               Years               Years         Inception(2)
---------------------------------------------------------------------------------------------------------------
                       Class A               10.26%              34.51%               N/A              86.14%
                       Class B                9.40               29.95              97.48%            162.38
                       Class C                9.48                 N/A                N/A              29.59
                       Class Z               10.30                 N/A                N/A              13.77

           Lipper General U.S.
        Government Bond Avg.(3)               9.76               32.48             107.63                ***


AVERAGE ANNUAL TOTAL RETURNS(1)                                                                  AS OF 3/31/98
---------------------------------------------------------------------------------------------------------------
                                              One                Five                 Ten              Since
                                              Year               Years               Years         Inception(2)
---------------------------------------------------------------------------------------------------------------
                       Class A                7.41%               5.23%                N/A               7.38%
                       Class B                6.26                5.20                7.24%              7.76
                       Class C               10.34                 N/A                 N/A               7.39
                       Class Z               12.05                 N/A                 N/A               6.47


DISTRIBUTIONS                       Total Distributions          30-Day
  & YIELDS                             Paid for 12 Mos.        SEC Yield
-------------------------------------------------------------------------
   AS OF
  2/28/98              Class A               $0.58                5.76%
                       Class B               $0.52                5.32
                       Class C               $0.53                5.40
                       Class Z               $0.59                6.15


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a six-year, declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares do not carry a sales charge or a distribution fee.

(2) Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; Class Z, 3/4/96.

(3) These are returns for all funds in each share class for the Lipper General U.S. Government Bond Average for one-, five- and 10-year categories.

*** The Lipper Since Inception category return for Class A shares is 84.09%; for Class B shares is 177.61%; for Class C shares is 29.95% and for Class Z shares is 13.94% for all funds in each share class.


[GRAPH]

                              HOW INVESTMENTS COMPARED.
                                   (AS OF 2/28/98)

                          U.S.             GENERAL            GENERAL              U.S.
                        GROWTH               BOND            MUNI DEBT           TAXABLE
                         FUNDS              FUNDS              FUNDS           MONEY FUNDS
------------------------------------------------------------------------------------------
12 mos                   30.38               10.53              9.12              16.48
20 yrs                   10.08                 7.4              4.93               7.68


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

                                                                      Appendix B

                      AGREEMENT AND PLAN OF REORGANIZATION


    Agreement and Plan of Reorganization (Agreement) made as of the     day of
October, 1998, by and between, Prudential Mortgage Income Fund, Inc. (Mortgage Income Fund) and Prudential Government Income Fund (Government Income Fund) (Mortgage Income Fund and Government Income Fund collectively, the Funds and each individually, a Fund). Mortgage Income Fund and Government Income Fund are both corporations organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of both Funds are divided into four classes, designated as Class A, Class B, Class C and Class Z.



    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Swidler Berlin Shereff Friedman, LLP may require, Swidler Berlin Shereff Friedman, LLP will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of the assets of Mortgage Income Fund in exchange for shares of Government Income Fund, and Government Income Fund's assumption of Mortgage Income Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, as a liquidating distribution of such shares of Government Income Fund to the shareholders of Mortgage Income Fund, and the termination of Mortgage Income Fund as provided herein, all upon the terms and conditions as hereinafter set forth.


    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:


1. TRANSFER OF ASSETS OF MORTGAGE INCOME FUND IN EXCHANGE FOR SHARES OF GOVERNMENT INCOME FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF MORTGAGE INCOME FUND



1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mortgage Income Fund agrees to sell, assign, transfer and deliver all its assets, as set forth in paragraph 1.2, to Government Income Fund, and Government Income Fund agrees (a) to issue and deliver to Mortgage Income Fund in exchange therefor the number of shares in Government Income Fund determined by dividing the net asset value of the Mortgage Income Fund allocable to Class A, Class B, Class C and Class Z shares and shares of Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z shares of Government Income Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2) and (b) to assume all of Mortgage Income Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).



1.2 The assets of Mortgage Income Fund to be acquired by Government Income Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Mortgage Income Fund and any deferred or prepaid expenses shown as assets on the books of Mortgage Income Fund on the closing date provided in paragraph 3 (Closing Date). Government Income Fund has no plan or intent to sell or otherwise dispose of significant assets of Mortgage Income Fund, other than in the ordinary course of business.

1.3 Except as otherwise provided herein, Government Income Fund will assume all debts, liabilities, obligations and duties of Mortgage Income Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Mortgage Income Fund agrees to utilize its best efforts, to the extent practicable, to cause such Trust to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.



1.4 On or immediately prior to the Closing Date, Mortgage Income Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through its termination.



1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Mortgage Income Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Government Income Fund received by Mortgage Income Fund pursuant to paragraph 1.1 in exchange for their interest in Mortgage Income Fund. Such distribution will be accomplished by opening accounts on the books of Government Income Fund in the names of Mortgage Income Fund's shareholders and transferring thereto the shares credited to the account of Mortgage Income Fund on the books of Government Income Fund. Each account opened shall be credited with the respective PRO RATA number of Government Income Fund Class A, Class B, Class C and Class Z shares due Mortgage Income Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Government Income Fund shall be rounded to the third decimal place. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Mortgage Income Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Mortgage Income Fund will file with the Secretary of State of the State of Maryland a Certificate of Termination terminating Mortgage Income Fund , but in any event such termination will be completed within twelve months following the Closing Date.



1.6 Government Income Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Mortgage Income Fund shareholder holding Mortgage Income Fund certificates for shares of Common Stock as of the Closing Date, until Government Income Fund is notified by Mortgage Income Fund's transfer agent that such shareholder has surrendered his or her outstanding certificates for shares of Common Stock or, in the event of lost, stolen or destroyed certificates for shares of Common Stock, posted adequate bond or submitted a lost certificate form, as the case may be, Government Income Fund will not permit such shareholder to (1) receive dividends or other distributions on Government Income Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Government Income Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Government Income Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Government Income Fund shares in cash as provided in the preceding sentence, Government Income Fund shall pay such dividends or other distributions in additional Government Income Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of

Mortgage Income Fund. Mortgage Income Fund will, at its expense, request its shareholders to surrender their outstanding Mortgage Income Fund certificates for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.



1.7 Ownership of Government Income Fund shares will be shown on the books of the Government Income Fund's transfer agent. Shares of Government Income Fund will be issued in the manner described in Government Income Fund's then current prospectus and statement of additional information.



1.8 Any transfer taxes payable upon issuance of shares of Government Income Fund in exchange for shares of Mortgage Income Fund in a name other than that of the registered holder of the shares being exchanged on the books of Mortgage Income Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.



1.9 Any reporting responsibility with the SEC or any state securities commission of Mortgage Income Fund is, and shall remain, the responsibility of Mortgage Income Fund up to and including the Termination Date.



1.10 All books and records of Mortgage Income Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Government Income Fund from and after the Closing Date and shall be turned over to Government Income Fund on or prior to the Termination Date.


2.  VALUATION


2.1 The value of Mortgage Income Fund's assets and liabilities to be acquired and assumed, respectively, by Government Income Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Mortgage Income Fund's then current prospectus and statement of additional information.



2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Government Income Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares as of the Valuation Time, using the valuation procedures set forth in Government Income Fund's then current prospectus and Government Income Fund's statement of additional information.



2.3 The number of Government Income Fund shares to be issued (including fractional shares, if any) in exchange for Mortgage Income Fund's net assets shall be calculated as set forth in paragraph 1.1.


2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.  CLOSING AND CLOSING DATE


3.1 The Closing Date shall be December 4, 1998 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Government Income Fund or at such other place as the parties may agree.



3.2 State Street Bank and Trust Company (State Street), as custodian for Mortgage Income Fund, shall deliver to Government Income Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Mortgage Income Fund's portfolio securities, cash and any other assets have been transferred in proper form to Government Income Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Mortgage Income Fund and of the net asset value per share of Government Income Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.



3.4 Mortgage Income Fund shall deliver to Government Income Fund on or prior to the Termination Date the names and addresses of each of the shareholders of Mortgage Income Fund and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of Mortgage Income Fund. Government Income Fund shall issue and deliver to Mortgage Income Fund at the Closing a confirmation or other evidence satisfactory to Mortgage Income Fund that shares of Government Income Fund have been or will be credited to Mortgage Income Fund's account on the books of Government Income Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.


4.  REPRESENTATIONS AND WARRANTIES


4.1  Mortgage Income Fund represents and warrants as follows:



    4.1.1 Mortgage Income Fund is a business trust duly organized and validly existing under the laws of the State of Maryland.



    4.1.2 Mortgage Income Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;



    4.1.3 Mortgage Income Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Mortgage Income Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Mortgage Income Fund is a party or by which Mortgage Income Fund is bound;



    4.1.4 All material contracts or other commitments to which Mortgage Income Fund, or the properties or assets of Mortgage Income Fund, is subject, or by which Mortgage Income Fund is bound except this Agreement will be terminated on or prior to the Closing Date without Mortgage Income Fund or Government Income Fund incurring any liability or penalty with respect thereto;



    4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Mortgage Income Fund or any of its properties or assets. Mortgage Income Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;



    4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Mortgage Income Fund at December 31, 1997 and for the year then ended and the Notes thereto (copies of which have been furnished to Government Income Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Mortgage Income Fund as of and for the period ended on such date, and there are no material known liabilities of Mortgage Income Fund (contingent or otherwise) not disclosed therein;



    4.1.7  Since            , 1998, there has not been any material adverse
    change in Mortgage Income Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Mortgage Income Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Government Income Fund. For the purposes of this paragraph 4.1.7, a decline in net assets or change in the number of shares outstanding shall not constitute a material adverse change;



    4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Mortgage Income Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Mortgage Income Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;



    4.1.9 For each past taxable year since it commenced operations, Mortgage Income Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and has elected to be treated as such and Mortgage Income Fund intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Mortgage Income Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;



    4.1.10 All issued and outstanding shares of Mortgage Income Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Mortgage Income Fund will, at the Closing Date, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Government Income Fund in accordance with the provisions of paragraph 3.4. Mortgage Income Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into any of its shares, except for Class B shares of Mortgage Income Fund which have the conversion feature described in Mortgage Income Fund's Prospectus dated March 3, 1998;



    4.1.11 At the Closing Date, the Mortgage Income Fund will have good and marketable title to the assets to be transferred to Government Income Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Government Income Fund will acquire good and marketable title thereto;



    4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of Mortgage Income Fund and by all necessary action, other than shareholder approval, on the part of Mortgage Income Fund, and this Agreement constitutes a valid and binding obligation, subject to shareholder approval, of Mortgage Income Fund;



    4.1.13 The information furnished and to be furnished by Mortgage Income Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


    4.1.14 On the effective date of the registration statement filed with the SEC by Government Income Fund on Form N-14 relating to the shares of Government Income Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Mortgage Income Fund and on the Closing Date, the Proxy Statement of Mortgage Income Fund, the Prospectus of Government Income Fund, and the Statement of Additional Information of Government Income Fund to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under such Acts and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Government Income Fund for use therein.



4.2  Government Income Fund represents and warrants as follows:



    4.2.1 Government Income Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;



    4.2.2 Government Income Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;



    4.2.3 Government Income Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Government Income Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Government Income Fund is a party or by which Government Income Fund is bound;



    4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Government Income Fund or any of its properties or assets, except as previously disclosed in writing to Mortgage Income Fund. Except as previously disclosed in writing to Mortgage Income Fund, Government Income Fund knows of no facts that might form the basis for the institution of such proceedings, and Government Income Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;



    4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Government Income Fund at February 28, 1998, and for the fiscal year then ended and the Notes thereto (copies of which have been furnished to Mortgage Income Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Government Income Fund as of and for the period ended on such date, and there are no material known liabilities of Government Income Fund (contingent or otherwise) not disclosed therein;



    4.2.6 Since February 28, 1998, there has not been any material adverse change in Government Income Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Government Income Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Mortgage Income Fund. For the purposes of this paragraph, a decline in net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;



    4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Government Income Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Government Income Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;



    4.2.8 For each past taxable year since it commenced operations, Government Income Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and has elected to be treated as such and Government Income Fund intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Government Income Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;



    4.2.9 All issued and outstanding shares of Government Income Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Government Income Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have a conversion feature described in Government Income Fund's Prospectus dated April 30, 1998;



    4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Government Income Fund and by all necessary corporate action on the part of Government Income Fund, and this Agreement constitutes a valid and binding obligation of Government Income Fund;



    4.2.11 The shares of Government Income Fund to be issued and delivered to Mortgage Income Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Government Income Fund, fully paid and non-assessable;



    4.2.12 The information furnished and to be furnished by Government Income Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

    4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Mortgage Income Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts,
    (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Mortgage Income Fund for use therein.



5.  COVENANTS OF GOVERNMENT INCOME FUND AND MORTGAGE INCOME FUND



5.1 Mortgage Income Fund and Government Income Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be allowed by paragraph 1.2 hereof or required by paragraph 1.4 hereof.



5.2 Mortgage Income Fund covenants to call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Directors as set forth in Rule 17a-8(a) under the Investment Company Act).



5.3 Mortgage Income Fund covenants that Government Income Fund shares to be received for and on behalf of Mortgage Income Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.



5.4 Mortgage Income Fund covenants that it will assist Government Income Fund in obtaining such information as Government Income Fund reasonably requests concerning the beneficial ownership of Mortgage Income Fund's shares.



5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.



5.6 Mortgage Income Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each Act.



5.7 Mortgage Income Fund covenants that it will, from time to time, as and when requested by Government Income Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Government Income Fund may deem necessary or desirable in order to vest in and confirm to Government Income Fund title to and possession of all the assets of Mortgage Income Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 Government Income Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.



5.9 Government Income Fund covenants that it will, from time to time, as and when requested by Mortgage Income Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Government Income Fund may deem necessary or desirable in order to (i) vest in and confirm to the Mortgage Income Fund title to and possession of all the shares of Government Income Fund to be transferred to the shareholders of Mortgage Income Fund pursuant to this Agreement and (ii) assume all of the liabilities of Mortgage Income Fund in accordance with this Agreement.



6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF MORTGAGE INCOME FUND



    The obligations of Mortgage Income Fund to consummate the transactions provided for herein shall be subject to the performance by Government Income Fund of all the obligations to be performed by them hereunder on or before the Closing Date and the following further conditions:



6.1 All representations and warranties of Government Income Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.



6.2 Government Income Fund shall have delivered to Mortgage Income Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Government Income Fund, in form and substance satisfactory to Mortgage Income Fund and dated as of the Closing Date, to the effect that the representations and warranties of Government Income Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as Mortgage Income Fund shall reasonably request.



6.3 Mortgage Income Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to Government Income Fund, dated as of the Closing Date, to the effect that:



    6.3.1 Government Income Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;



    6.3.2 This Agreement has been duly authorized, executed and delivered by Government Income Fund and, assuming due authorization, execution and delivery of the Agreement by Mortgage Income Fund, is a valid and binding obligation of Government Income Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    6.3.3 The shares of the Government Income Fund to be distributed to the shareholders of Mortgage Income Fund under this Agreement, assuming their due authorization, execution and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Government Income Fund has any pre-emptive right to subscribe therefor or purchase such shares;

    6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Government Income Fund's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated July 1, 1988 between Government Income Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated July 31, 1990 between Government Income Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated April 10, 1996 between Government Income Fund and Prudential Securities Incorporated and (d) the Transfer Agency and Service Agreement dated January 1, 1990 between Government Income Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Government Income Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;



    6.3.6 Government Income Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and



    6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against Government Income Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.



    Such opinion may rely on an opinion of Maryland Counsel to the extent it addresses Maryland law.



7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME FUND



    The obligations of Government Income Fund to complete the transactions provided for herein shall be subject to the performance by Mortgage Income Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:



7.1 All representations and warranties of Mortgage Income Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.



7.2 Mortgage Income Fund shall have delivered to Government Income Fund on the Closing Date a statement of the assets and liabilities, which shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of Mortgage Income Fund showing the adjusted tax base of such securities by lot, as of the Closing Date, certified by the Treasurer of Mortgage Income Fund.



7.3 Mortgage Income Fund shall have delivered to Government Income Fund on the Closing Date a certificate executed in its name by its President or one of its Vice Presidents, in form and substance satisfactory to Government Income Fund and dated as of the Closing Date, to the effect that the representations and warranties of Mortgage Income Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as Government Income Fund shall reasonably request.



7.4 On or immediately prior to the Closing Date, Mortgage Income Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) each of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of Mortgage Income Fund for all completed taxable years from the inception of such Fund through December 31, 1997, and for the period from and after December 31, 1997 through the Closing Date.



7.5 Government Income Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to Mortgage Income Fund, dated as of the Closing Date, to the effect that:



    7.5.1 Mortgage Income Fund is duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;



    7.5.2 This Agreement has been duly authorized, executed and delivered by Mortgage Income Fund and constitutes a valid and legally binding obligation of Mortgage Income Fund enforceable against the assets of such Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    7.5.3 The execution and delivery of the Agreement did not, and the performance by Mortgage Income Fund of its obligations hereunder will not,
    (i) violate Mortgage Income Fund's Articles of Incorporation or By-Laws or
    (ii) result in a default or a breach of (a) the Management Agreement, dated May 2, 1988 between Mortgage Income Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated August 1, 1990 between Mortgage Income Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated May 9, 1996 between Mortgage Income Fund and Prudential Securities Incorporated and (d) the Transfer Agency and Service Agreement dated January 1, 1990 between Mortgage Income Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that insofar as performance by Mortgage Income Fund of its obligations under this Agreement is concerned they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Mortgage Income Fund under the federal laws of the United States and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained;



    7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Mortgage Income Fund that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

    7.5.6 Mortgage Income Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.



    Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law, and may assume for purposes of the opinion given pursuant to paragraph 7.5.2 that New York law is the same as Illinois law.



8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME FUND



    The obligations of Government Income Fund and Mortgage Income Fund hereunder are subject to the further conditions that on or before the Closing Date:



8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Boards of Directors of Government Income Fund and Mortgage Income Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Government Income Fund as to the assumption by Government Income Fund of the liabilities of Mortgage Income Fund and (c) the holders of the outstanding shares of Mortgage Income Fund in accordance with the provisions of Mortgage Income Fund's Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approvals shall have been delivered to Government Income Fund and Mortgage Income Fund, as applicable.



8.2 Any proposed change to Government Income Fund's operations that may be approved by the Board of Directors of Government Income Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Government Income Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Government Income Fund in accordance with the Investment Company Act and the provisions of Maryland law, and certified copies of the resolution evidencing such approval shall have been delivered to Mortgage Income Fund.


8.3 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Government Income Fund or Mortgage Income Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Government Income Fund or Mortgage Income Fund, provided, that either party hereto may for itself waive any part of this condition.


8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

8.6 The Funds shall have received on or before the Closing Date an opinion of Swidler Berlin Shereff Friedman, LLP with respect to Mortgage Income Fund satisfactory to each of them, substantially to the effect that for federal income tax purposes:



    8.6.1 The acquisition by Government Income Fund of the assets of Mortgage Income Fund solely in exchange for voting shares of Government Income Fund and the assumption by Government Income Fund of Mortgage Income Fund's liabilities, if any, followed by the distribution of Government Income Fund's voting shares as a liquidating distribution pro rata to Mortgage Income Fund's shareholders and the termination of Mortgage Income Fund pursuant to the Plan and constructively in exchange for Mortgage Income Fund's shares, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;



    8.6.2 No gain or loss will be recognized by the shareholders of the Mortgage Income Fund upon receipt of the Government Income Fund Class A, Class B, Class C and Class Z shares solely in exchange for and in cancellation of the Mortgage Income Fund shares of Common Stock, as described above and in the Agreement;



    8.6.3 No gain or loss will be recognized to the Mortgage Income Fund upon the transfer of all of its assets to the Government Income Fund solely in exchange for Class A, Class B, Class C and Class Z shares of the Government Income Fund and the assumption by the Government Income Fund of the liabilities, if any, of the Mortgage Income Fund. In addition, no gain or loss will be recognized to the Mortgage Income Fund on the distribution of such shares to the Mortgage Income Fund's shareholders in liquidation by terminating the Mortgage Income Fund;



    8.6.4 No gain or loss will be recognized to Government Income Fund upon the acquisition of the assets of the Mortgage Income Fund solely in exchange for Class A shares of the Government Income Fund and the assumption of the Mortgage Income Fund's liabilities, if any;



    8.6.5 The basis of the Mortgage Income Fund assets in the hands of the Government Income Fund will be the same as the basis of such assets in the hands of the Mortgage Income Fund immediately prior to the Reorganization;



    8.6.6 The holding period of the Mortgage Income Fund assets in the hands of the Government Income Fund will include the period during which such assets were held by the Mortgage Income Fund immediately prior to the Reorganization;



    8.6.7 The basis of the Government Income Fund Class A, Class B, Class C and Class Z shares to be received by shareholders of the Mortgage Income Fund will, in each instance, be the same as the basis of the Class A, Class B, Class C and Class Z shares of beneficial interest of the Mortgage Income Fund held by such shareholders and canceled in the Reorganization; and



    8.6.8 The holding period of the Government Income Fund shares to be received by the shareholders of the Mortgage Income Fund will include the holding period of the shares of Common Stock of the Mortgage Income Fund canceled pursuant to the Reorganization, provided that the Government Income Fund shares were held as capital assets on the date of the Reorganization.


9.  FINDER'S FEES AND EXPENSES


9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Government Income Fund and Mortgage Income Fund pro rata in a fair and equitable manner in proportion to its assets.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


10.1  This Agreement constitutes the entire agreement between the Funds.


10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION


    Government Income Fund or Mortgage Income Fund may at its option terminate this Agreement at or prior to the Closing Date because of:


11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or


11.3 A mutual written agreement of Mortgage Income Fund and Government Income Fund.



    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of either Government Income Fund or Mortgage Income Fund.


12.  AMENDMENT


    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Mortgage Income Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Government Income Fund to be distributed to Mortgage Income Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.


13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: S. Jane Rose.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

15.  NO PERSONAL LIABILITY


    Each Fund's Articles of Incorporation provides that no shareholder of the Fund shall be subject to any personal liability whatsoever to any person in connection with the Fund's property, or the acts, obligations or affairs of the Fund. No Director, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the Fund's property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Fund's property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Director, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or it shall not, on account thereof, be held to any personal liability.



    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President of each Fund.



                                Prudential Mortgage Income Fund, Inc.


                                By /s/ Richard A. Redeker
                                ---------------------------------
                                    PRESIDENT


                                Prudential Government Income Fund, Inc.



                                By /s/ Richard A. Redeker
                                ---------------------------------


                                    PRESIDENT

                               TABLE OF CONTENTS


                                                                        PAGE
SYNOPSIS..............................................................    2
    General...........................................................    2
    The Proposed Reorganization.......................................    2
    Reasons for the Reorganization....................................    3
    Structure of Mortgage Income Fund and Government Income Fund......    7
    Investment Objectives and Policies................................    8
    Fees and Expenses.................................................    8
        Management Fees...............................................    8
        Distribution Fees.............................................    8
        Other Expenses................................................    9
        Shareholder Transaction Expenses..............................   10
        Expense Ratios................................................   10
    Purchases and Redemptions.........................................   11
    Exchange Privileges...............................................   12
    Dividends and Distributions.......................................   12
    Federal Tax Consequences of Proposed Reorganization...............   12
PRINCIPAL RISK FACTORS................................................   13
    Hedging and Return Enhancement Activities.........................   13
    Ratings...........................................................   14
    Foreign Securities................................................   14
    Tax Considerations................................................   14
    Realignment of Investment Portfolio...............................   15
THE PROPOSED TRANSACTION..............................................   15
    Agreement and Plan of Reorganization..............................   15
    Reasons for the Reorganization Considered by the Directors........   16
    Description of Securities to be Issued............................   17
    Tax Considerations................................................   18
    Certain Comparative Information About the Funds...................   18
        Organization..................................................   18
        Capitalization................................................   18
        Shareholder Meetings and Voting Rights........................   19
        Shareholder Liability.........................................   19
        Liability and Indemnification of Directors....................   19
    Pro Forma Capitalization..........................................   20
INFORMATION ABOUT GOVERNMENT INCOME FUND..............................   21
INFORMATION ABOUT MORTGAGE INCOME FUND................................   23
VOTING INFORMATION....................................................   24
OTHER MATTERS.........................................................   26
SHAREHOLDERS' PROPOSALS...............................................   26
APPENDIX A--Performance Overview......................................  A-1
APPENDIX B--Agreement and Plan of Reorganization......................  B-1
TABLE OF CONTENTS
ENCLOSURES
    Prospectus of Government Income Fund dated April 30, 1998, as supplemented on July 1, 1998, August 27, 1998 and September 1,
     1998.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 30, 1998

                            ACQUISITION OF ASSETS OF
                           MORTGAGE INCOME FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                            ------------------------


                      BY AND IN EXCHANGE FOR THE SHARES OF
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852



    This Statement of Additional Information, relating specifically to the proposed transfer of all the assets and the assumption of all of the liabilities, if any, of Prudential Mortgage Income Fund, Inc. (the Acquired
Fund) by Prudential Government Income Fund, Inc. (the Acquiring Fund) consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference.



    1.  Pro Forma Financial Statements as of and at February 28, 1998.



    2. The Statement of Additional Information of the Acquiring Fund dated April 30, 1998.



    3. The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended February 28, 1998.



    4. The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 1997.



    5. The Semi-Annual Report to Shareholders of the Acquired Fund for the six months ended June 30, 1998.



    The Statement of Additional Information is not a prospectus. A Prospectus and Proxy Statement dated October 30, 1998 relating to the above referenced matter may be obtained from the Acquiring Fund without charge by writing or calling Prudential Government Income Fund, Inc. at the address or telephone number listed above. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus and Proxy Statement.

                              FINANCIAL STATEMENTS



                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)



          PRINCIPAL (000)                           DESCRIPTION                                      VALUE
-----------------------------------  -----------------------------------------  -----------------------------------------------
GOVERNMENT   MORTGAGE       PRO                                                   GOVERNMENT       MORTGAGE           PRO
  INCOME      INCOME       FORMA                                                    INCOME          INCOME           FORMA
 PORTFOLIO   PORTFOLIO   COMBINED                                                  PORTFOLIO       PORTFOLIO       COMBINED
-----------  ---------  -----------                                             ---------------  -------------  ---------------
                                     LONG-TERM INVESTMENTS--94.8%
                                     ASSET-BACKED SECURITIES--1.8%
                                     Aesop Funding II LLC,
                                       Series 1997-1, Class A2,
 $  10,000               $  10,000     6.40%, 10/20/03........................  $    10,109,677                 $    10,109,677
                                     Chase Manhattan Credit Card Trust,
             $   1,400       1,400     Ser. 96-2 A, 5.955%, 12/15/02..........                   $   1,407,000        1,407,000
                                     ContiMortgage Home Equity Loan Trust,
                 2,875       2,875     Ser. 97-1 M2, 7.67%, 3/15/28...........                       2,958,555        2,958,555
                                     Federal Home Loan Mortgage Corp. Loan
                                       Receivables Trust,
                 4,000       4,000     Ser. 97-B, C, 7.40%, 9/15/19...........                       4,136,250        4,136,250
                                     Money Store Home Impt. Ln. Trust,
                 6,125       6,125     Ser. 97-1 M2, 8.07%, 5/15/23...........                       6,450,391        6,450,391
                                                                                ---------------  -------------  ---------------
                                     Total asset-backed securities
                                       (cost $24,458,088).....................       10,109,677     14,952,196       25,061,873
                                                                                ---------------  -------------  ---------------
                                     COLLATERIZED MORTGAGE OBLIGATIONS--5.7%
                                     Federal National Mortgage Association,
    37,000                  37,000     6.425%, 2/17/30........................       37,138,750                      37,138,750
                                     GMAC Commercial Mortgage Securities,
                                       Inc., Series 1997-C1, Class A3, 6.869%,
    20,000                  20,000     8/15/07................................       20,706,250                      20,706,250
                                     ICI Funding Corp. Secured Asset Corp.,
                 4,913       4,913     Ser. 97-2 1A4, 7.60%, 7/25/28..........                       5,002,048        5,002,048
                                     Resolution Trust Corp.,
                                       Series 1994-1, Class B2,
     5,125                   5,125     7.75%, 9/25/29.........................        5,291,838                       5,291,838
                                     Ryland Mortgage Participation Securities,
                                       Series 1993-3, Class A-3, 7.54%,
     2,643                   2,643     9/25/24................................        2,668,906                       2,668,906
                                     Merrill Lynch Mortgage Investors, Inc.,
                52,605      52,605     Ser. 96-C2, 1.535%, 11/21/28, I/O......                       4,545,372        4,545,372
                                     Structured Asset Securities Corp.,
                                       Series 1995-C1, Class C,
     5,000                   5,000     7.375%, 9/25/24........................        5,039,453                       5,039,453
                                                                                ---------------  -------------  ---------------
                                     Total collateralized mortgage obligations
                                       (cost $79,219,784).....................       70,845,197      9,547,420       80,392,617
                                                                                ---------------  -------------  ---------------

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)


          PRINCIPAL (000)                           DESCRIPTION                                      VALUE
-----------------------------------  -----------------------------------------  -----------------------------------------------
GOVERNMENT   MORTGAGE       PRO                                                   GOVERNMENT       MORTGAGE           PRO
  INCOME      INCOME       FORMA                                                    INCOME          INCOME           FORMA
 PORTFOLIO   PORTFOLIO   COMBINED                                                  PORTFOLIO       PORTFOLIO       COMBINED
-----------  ---------  -----------                                             ---------------  -------------  ---------------
                                     CORPORATE BONDS--12.5%
                                     Associates Corp. of North America,
 $  15,000               $  15,000     5.96%, 5/15/37.........................  $    15,225,000                 $    15,225,000
                                     Ford Motor Credit Corp.,
    25,000                  25,000     7.32%, 5/23/02.........................       25,250,000                      25,250,000
                                     Merck and Co.,
    17,000   $   5,000      22,000     5.76%, 5/03/37.........................       17,340,000  $   5,100,000       22,440,000
                                     New Jersey Economic Development
   105,000                 105,000     Authority, Series A, 7.425%, 2/15/29...      115,024,245                     115,024,245
                                                                                ---------------  -------------  ---------------
                                     Total Corporate Bonds
                                       (cost $172,478,100)....................      172,839,245      5,100,000      177,939,245
                                                                                ---------------  -------------  ---------------
                                     U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH
                                       OBLIGATIONS--29.8%
                                     Federal Home Loan Mortgage Corp.,
     1,005                   1,005     7.50%, 2/01/22 - 4/01/25...............        1,033,630                       1,033,630
     6,828                   6,828     8.00%, 1/01/22 - 5/01/23...............        7,114,140                       7,114,140
     4,390                   4,390     8.50%, 6/01/07 - 4/01/20...............        4,641,347                       4,641,347
     2,001                   2,001     11.50%, 10/01/19.......................        2,287,437                       2,287,437
                                     Federal National Mortgage Association,
                 6,500       6,500     6.425%, 2/17/30........................                       6,524,375        6,524,375
    22,510                  22,510     6.50%, 5/01/11 - 6/01/24...............       22,403,627                      22,403,627
    47,731           7      47,738     7.00%, 7/01/03 - 9/01/26...............       48,418,547          6,993       48,425,540
    31,638                  31,638     7.125%, 2/01/07........................       33,111,104                      33,111,104
    43,100      24,571      67,671     7.50%, 4/01/07 - 1/01/2099.............       44,500,297     25,303,129       69,803,426
                    19          19     8.00%, 10/01/24........................                          19,594           19,594
    33,873                  33,873     8.50%, 6/01/17 - 3/01/25...............       35,618,750                      35,618,750
     8,284                   8,284     9.00%, 8/01/24 - 4/01/25...............        8,811,168                       8,811,168
     1,681                   1,681     9.50%, 10/01/19 - 3/01/25..............        1,800,031                       1,800,031
                                     Government National Mortgage Association,
    56,499                  56,499     7.00%, 2/15/09 - 1/15/28...............       57,272,946                      57,272,946
    19,479      17,773      37,252     7.50%, 5/15/02 - 11/15/24..............       20,038,802     18,344,867       38,383,669
     1,100      30,009      31,109     8.00%, 2/15/04 - 5/15/24...............        1,147,652     31,251,813       32,399,465
    17,262      12,024      29,286     9.00%, 4/15/01 - 4/15/25...............       18,165,122     12,920,072       31,085,194
    16,211                  16,211     9.50%, 10/15/09 - 12/15/17.............       17,674,119                      17,674,119
                                     Government National Mortgage Association
                                       II,
     2,740                   2,740     9.50%, 5/20/18 - 8/20/21...............        2,954,496                       2,954,496
                                                                                ---------------  -------------  ---------------
                                     Total U.S. government agency mortgage
                                       pass-through obligations
                                       (cost $403,286,720)....................      326,993,215     94,370,843      421,364,058
                                                                                ---------------  -------------  ---------------

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)


          PRINCIPAL (000)                           DESCRIPTION                                      VALUE
-----------------------------------  -----------------------------------------  -----------------------------------------------
GOVERNMENT   MORTGAGE       PRO                                                   GOVERNMENT       MORTGAGE           PRO
  INCOME      INCOME       FORMA                                                    INCOME          INCOME           FORMA
 PORTFOLIO   PORTFOLIO   COMBINED                                                  PORTFOLIO       PORTFOLIO       COMBINED
-----------  ---------  -----------                                             ---------------  -------------  ---------------
                                     U.S. GOVERNMENT OBLIGATIONS--20.6%
                                     United States Treasury Bonds,
 $  21,000               $  21,000     6.125%, 11/15/27.......................  $    21,587,370                 $    21,587,370
    10,000                  10,000     6.625%, 2/15/27........................       10,882,800                      10,882,800
             $   2,000       2,000     7.125%, 2/15/23........................                   $   2,287,820        2,287,820
     3,000                   3,000     7.625%, 2/15/25........................        3,651,090                       3,651,090
    25,000                  25,000     8.125%, 8/15/19........................       31,363,250                      31,363,250
     1,860                   1,860     12.00%, 8/15/13........................        2,744,374                       2,744,374
    45,000                  45,000     12.50%, 8/15/14........................       69,581,250                      69,581,250
                 3,000       3,000     12.375%, 5/15/04.......................                       4,040,610        4,040,610
    20,000                  20,000     12.75%, 11/15/10.......................       28,550,000                      28,550,000
                                     United States Treasury Notes,
    32,000                  32,000     5.50%, 2/29/00.........................       31,975,040                      31,975,040
    11,000       6,000      17,000     5.50%, 1/31/03.........................       10,953,580      5,974,680       16,928,260
    18,000      11,000      29,000     6.125%, 8/15/07........................       18,565,380     11,345,510       29,910,890
    10,000                  10,000     6.25%, 10/31/01........................       10,207,800                      10,207,800
    20,000                  20,000     12.375%, 5/15/04.......................       26,937,400                      26,937,400
                                     United States Treasury Strips,
       800                     800     Zero Coupon, 8/15/08...................          437,272                         437,272
       700                     700     Zero Coupon, 8/15/11...................          315,490                         315,490
       500                     500     Zero Coupon, 11/15/11..................          221,945                         221,945
                                                                                ---------------  -------------  ---------------
                                     Total U.S. government obligations
                                       (cost $289,765,431)....................      267,974,041     23,648,620      291,622,661
                                                                                ---------------  -------------  ---------------
                                     U.S. GOVERNMENT AGENCY SECURITIES--18.0%
                                     Federal Home Loan Bank,
     1,000                   1,000     6.78%, 7/24/02.........................        1,000,940                       1,000,940
                                     Federal National Mortgage Association,
    42,350                  42,350     5.70%, 1/22/03.........................       41,820,625                      41,820,625
    20,000                  20,000     6.30%, 9/25/02.........................       20,115,600                      20,115,600
    51,125                  51,125     6.56%, 8/27/04.........................       51,851,934                      51,851,934
                                     Small Business Administration,
    19,346                  19,346     Series 1995-20B, 8.15%, 2/01/15........       20,973,087                      20,973,087
    22,952                  22,952     Series 1995-20L, 6.45%, 12/01/15.......       23,108,382                      23,108,382
    32,940                  32,940     Series 1996-20H, 7.25%, 8/01/16........       34,484,746                      34,484,746
    19,171                  19,171     Series 1996-20K, 6.95%, 11/01/16.......       19,798,009                      19,798,009
    10,125                  10,125     Series 1997-20A, 7.15%, 1/01/17........       10,611,786                      10,611,786
                                     Tennessee Valley Authority,
       600                     600     Series 1993-D, 7.25%, 7/15/43..........          625,440                         625,440
    30,000                  30,000     Series 1995-B, 6.235%, 7/15/45.........       30,513,000                      30,513,000
                                                                                ---------------  -------------  ---------------
                                     Total U.S. government agency securities
                                       (cost $251,045,078)....................      254,903,549                     254,903,549
                                                                                ---------------  -------------  ---------------

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)


          PRINCIPAL (000)                           DESCRIPTION                                      VALUE
-----------------------------------  -----------------------------------------  -----------------------------------------------
GOVERNMENT   MORTGAGE       PRO                                                   GOVERNMENT       MORTGAGE           PRO
  INCOME      INCOME       FORMA                                                    INCOME          INCOME           FORMA
 PORTFOLIO   PORTFOLIO   COMBINED                                                  PORTFOLIO       PORTFOLIO       COMBINED
-----------  ---------  -----------                                             ---------------  -------------  ---------------
                                     U.S. GOVERNMENT AGENCY--STRIPPED SECURITY--5.5%
                                     Federal National Mortgage Association,
 $   9,045               $   9,045     Zero Coupon, 10/08/06..................  $     5,438,306                 $     5,438,306
     6,045                   6,045     Zero Coupon, 10/08/07..................        3,396,504                       3,396,504
     4,745                   4,745     Zero Coupon, 4/08/08...................        2,586,025                       2,586,025
     9,045                   9,045     Zero Coupon, 4/08/10...................        4,317,541                       4,317,541
                                     Financing Corp.,
     5,000                   5,000     Zero Coupon, 3/07/04...................        3,516,450                       3,516,450
                                     Israel AID,
    46,100                  46,100     Zero Coupon, 2/15/09...................       23,997,816                      23,997,816
    25,584                  25,584     Zero Coupon, 8/15/09...................       12,898,429                      12,898,429
    37,600                  37,600     Zero Coupon, 5/15/15...................       13,854,848                      13,854,848
    46,100                  46,100     Zero Coupon, 2/15/26...................        8,229,772                       8,229,772
                                                                                ---------------  -------------  ---------------
                                     Total U.S. government agency--stripped
                                       security (cost $67,162,168)............       78,235,691                      78,235,691
                                                                                ---------------  -------------  ---------------
                                     SUPRANATIONAL BOND--0.9%
                                     International Bank For Reconstruction &
                                       Development, 8.625%, 10/15/16
    10,000                  10,000     (cost $12,400,900).....................       12,458,100                      12,458,100
                                                                                ---------------  -------------  ---------------
                                     TOTAL LONG-TERM INVESTMENTS
                                       (cost $1,299,816,269)..................    1,194,358,715  $ 147,619,079    1,341,977,794
                                                                                ---------------  -------------  ---------------
                                     SHORT-TERM INVESTMENTS--5.8%
                                     REPURCHASE AGREEMENT--5.8%
                                     Joint Repurchase Agreement Account,
    60,446   $   5,187      65,633     5.634%, 3/02/98........................       60,446,000      5,187,000       65,633,000
                16,000      16,000   UBS Securities, 5.67%, 3/02/98...........                      16,000,000       16,000,000
                                                                                ---------------  -------------  ---------------
                                     Total repurchase agreements
                                       (cost $81,633,000).....................       60,446,000     21,187,000       81,633,000
                                                                                ---------------  -------------  ---------------
                                     TOTAL INVESTMENTS--100.6%
                                     (COST $1,381,449,269)....................    1,254,804,715    168,806,079    1,423,610,794
                                     LIABILITIES IN EXCESS OF OTHER
                                        ASSETS--(0.6%)........................       (1,636,959)    (6,587,020)      (8,223,979)
                                                                                ---------------  -------------  ---------------
                                     NET ASSETS--100%.........................  $ 1,253,167,756  $ 162,219,059  $ 1,415,386,815
                                                                                ---------------  -------------  ---------------
                                                                                ---------------  -------------  ---------------

                         PRO-FORMA FINANCIAL STATEMENTS
                 PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1998
                                  (UNAUDITED)



                                            PRUDENTIAL       PRUDENTIAL
                                            GOVERNMENT        MORTGAGE
                                              INCOME           INCOME          PRO FORMA
                                               FUND             FUND           COMBINED
                                          ---------------   -------------   ---------------
ASSETS
Investments, at value (cost
 $1,214,834,143, $166,615,126 and
 $1,381,449,269 respectively)...........  $1,254,804,715    $168,806,079    $ 1,423,610,794
Cash....................................              --           6,064              6,064
Interest receivable.....................       9,232,873       1,012,075         10,244,948
Receivable for investments sold.........      69,727,147      12,009,858         81,737,005
Receivable for Fund shares sold.........       1,306,597           5,378          1,311,975
Stock loan receivable...................              --          16,956             16,956
Due from broker--variation margin.......              --           4,844              4,844
Deferred expenses and other assets......          29,109           3,875             32,984
                                          ---------------   -------------   ---------------
    Total assets........................   1,335,100,441     181,865,129      1,516,965,570
                                          ---------------   -------------   ---------------
LIABILITIES
Bank overdraft..........................      38,809,104              --         38,809,104
Payable for investments purchased.......      32,025,711      18,600,771         50,626,482
Payable for dollar roll purchased.......       5,679,896              --          5,679,896
Payable for Fund shares reacquired......       2,024,294         349,738          2,374,032
Accrued expenses and other
 liabilities............................       1,886,660         352,973          2,239,633
Dividends payable.......................         656,503         168,531            825,034
Management fee payable..................         483,797          76,463            560,260
Distribution fee payable................         317,201          59,464            376,665
Due to broker variation margin..........          49,519              --             49,519
Deferred directors' fees................              --          38,130             38,130
                                          ---------------   -------------   ---------------
    Total liabilities...................      81,932,685      19,646,070        101,578,755
                                          ---------------   -------------   ---------------
NET ASSETS..............................  $1,253,167,756    $162,219,059    $ 1,415,386,815
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
Net assets were comprised of:
    Common stock/shares of beneficial
     interest at par....................  $    1,385,232    $    112,383    $     1,564,480
    Paid in capital in excess of par....   1,342,841,205     178,428,264      1,521,202,604
                                          ---------------   -------------   ---------------
                                           1,344,226,437     178,540,647      1,522,767,084
Undistributed net investment income.....              --         893,762            893,762
Accumulated net realized gain (loss) on
 investment.............................    (131,040,581)    (19,406,303)      (150,446,884)
Net unrealized appreciation of
 investments............................      39,981,900       2,190,953         42,172,853
                                          ---------------   -------------   ---------------
Net assets, February 28, 1998...........  $1,253,167,756    $162,219,059    $ 1,415,386,815
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
Class A:
    Net asset value and redemption price
     per share..........................  $         9.05    $      14.45    $          9.05
    Maximum sales charge (4.00% of
     offering price)....................            0.38            0.60                .38
                                          ---------------   -------------   ---------------
    Maximum offering price..............  $         9.43    $      15.05    $          9.43
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
    Shares outstanding 90,606,290, 6,237,712 and
     100,531,288 respectively.
Class B:
    Net asset value, offering price and
    redemption price per share..........  $         9.05    $      14.42    $          9.05
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
    Shares outstanding 38,226,563, 5,081,464 and
     46,108,434 respectively.
Class C:
    Net asset value, offering price and
    redemption price per share..........  $         9.05    $      14.42    $          9.05
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
    Shares outstanding 313,687, 62,370 and 420,951
     respectively.
Class Z:
    Net asset value, offering price and
    redemption price per share..........  $         9.04    $      14.47    $          9.04
                                          ---------------   -------------   ---------------
                                          ---------------   -------------   ---------------
    Shares outstanding 9,376,690, 2,670 and 9,387,326
     respectively.

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1998
                                  (UNAUDITED)



                                                            PRUDENTIAL         PRUDENTIAL
                                                         GOVERNMENT INCOME   MORTGAGE INCOME    PRO FORMA        PRO FORMA
                                                               FUND               FUND         ADJUSTMENTS        COMBINED
                                                         -----------------   ---------------   ------------     ------------
NET INVESTMENT INCOME
Income
  Interest and discount earned.........................     $96,024,178        $12,989,251               --     $109,013,429
                                                         -----------------   ---------------   ------------     ------------
Expenses
  Distribution Fee--Class A............................       1,263,646            136,128                         1,399,774
  Distribution Fee--Class B............................       3,177,448            602,298     $    123,000(a)     3,902,746
  Distribution Fee--Class C............................          18,923              6,533                            25,456
  Management fee.......................................       6,507,621            859,747          (39,728)(b)    7,327,640
  Transfer agent's fees & expenses.....................       2,008,000            331,000         (189,000)(c)    2,150,000
  Reports to shareholders..............................         305,000             89,000          (69,000)(c)      325,000
  Custodian's fees & expenses..........................         175,000            147,000         (142,000)(c)      180,000
  Registration fees....................................          40,000             72,000          (57,000)(c)       55,000
  Directors'/Trustees' fees............................          44,000             24,000          (20,000)(c)       48,000
  Legal fees...........................................          88,000             30,000          (23,000)(c)       95,000
  Audit fee............................................          44,000             25,000          (21,000)(c)       48,000
  Insurance expense....................................          23,000                  0               --           23,000
  Miscellaneous........................................          11,610             14,191          (13,801)(c)       12,000
                                                         -----------------   ---------------   ------------     ------------
    Total Expenses.....................................      13,706,248          2,336,897         (451,529)      15,591,616
Less: Management fee waiver............................              --           (178,075)         178,075(d)            --
                                                         -----------------   ---------------   ------------     ------------
    Net Expenses.......................................      13,706,248          2,158,822         (273,454)      15,591,611
                                                         -----------------   ---------------   ------------     ------------
Net investment income..................................      82,317,930         10,830,429          273,454       93,421,813
                                                         -----------------   ---------------   ------------     ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
  Investment transactions..............................      12,654,531          1,488,347               --       14,142,878
  Financial futures contracts..........................      (5,079,275)          (199,073)              --       (5,278,348)
                                                         -----------------   ---------------   ------------     ------------
                                                              7,575,256          1,289,274               --        8,864,530
                                                         -----------------   ---------------   ------------     ------------
Net change in unrealized appreciation/depreciation of:
  Investment transactions..............................      32,404,595            712,580               --       33,117,175
  Financial futures contracts..........................          11,328                  0               --           11,328
                                                         -----------------   ---------------   ------------     ------------
                                                             32,415,923            712,580               --       33,128,503
                                                         -----------------   ---------------   ------------     ------------
  Net gain (loss) on investments.......................      39,991,179          2,001,854               --       41,993,033
                                                         -----------------   ---------------   ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..............................     $122,309,109       $12,832,283     $    273,454     $135,414,846
                                                         -----------------   ---------------   ------------     ------------
                                                         -----------------   ---------------   ------------     ------------


------------------------

(a) Adjustment to reflect 0.075% increase in Class B 12b-1 fee.


(b) Adjustment to reflect management fee based on combined average net assets.


(c) Adjustment to reflect elimination of duplicative expenses.


(d) Adjustment to reflect elimination of management fee waiver.

                                 NOTES TO FINANCIAL STATEMENTS
                            PRUDENTIAL GOVERNMENT INCOME FUND, INC.

  Prudential Government Income Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options. The preceding are pro forma financial statements which give effect to the following proposed transaction whereby all of the assets of the Prudential Mortgage Income Fund will be exchanged for the shares of the Prudential Government Fund and the Fund will assume the liabilities of the Prudential Mortgage Income Fund. Immediately after the exchange, shares of the Prudential Government Income Fund will be distributed to shareholders of the Prudential Mortgage Income Fund and the Prudential Mortgage Income Fund will be terminated. The preceding pro forma financial statements include a pro forma Portfolio of Investments at February 28, 1998, a pro forma Statement of Assets and Liabilities at February 28, 1998, and a pro forma Statement of Operations for the 12 months ended February 28, 1998.

NOTE 1. ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Security Valuation: The Fund values portfolio securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

    In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

    The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    DOLLAR ROLLS: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

    SECURITIES LENDING: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMA's only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

    DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 2. AGREEMENTS

  The Fund has a management agreement with Prudential Investments Fund Management, LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

    The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI.

    Pursuant to the Class A Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares.

    Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at an effective rate of .825 of 1% of the average daily net assets of the Class B shares.

    Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to

Class C shares at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and
 .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were charged at an effective rate of .75 of 1% of the average daily net assets of the Class C shares.

    PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

    The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender.

    The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended February 28, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1998



    Prudential Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes and Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities; writing covered put and call options and purchasing put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."



    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated April 30, 1998, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
General Information...................................   B-2              23
Investment Objective and Policies.....................   B-2               9
Investment Restrictions...............................   B-10             17
Directors and Officers................................   B-11             17
Manager...............................................   B-15             17
Distributor...........................................   B-16             18
Portfolio Transactions and Brokerage..................   B-18             20
Purchase and Redemption of Fund Shares................   B-19             24
Shareholder Investment Account........................   B-23             24
Net Asset Value.......................................   B-26             20
Taxes, Dividends and Distributions....................   B-27             21
Performance Information...............................   B-30             21
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-32             20
Financial Statements..................................   B-33             --
Independent Accountants' Report.......................   B-45             --
Appendix I -- Historical Performance Data.............   I-1              --
Appendix II -- General Investment Information.........   II-1             --
Appendix III -- Information Relating to The
 Prudential...........................................   III-1            --


--------------------------------------------------------------------------------


MF128B

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Government Plus Fund, Inc. to Prudential Government Income Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek a high current return. The Fund will seek a high current return primarily from interest income from U.S. Government securities, premiums from put and call options on U.S. Government securities and net gains from closing purchase and sale transactions with respect to options on U.S. Government securities. The Fund may also realize net gains from sales of portfolio securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT
INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.


    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's adviser may re-evaluate the Fund's investment objectives and policies if any such legislative proposals are adopted.


    GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

    CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS


    Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER SECURITIES

    The Fund will invest in foreign banks and foreign branches of U.S. banks only if after giving effect to such investments all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). Investing in securities of foreign companies in foreign countries involves certain considerations and risks which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies, and brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

OPTION WRITING AND RELATED RISKS

    The Fund will write (I.E., sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

OPTIONS TRANSACTIONS


    Exchange-traded options are issued by the Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.


    Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. See "How the Fund Invests--Other Investment Information--Illiquid Securities" in the Prospectus. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.


    The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option or (b) deposit and maintain in a segregated account cash or other liquid assets having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it will (a) deposit and maintain in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option, or (b) own a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposit and maintain the differential in cash or other liquid assets in a segregated account.


    To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.


    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. See "Portfolio Turnover" below.


SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.


    ON TREASURY BILLS. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

    RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES

    CHARACTERISTICS AND PURPOSE OF INTEREST RATE FUTURES. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


    CHARACTERISTICS. The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit in a segregated account for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 1 1/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately 1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market.

OPTIONS ON FUTURES CONTRACTS

    CHARACTERISTICS. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.


    The Fund will be considered "covered" with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. The Fund is considered "covered" with respect to a put option it writes on a futures contract if it (a) segregates and maintains in a segregated account cash or other liquid assets at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


    The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described above.

    The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


INTEREST RATE TRANSACTIONS


    The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, I.E., the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.


    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the Commission has also taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



PORTFOLIO TURNOVER



    The Fund's portfolio turnover rate for the fiscal years ended February 28, 1997 and February 28, 1998 was 107% and 88%, respectively. The investment adviser expects that, under normal circumstances, if the Fund writes a substantial number of options, and those options are exercised, the Fund's portfolio turnover rate may be as high as 250% or higher, see "Options Transactions" above and "How the Fund Invests--Other Investment
Information--Portfolio Turnover and Brokerage" in the Prospectus.



SEGREGATED ACCOUNTS



    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales "against the box."

    3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

    12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

    13. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Edward D. Beach (73)           Director                 President and Director of BMC Fund, Inc., a closed-end
                                                         investment company; prior thereto, Vice Chairman of
                                                         Broyhill Furniture Industries, Inc.; Certified Public
                                                         Accountant; Secretary and Treasurer of Broyhill Family
                                                         Foundation, Inc.; Member of the Board of Trustees of Mars
                                                         Hill College; Director of The High Yield Income Fund,
                                                         Inc.
Eugene C. Dorsey (71)          Director                 Retired President, Chief Executive Officer and Trustee of
                                                         the Gannett Foundation (now Freedom Forum); former
                                                         Publisher of four Gannett newspapers and Vice President
                                                         of Gannett Company; past Chairman of Independent Sector
                                                         (national coalition of philanthropic organizations);
                                                         former Chairman of the American Council for the Arts;
                                                         Director of the Advisory Board of Chase Manhattan Bank of
                                                         Rochester, The High Yield Income Fund, Inc. and First
                                                         Financial Fund, Inc.
Delayne Dedrick Gold (59)      Director                 Marketing and Management Consultant; Director of The High
                                                         Yield Income Fund, Inc.
*Robert F. Gunia (51)          Director and Vice        Vice President (since September 1997), Prudential
                                President                Investments; Executive Vice President and Treasurer
                                                         (since December 1996), Prudential Investments Fund
                                                         Management LLC (PIFM); Senior Vice President (since March
                                                         1987) of Prudential Securities Incorporated (Prudential
                                                         Securities); formerly Chief Administrative Officer (July
                                                         1990-September 1996), Director (January 1989-September
                                                         1996) and Executive Vice President, Treasurer and Chief
                                                         Financial Officer (June 1987-September 1996) of
                                                         Prudential Mutual Fund Management, Inc. (PMF); Vice
                                                         President and Director of The Asia Pacific Fund, Inc.
                                                         (since May 1989); Director of The High Yield Income Fund,
                                                         Inc.
*Harry A. Jacobs, Jr. (76)     Director                 Senior Director (since January 1986) of Prudential
One Seaport Plaza                                        Securities; formerly Interim Chairman and Chief Executive
New York, NY 10292                                       Officer of PMF (June-September 1993); formerly Chairman
                                                         of the Board of Prudential Securities (1982-1985) and
                                                         Chairman of the Board and Chief Executive Officer of
                                                         Bache Group Inc. (1977-1982); Trustee of The Trudeau
                                                         Institute; Director of The First Australia Fund, Inc.,
                                                         The First Australia Prime Income Fund, Inc and The High
                                                         Yield Income Fund, Inc.


------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
*Mendel A. Melzer CFA (37)     Director                 Chief Investment Officer (since October 1996) of
751 Broad Street                                         Prudential Mutual Funds; formerly Chief Financial Officer
Newark, NJ 07102                                         of Prudential Investments (November 1995-September 1996),
                                                         Senior Vice President and Chief Financial Officer of
                                                         Prudential Preferred Financial Services (April
                                                         1993-November 1995), Managing Director of Prudential
                                                         Investment Advisors (April 1991-April 1993) and Senior
                                                         Vice President of Prudential Capital Corporation (July
                                                         1989-April 1991); Director of the High Yield Income Fund,
                                                         Inc.
Thomas T. Mooney (56)          Director                 President of the Greater Rochester Metro Chamber of
                                                         Commerce; former Rochester City Manager; Trustee of
                                                         Center for Governmental Research, Inc.; Director of Blue
                                                         Cross of Rochester, The Business Council of New York
                                                         State, Monroe County Water Authority, Rochester Jobs,
                                                         Inc., Northeast-Midwest Institute, Executive Service
                                                         Corps of Rochester, Monroe County Industrial Development
                                                         Corporation and The High Yield Income Fund, Inc.;
                                                         President, Director and Treasurer of First Financial
                                                         Fund, Inc. and The High Yield Plus Fund, Inc.
Thomas H. O'Brien (73)         Director                 President, O'Brien Associates (financial and management
                                                         consultants) (since April 1984); formerly President of
                                                         Jamaica Water Securities Corp. (holding company)
                                                         (February 1989-August 1990); Chairman and Chief Executive
                                                         Officer (September 1987-February 1989) and Director
                                                         (September 1987-August 1990) of Jamaica Water Supply
                                                         Company; Director and President of Winthrop Regional
                                                         Health Systems, Inc. and United Presbyterian Homes;
                                                         Director of Ridgewood Savings Bank; Trustee of Hofstra
                                                         University. Director of The High Yield Income Fund, Inc.
*Richard A. Redeker (54)       Director and President   Employee of Prudential Investments; formerly President,
751 Broad Street                                         Chief Executive Officer and Director (October
Newark, N.J. 07102                                       1993-September 1996), PMF; Executive Vice President,
                                                         Director and Member of the Operating Committee (October
                                                         1993-September 1996), Prudential Securities; Director
                                                         (October 1993-September 1996) of Prudential Securities
                                                         Group, Inc. (PSG); Executive Vice President, The
                                                         Prudential Investment Corporation (July 1994-September
                                                         1996); Director (January 1994-September 1996) of
                                                         Prudential Mutual Fund Distributors, Inc. (PMFD) and
                                                         Prudential Mutual Fund Services, Inc. (PMFS); formerly
                                                         Senior Executive Vice President and Director of Kemper
                                                         Financial Services, Inc. (September 1978-September 1993);
                                                         Director and President of The High Yield Income Fund,
                                                         Inc.


------------
 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Nancy H. Teeters (67)          Director                 Economist; formerly Vice President and Chief Economist of
                                                         International Business Machines Corporation (March
                                                         1986-June 1990); Member of the Board of Governors of the
                                                         Horace Rackham School of Graduate Studies of the
                                                         University of Michigan; Director of Inland Steel
                                                         Industries (since July 1991) and the High Yield Income
                                                         Fund, Inc.
Louis A. Weil, III (56)        Director                 Publisher and Chief Executive Officer (since January 1996)
                                                         and Director (since September 1991) of Central
                                                         Newspapers, Inc.; Chairman (since January 1996),
                                                         Publisher and Chief Executive Officer of Phoenix
                                                         Newspapers, Inc. (August 1991-December 1995), prior
                                                         thereto, Publisher of Time Magazine (May 1989-March
                                                         1991); formerly President, Publisher and Chief Executive
                                                         Officer of the Detroit News (February 1986-August 1989);
                                                         formerly member of the Advisory Board, Chase Manhattan
                                                         Bank-Westchester, Director of the High Yield Income Fund,
                                                         Inc.
Stephen M. Ungerman (45)       Assistant Treasurer      Tax Director (since March 1996) of Prudential Investments
                                                         and the Private Asset Group of The Prudential Insurance
                                                         Company of America; formerly First Vice President of
                                                         Prudential Mutual Fund Management, Inc. (February
                                                         1993-September 1996); prior thereto, Senior Tax Manager
                                                         at PricewaterhouseCoopers LLP (1981-January 1993).
S. Jane Rose (52)              Secretary                Senior Vice President (since December 1996) of PIFM;
                                                         Senior Vice President and Senior Counsel of Prudential
                                                         Securities (since July 1992); formerly Senior Vice
                                                         President (January 1991-September 1996) and Senior
                                                         Counsel (June 1987-September 1996) of Prudential Mutual
                                                         Fund Management, Inc.
Grace C. Torres (38)           Treasurer and Principal  First Vice President (since December 1996) of PIFM; First
                                Financial and            Vice President of Prudential Securities (since March
                                Accounting Officer       1994); formerly First Vice President (March
                                                         1994-September 1996), of Prudential Mutual Fund
                                                         Management, Inc., and Vice President (July 1989-March
                                                         1994) of Bankers Trust Corporation.
Deborah A. Docs (40)           Assistant Secretary      Vice President (since December 1996) of PIFM; formerly
                                                         Vice President and Associate General Counsel (January
                                                         1993-September 1996) of Prudential Mutual Fund
                                                         Management, Inc.; Vice President and Associate General
                                                         Counsel of Prudential Securities.


------------

* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.


(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, and O'Brien are scheduled to retire on December 31, 1999, 1998, and 1999, respectively.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended February 28, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calender year ended December 31, 1997.



                               COMPENSATION TABLE



                                                                  PENSION OR
                                                                  RETIREMENT                           TOTAL COMPENSATION
                                                  AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM FUND AND FUND
                                                COMPENSATION    AS PART OF FUND      BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                                 FROM FUND        EXPENSES           RETIREMENT           DIRECTORS
----------------------------------------------  -------------  -----------------  -------------------  ------------------
Edward D. Beach, Director                         $   5,500             None                 N/A       $  135,000(38/63)*
Eugene C. Dorsey, Director**                      $   5,500             None                 N/A       $   70,000(16/43)*
Delayne Dedrick Gold, Director                    $   5,500             None                 N/A       $  135,000(38/63)*
Robert F. Gunia, Director and Vice President+     $  --               --                  --                   --
Harry A. Jacobs, Jr., Director+                   $  --               --                  --                   --
Donald D. Lennox, Retired Director                $   5,500             None                 N/A       $   90,000(26/50)*
Mendel A. Melzer, CFA, Director+                  $  --               --                  --                   --
Thomas T. Mooney, Director**                      $   5,500             None                 N/A       $  115,000(31/64)*
Thomas H. O'Brien, Director                       $   5,500             None                 N/A       $   45,000(11/29)*
Richard A. Redeker, Director and President+       $  --               --                  --                   --
Nancy H. Teeters, Director                        $   5,500             None                 N/A       $   90,000(23/42)*
Louis A. Weil, III, Director                      $   5,500             None                 N/A       $   90,000(26/50)*



 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $87,401, and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.


 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
   Redeker, who are each interested Directors do not receive compensation from the Fund or any other fund in the Fund Complex.



    As of April 10, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of April 10, 1998, the only beneficial owners, directly or indirectly of more than 5% of any class of shares of the Fund were: F.H. Peterson Machine Corp., P/S Plan UAD 11-31-78, FBO Wilbur J. Boss, P.O. Box 617, Stoughton, MA 02072-0617, who held 19,264 Class C shares (5.7% of the outstanding Class C shares); Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn. John Sturdy, 30 Scranton Office Park, Moosic, PA 18507-1796, who held 24,602 Class C shares (approximately 7.3% of the outstanding Class C shares); Prudential Defined Contribution Services, FBO PRU-NON Trust Accounts, Attn. John Sturdy, 30 Scranton Office Park, Moosic, PA 18507-1755, who held 5,058,807 Class Z shares (approximately 54.6% of the outstanding Class Z shares); and Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn. John Sturdy, 30 Scranton Office Park, Moosic, PA 18507-1796, who held 1,599,665 Class Z shares (approximately 17.3% of the outstanding Class Z shares).



    As of April 10, 1998, Prudential Securities was the record holder for other beneficial owners of 54,345,743 Class A shares (or 60% of the outstanding Class A shares), 17,164,696 Class B shares (or 47% of the outstanding Class B shares), 215,784 Class C shares (or 64% of the outstanding Class C shares) and 207,487 Class Z shares (or 2% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of March 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $64.8 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager, serves as the Transfer Agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian) and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.



    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Currently, the Fund believes there are no such restrictions.



    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser;



    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997 and by the shareholders of the Fund on March 30, 1988.



    For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the Fund paid management fees to the Manager or its predecessors of $6,507,621, $7,351,081 and $7,787,246, respectively.



    The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.



    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997, and by shareholders of the Fund on March 30, 1988.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.



    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.



    On May 22, 1997, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A Plan, Class B Plan or Class C Plan or in any agreement related to any Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreement. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1%. The Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% of the average daily net assets up to $3 billion, .55 of 1% of the next $1 billion of such assets and .25 of 1% of such assets in excess of $4 billion (not including the service fee) may be used for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) may be used for distribution-related expenses with respect to the Class C shares. The Class A Plan was approved by Class A and Class B shareholders, and the Class B Plan was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended February 28, 1998, the Distributor received payments of $1,263,646 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended February 28, 1998, the Distributor also received approximately $294,300 in initial sales charges.



    CLASS B PLAN. For the fiscal year ended February 28, 1998, the Distributor received $3,177,448 from the Fund under the Class B Plan and spent approximately $1,274,800 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately $6,700 (.5%) was spent on printing and mailing of prospectuses to other than current shareholders, $208,300 (16.3%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and $1,859,800 (88.2%) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers ($746,600 or 58.6%), and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($313,200 or 24.6%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended February 28, 1998, the Distributor received approximately $781,400 in contingent deferred sales charges attributable to the Class B shares.



    CLASS C PLAN. For the fiscal year ended February 28, 1998, the Distributor received $18,923 from the Fund under the Class C Plan and spent approximately $18,400 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately $400 (2.2%) was spent on printing and mailing of prospectuses to other than current shareholders; $800 (4.3%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $17,200 (93.5%) on the aggregate of (i) payments of commission and account servicing fees to financial advisors ($14,600 or 79.3%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($2,600 or 14.2%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended February 28, 1998, the Distributor received approximately $400 in contingent deferred sales charges attributable to Class C shares.


    The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act. On November 3, 1995, the Board of Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to the Distributor, and on May 22, 1997, the Board of Directors, including a majority of the Rule 12b-1 Directors, approved a restated distribution agreement between the Fund and the Distributor relating to all four classes of shares.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of shares of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or its affiliates in any transaction in which Prudential Securities or its affiliates act as principal. Thus, it will not deal in U.S. Government securities with Prudential Securities or its affiliates acting as market maker, and it will not execute a negotiated trade with Prudential or its affiliates if execution involves Prudential Securities or its affiliates acting as principal with respect to any part of the Fund's order.


    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the Fund paid no brokerage commissions to Prudential Securities.


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses which may affect performance,

(ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


ISSUANCE OF FUND SHARES FOR SECURITIES



    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at February 28, 1998, the maximum offering price of the Fund's shares is as follows:



CLASS A
  Net asset value and redemption price per Class A share.............  $    9.05
  Maximum sales charge (4% of offering price)........................        .38
                                                                       ---------
  Offering price to public...........................................  $    9.43
                                                                       ---------
                                                                       ---------
CLASS B
  Net asset value, offering price and redemption price per Class B
    share*...........................................................  $    9.05
                                                                       ---------
                                                                       ---------
CLASS C
  Net asset value, offering price and redemption price per Class C
    share*...........................................................  $    9.05
                                                                       ---------
                                                                       ---------
CLASS Z
  Net asset value, offering price and redemption price per Class Z
    share............................................................  $    9.04
                                                                       ---------
                                                                       ---------


------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).


    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.


    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.
Disability--An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The letter
death or to be of long-continued and           must also indicate the date of disability.
indefinite duration.
Distribution from an IRA or 403(b) Custodial   A copy of the distribution form from the
Account                                        custodial firm indicating (i) the date of
                                               birth of the shareholder and (ii) that the
                                               shareholder is over age 59 1/2 and is taking
                                               a normal distribution--signed by the
                                               shareholder.
Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating the reason
                                               for the distribution.
Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the plan administrator/trustee on company
                                               letterhead indicating the amount of the
                                               excess and whether or not taxes have been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the

Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE          -----------------------------------------------
           PAYMENT MADE               $500,001 TO $1 MILLION        OVER $1 MILLION
-----------------------------------  ------------------------       ----------------
First..............................             3.0%                        2.0%
Second.............................             2.0%                        1.0%
Third..............................             1.0%                        0%
Fourth and thereafter..............             0%                          0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the payment date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:



       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series) (Class A shares)
         (U.S. Treasury Money Market Series) (Class A shares)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A Shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the exchange privilege for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or Prudential Securities, has the right to reject any exchange application relating to such Fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                                           $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years....................................................   $     110    $     165    $     220    $     275
20 Years....................................................         176          264          352          440
15 Years....................................................         296          444          592          740
10 Years....................................................         555          833        1,110        1,388
 5 Years....................................................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan (ASAP)" below.

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for its 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account values applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.


    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.



                          TAX-DEFERRED COMPOUNDING(1)
                  CONTRIBUTIONS           PERSONAL
                  MADE OVER:              SAVINGS       IRA
                  --------------------    --------    --------
                  10 years............    $ 26,165    $ 31,291
                  15 years............      44,675      58,649
                  20 years............      68,109      98,846
                  25 years............      97,780     157,909
                  30 years............     135,346     244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.


MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government security for which quotations are available will be based on the valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Options on U.S. Government securities traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


    The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.



    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution of service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording the dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    GENERAL. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund generally must, among other things,
(a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income related to its business of investing in securities and currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in or close out transactions involving options on securities, interest rate futures and options thereon.


    The Fund has received a private letter ruling from the Internal Revenue Service (IRS) to the effect that the Fund's investments in options on U.S. Government securities, in interest rate futures contracts and in options thereon will be treated as "securities" for purposes of the foregoing requirements for qualification under Subchapter M of the Internal Revenue Code.


    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid imposition of excise tax.



    Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains, if any, are taxable as capital gains regardless of how long the investor has held his or her Fund shares. Recent legislation created various categories of capital gains applicable to individuals. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund. Dividends paid by the Fund will not be subject to the dividends received deduction available to corporations. Distributions and gains from the sale, redemption or exchange of shares of the Fund may be subject to additional state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.


    Dividends and distributions generally are taxable to shareholders in the year in which they are received; however, dividends declared in October, November and December and paid on the following January will be treated as having been paid on December 31 of such prior year. Under this rule, a shareholder may be taxed in one year on dividends received in the following January.

    Any distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Furthermore, such distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of capital gains distributions, which are expected to be or have been announced.


    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.


    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Although the Fund does not receive interest payments on zero-coupon bonds in cash, it is required to accrue interest on such bonds for tax purposes. Accordingly, in order to meet the distribution requirements discussed above, the Fund may have to liquidate securities or borrow money. To date, the Fund has not engaged in borrowing or liquidated securities solely or primarily for the purpose of meeting income distribution requirements attributable to investments in zero coupon bonds.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries will vary.


    The Fund has a capital loss carryforward for federal income tax purposes as of February 28, 1998 of approximately $131,130,000, of which $41,964,000 expires in 1999, $1,736,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003 and $17,950,000 expires in 2005.



    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."



    LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund is considered to hold a "mixed straddle". The Fund may elect whether to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, the change of long-term capital gains into short-term capital gains, or the change of short-term capital losses into long-term capital losses. Nevertheless, the Fund would be subject to the following rules.

    If the Fund owns a U.S. Government security and acquires an offsetting
Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This gain or loss will be long-term or short-term depending on the holding period of the security at the time the mixed straddle is entered into. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for such distributions. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains.

    The rules for determining whether gain or loss upon exercise, expiration or termination of an identified mixed straddle will be treated as long-term, short-term, or sixty percent long-term and forty percent short-term are complex. In general, which treatment applies will depend upon the order of disposition of the Section 1256 and the non-Section 1256 positions of a straddle and whether all or fewer than all of such positions are disposed of on any day.

    If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any gains or losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    The Fund may also elect under Section 1256(d) of the Internal Revenue Code that the provisions of Section 1256 will not apply to Section 1256 contracts which are part of a mixed straddle. In the case of such an election, the taxation of options on U.S. Government securities and the taxation of futures will be governed by provisions of the Internal Revenue Code dealing with taxation of capital assets generally.

    OTC OPTIONS. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing purchase transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

    The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized on the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

    Losses realized on straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which might defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise and corporate net income tax. Accordingly, it is expected that Fund shares will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.


    The yield for the 30-day period ended February 28, 1998 for the Fund's Class A, Class B, Class C and Class Z shares was 5.76%, 5.32%, 5.40% and 6.15%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return for Class A shares for the one year, five year and since commencement of offering of Class A shares (January 22, 1990) periods ended on February 28, 1998 was 5.74%, 5.25% and 7.43%, respectively. The average annual total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended February 28, 1998 was 4.40%, 5.25% and 7.04%, respectively. The average annual total return for Class C shares for the one year and since commencement of offering Class C shares (August 1, 1994) periods ended February 28, 1998, was 8.48% and 7.51%, respectively. The average annual total return for Class Z shares for the one year and since commencement of offering of Class Z shares (March 1, 1996) was 10.30% and 6.68%, respectively.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one year, five year and since commencement of offering Class A shares (January 22, 1990) periods ended February 28, 1998 was 10.26%, 34.51% and 86.14%, respectively. The aggregate total return for Class B shares for the one, five and ten year periods ended February 28, 1998 was 9.40%, 29.95% and 97.48%, respectively. The aggregate total return for Class C shares for the one year and since commencement of offering Class C shares (August 1, 1994) periods ended February 28, 1998 was 9.48% and 29.59%, respectively. The aggregate total return for Class Z shares for the one year and since commencement of offering of Class Z shares (March 1, 1996) was 10.30% and 13.77%, respectively.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

A LOOK AT PERFORMANCE OVER THE LONG TERM (1926-1992)

           A LOOK AT PERFORMANCE

              Over the Long-Term
                  Average Annual
                         Returns
                  1/1/2612/31/97
                                       Long-Term Govt.
                   Common Stocks                 Bonds  Inflation
                           11.0%                  5.2%       3.1%


(1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                          AND INDEPENDENT ACCOUNTANTS


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent."



    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended February 28, 1998, the Fund incurred fees of approximately $1,832,500 for the services of PMFS.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent public accountants and, in that capacity, audits the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS OF                  PRUDENTIAL GOVERNMENT INCOME
FEBRUARY 28, 1998                               FUND, INC.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.3%
------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGHS--26.1%
             Federal Home Loan Mortgage Corp.,
   $1,005    7.50%, 2/01/22 - 4/01/25             $    1,033,630
    6,828    8.00%, 1/01/22 - 5/01/23                  7,114,140
    4,390    8.50%, 6/01/07 - 4/01/20                  4,641,347
    2,001    11.50%, 10/01/19                          2,287,437
             Federal National Mortgage Assoc.,
   22,510    6.50%, 5/01/11 - 6/01/24                 22,403,627
   47,731    7.00%, 7/01/03 - 9/01/26                 48,418,547
   31,638    7.125%, 2/01/07                          33,111,104
   43,100(a) 7.50%, 4/01/07 - 1/01/2099               44,500,297
   33,873    8.50%, 6/01/17 - 3/01/25                 35,618,750
    8,284    9.00%, 8/01/24 - 4/01/25                  8,811,168
    1,681    9.50%, 10/01/19 - 3/01/25                 1,800,031
             Government National Mortgage Assoc.,
   56,499    7.00%, 2/15/09 - 1/15/28                 57,272,946
   19,479    7.50%, 5/15/02 - 11/15/24                20,038,802
    1,100    8.00%, 7/15/16 - 3/15/24                  1,147,652
   17,262    9.00%, 4/15/01 - 7/15/21                 18,165,122
   16,211    9.50%, 10/15/09 - 12/15/17               17,674,119
             Government National Mortgage Assoc. II,
    2,740    9.50%, 5/20/18 - 8/20/21                  2,954,496
                                                  --------------
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $310,558,520)                  326,993,215
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--21.4%
             United States Treasury Bonds,
   21,000(d) 6.125%, 11/15/27                         21,587,370
   10,000    6.625%, 2/15/27                          10,882,800
    3,000(c) 7.625%, 2/15/25                           3,651,090
   25,000    8.125%, 8/15/19                          31,363,250
    1,860    12.00%, 8/15/13                           2,744,374
   45,000(c) 12.50%, 8/15/14                          69,581,250
   20,000(c) 12.75%, 11/15/10                         28,550,000
             United States Treasury Notes,
  $32,000(b) 5.50%, 2/29/00                       $   31,975,040
   11,000(d) 5.50%, 1/31/03                           10,953,580
   18,000(d) 6.125%, 8/15/07                          18,565,380
   10,000    6.25%, 10/31/01                          10,207,800
   20,000(c) 12.375%, 5/15/04                         26,937,400
             United States Treasury Strips,
      800    Zero Coupon, 8/15/08                        437,272
      700    Zero Coupon, 8/15/11                        315,490
      500    Zero Coupon, 11/15/11                       221,945
                                                  --------------
             Total U.S. Government Obligations
                (cost $265,905,749)                  267,974,041
------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--20.3%
             Federal Home Loan Bank,
    1,000    6.78%, 7/24/02                            1,000,940
             Federal National Mortgage Assoc.,
   42,350    5.70%, 1/22/03                           41,820,625
   20,000    6.30%, 9/25/02                           20,115,600
   51,125    6.56%, 8/27/04                           51,851,934
             Small Business Administration,
   19,346    Series 1995-20B, 8.15%, 2/01/15          20,973,087
   22,952    Series 1995-20L, 6.45%, 12/01/15         23,108,382
   32,940    Series 1996-20H, 7.25%, 8/01/16          34,484,746
   19,171    Series 1996-20K, 6.95%, 11/01/16         19,798,009
   10,125    Series 1997-20A, 7.15%, 1/01/17          10,611,786
             Tennessee Valley Authority,
      600    Series 1993-D, 7.25%, 7/15/43               625,440
   30,000(c) Series 1995-B, 6.235%, 7/15/45           30,513,000
                                                  --------------
             Total U.S. Government Agency
                Securities
                (cost $251,045,078)                  254,903,549
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.7%
             Federal National Mortgage Assoc.,
   37,000    6.425%, 2/17/30                          37,138,750
             GMAC Commercial Mortgage
                Securities, Inc., Series 1997-C1,
   20,000    Class A3, 6.869%, 8/15/07                20,706,250
             Resolution Trust Corp.,
             Series 1994-1, Class B2,
    5,125       7.75%, 9/25/29                         5,291,838

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-33

PORTFOLIO OF INVESTMENTS AS OF                  PRUDENTIAL GOVERNMENT INCOME
FEBRUARY 28, 1998                               FUND, INC.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
             Ryland Mortgage Participation
                Securities,
             Series 1993-3, Class A-3,
   $2,643       7.54%, 9/25/24, (ARM)             $    2,668,906
             Structured Asset Securities Corp.,
             Series 1995-C1, Class C,
    5,000       7.375%, 9/25/24                        5,039,453
                                                  --------------
             Total Collateralized Mortgage
                Obligations
                (cost $69,839,190)                    70,845,197
------------------------------------------------------------
U.S. GOVERNMENT AGENCY - STRIPPED SECURITIES--6.2%
             Federal National Mortgage Assoc.,
    9,045    Zero Coupon, 10/08/06                     5,438,306
    6,045    Zero Coupon, 10/08/07                     3,396,504
    4,745    Zero Coupon, 4/08/08                      2,586,025
    9,045    Zero Coupon, 4/08/10                      4,317,541
             Financing Corp.,
    5,000    Zero Coupon, 3/07/04                      3,516,450
             Israel AID,
   46,100    Zero Coupon, 2/15/09                     23,997,816
   25,584    Zero Coupon, 8/15/09                     12,898,429
   37,600    Zero Coupon, 5/15/15                     13,854,848
   46,100    Zero Coupon, 2/15/26                      8,229,772
                                                  --------------
             Total U.S. Government Agency -
                Stripped Securities
                (cost $67,162,168)                    78,235,691
------------------------------------------------------------
SUPRANATIONAL BOND--1.0%
             International Bank For
                Reconstruction & Development,
             8.625%, 10/15/16
   10,000(c)    (cost $12,400,900)                    12,458,100
------------------------------------------------------------
ASSET BACKED SECURITIES--0.8%
             Aesop Funding II LLC,
             Series 1997-1, Class A2,
                6.40%, 10/20/03
   10,000       (cost $9,998,438)                     10,109,677
------------------------------------------------------------
CORPORATE BONDS--13.8%
             Associates Corp. of North America,
  $15,000    5.96%, 5/15/37                       $   15,225,000
             Ford Motor Credit Corp.,
   25,000(c) 7.32%, 5/23/02                           25,250,000
             Merck and Co.,
   17,000    5.76%, 5/03/37                           17,340,000
             New Jersey Economic Development
                Authority,
  105,000(c) Series A, 7.425%, 2/15/29               115,024,245
                                                  --------------
             Total corporate bonds
                (cost $167,478,100)                  172,839,245
             Total long-term investments
                (cost $1,154,388,143)              1,194,358,715
SHORT-TERM INVESTMENT--4.8%
------------------------------------------------------------
REPURCHASE AGREEMENT
             Joint Repurchase Agreement
                Account,
                5.63%, 3/02/98
   60,446       (cost $60,446,000; Note 5)            60,446,000
------------------------------------------------------------
TOTAL INVESTMENTS--100.1%
             (cost $1,214,834,143; Note 4)         1,254,804,715
             Liabilities in excess of other
                assets--(0.1%)                        (1,636,959)
                                                  --------------
             Net Assets--100%                     $1,253,167,756
                                                  --------------
                                                  --------------

---------------
AID--Agency for International Development
ARM--Adjusted Rate Mortgage
(a) Partial principal amount of $5,500,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Note 1 and Note 4.
(b) Represents a when-issued security.
(c) Partial principal amount pledged as collateral for mortgage dollar roll, financial futures contracts and when-issued security.
(d) Portion of securities on loan, see Note 4.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-34

STATEMENT OF ASSETS AND LIABILITIES      PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                       FEBRUARY 28, 1998
Investments, at value (cost $1,214,834,143)..............................................................       $ 1,254,804,715
Receivable for investments sold..........................................................................            69,727,147
Interest receivable......................................................................................             9,232,873
Receivable for Fund shares sold..........................................................................             1,306,597
Prepaid expenses and other assets........................................................................                29,109
                                                                                                               -----------------
   Total assets..........................................................................................         1,335,100,441
                                                                                                               -----------------
LIABILITIES
Bank overdraft...........................................................................................            38,809,104
Payable for investments purchased........................................................................            32,025,711
Payable for dollar roll..................................................................................             5,679,896
Payable for Fund shares reacquired.......................................................................             2,024,294
Accrued expenses.........................................................................................             1,886,660
Dividends payable........................................................................................               656,503
Management fee payable...................................................................................               483,797
Distribution fee payable.................................................................................               317,201
Due to broker - variation margin.........................................................................                49,519
                                                                                                               -----------------
   Total liabilities.....................................................................................            81,932,685
                                                                                                               -----------------
NET ASSETS...............................................................................................       $ 1,253,167,756
                                                                                                               -----------------
                                                                                                               -----------------
Net assets were comprised of:
   Common stock, at par..................................................................................       $     1,385,232
   Paid-in capital in excess of par......................................................................         1,342,841,205
                                                                                                               -----------------
                                                                                                                  1,344,226,437
   Accumulated net realized losses on investments........................................................          (131,040,581)
   Net unrealized appreciation on investments............................................................            39,981,900
                                                                                                               -----------------
Net assets at February 28, 1998..........................................................................       $ 1,253,167,756
                                                                                                               -----------------
                                                                                                               -----------------
Class A:
   Net asset value and redemption price per share
      ($819,536,440 / 90,606,290 shares of common stock issued and outstanding)..........................                 $9.05
   Maximum sales charge (4.0% of offering price).........................................................                   .38
                                                                                                               -----------------
   Maximum offering price to public......................................................................                 $9.43
                                                                                                               -----------------
                                                                                                               -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($346,059,079 / 38,226,563 shares of common stock issued and outstanding)..........................                 $9.05
                                                                                                               -----------------
                                                                                                               -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,839,723 / 313,687 shares of common stock issued and outstanding)...............................                 $9.05
                                                                                                               -----------------
                                                                                                               -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($84,732,514 / 9,376,690 shares of common stock issued and outstanding)............................                 $9.04
                                                                                                               -----------------
                                                                                                               -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-35

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                 Year Ended
NET INVESTMENT INCOME                         February 28, 1998
Income
  Interest.................................     $  96,024,178
                                              -----------------
Expenses
  Management fee...........................         6,507,621
  Distribution fee--Class A................         1,263,646
  Distribution fee--Class B................         3,177,448
  Distribution fee--Class C................            18,923
  Transfer agent's fees and expenses.......         2,008,000
  Reports to shareholders..................           305,000
  Custodian's fees and expenses............           175,000
  Legal fees and expenses..................            88,000
  Audit fee and expenses...................            44,000
  Directors' fees..........................            44,000
  Registration fees........................            40,000
  Insurance expense........................            23,000
  Miscellaneous............................            11,610
                                              -----------------
     Total expenses........................        13,706,248
                                              -----------------
Net investment income......................        82,317,930
                                              -----------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
  Investment transactions..................        12,654,531
  Financial futures contracts..............        (5,079,275)
                                              -----------------
                                                    7,575,256
                                              -----------------
Net change in unrealized appreciation on:
  Investments..............................        32,404,595
  Financial futures contracts..............            11,328
                                              -----------------
                                                   32,415,923
                                              -----------------
Net gain on investments....................        39,991,179
                                              -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..................     $ 122,309,109
                                              -----------------
                                              -----------------

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                    Year Ended February 28
IN NET ASSETS                        1998                 1997
Operations
  Net investment income......   $    82,317,930      $    96,065,519
  Net realized gain (loss) on
     investment
     transactions............         7,575,256          (20,189,194)
  Net change in unrealized
    appreciation/depreciation
     on investments..........        32,415,923          (26,314,444)
                               -----------------    -----------------
  Net increase in net assets
     resulting from
     operations..............       122,309,109           49,561,881
                               -----------------    -----------------
Dividends from net investment
  income
  (Note 1)
     Class A.................       (54,904,893)         (60,005,745)
     Class B.................       (22,493,247)         (33,204,797)
     Class C.................          (149,286)            (151,010)
     Class Z.................        (4,770,504)          (2,703,967)
                               -----------------    -----------------
                                    (82,317,930)         (96,065,519)
                               -----------------    -----------------
Fund share transactions (net
  of share conversions) (Note
  6)
  Net proceeds from shares
     subscribed..............       236,235,904          326,332,216
  Net asset value of shares
     issued in reinvestment
     of dividends............        51,329,375           57,955,409
  Cost of shares
     reacquired..............      (472,675,912)        (528,279,294)
                               -----------------    -----------------
  Net decrease in net assets
     from Fund share
     transactions............      (185,110,633)        (143,991,669)
                               -----------------    -----------------
Total decrease...............      (145,119,454)        (190,495,307)
NET ASSETS
Beginning of year............     1,398,287,210        1,588,782,517
                               -----------------    -----------------
End of year..................   $ 1,253,167,756      $ 1,398,287,210
                               -----------------    -----------------
                               -----------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-36

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Government Income Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values portfolio securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

DOLLAR ROLLS: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

SECURITIES LENDING: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded
--------------------------------------------------------------------------------
                                       B-37

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
on the accrual basis. The Fund accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par by $1,419,491 and decrease accumulated net realized losses on investments by $1,419,491. The current year effect of applying the Statement of Position was due to capital loss carryforward expired unused. Net investment income, net realized gains and net assets were not affected by this change.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management, LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 1998.

Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at an effective rate of .825 of 1% of the average daily net assets of the Class B shares for the year ended February 28, 1998.

Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were charged at an effective rate of .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28, 1998.

PSI advised the Fund that it received approximately $294,300 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 1998. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended February 28, 1998 it received approximately $781,400 and $400 in contingent deferred sales
--------------------------------------------------------------------------------
                                       B-38

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended February 28, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During year ended February 28, 1998, the Fund incurred fees of approximately $1,832,500 for the services of PMFS. As of February 28, 1998, approximately $151,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 1998, were $1,109,606,649 and $1,263,542,179, respectively.

During the year ended February 28, 1998, the Fund entered into financial future contracts. Details of open contracts at February 28, 1998 are as follows:

                                              VALUE AT        VALUE AT         UNREALIZED
NUMBER OF                    EXPIRATION        TRADE        FEBRUARY 28,      APPRECIATION
CONTRACTS        TYPE           DATE            DATE            1998         (DEPRECIATION)
---------     -----------    -----------    ------------    ------------     --------------
                 Short
              positions:
                30 yr.          June
   131          T-Note          1998         $15,893,984    $15,781,406        $  112,578
                10 yr.          June
    10          T-Note          1998           1,123,125      1,123,125                --
                10 yr.          March
    90          T-Bond          1998          10,040,625     10,141,875          (101,250)
                                                                             --------------
                                                                               $   11,328
                                                                             --------------
                                                                             --------------

The federal income tax basis of the Fund's investments at February 28, 1998 was $1,214,912,655 and, accordingly, net unrealized appreciation for federal income tax purposes was $39,892,060 (gross unrealized appreciation-$41,154,658; gross unrealized depreciation-$1,262,598).

The Fund had a capital loss carryforward as of February 28, 1998 of approximately $131,130,000 of which $41,964,000 expires in 1999, $1,736,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003 and
$17,950,000 expires in 2005. Such carryforward is after utilization of approximately $4,981,000 to offset net taxable gains realized and recognized during the fiscal year ended February 28, 1998. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the fiscal year ended February 28, 1998, approximately $7,409,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the year ended February 28, 1998 was approximately $6,459,000. The amount of dollar rolls outstanding at February 28, 1998 was $5,645,313, which was 0.4% of total assets.

As of February 28, 1998, the Fund had securities on loan with an aggregate market value of $39,798,660. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $41,001,991.
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 1998, the Fund had a 4.60% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $60,446,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Bear, Stearns & Co., 5.65%, in the principal amount of $360,000,000, repurchase price $360,169,500, due 3/2/98. The value of the collateral including accrued interest was $369,861,965.

Credit Suisse First Boston Corp., 5.58%, in the principal amount of $78,125,000, repurchase price $78,161,328, due 3/2/98. The value of the collateral including accrued interest was $80,423,029.
--------------------------------------------------------------------------------
                                       B-39

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 5.65%, in the principal amount of $300,000,000, repurchase price $300,141,250, due 3/2/98. The value of the collateral including accrued interest was $310,827,022.

Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.55% in the principal amount of $156,252,000, repurchase price $156,324,266, due 3/2/98. The value of the collateral including accrued interest was $159,381,768.

Morgan Stanley, Dean Witter, Discover & Co., 5.65%, in the principal amount of $60,000,000, repurchase price $60,028,250, due 3/2/98. The value of the collateral including accrued interest was $61,200,403.

Salomon Smith Barney Inc., 5.65%, in the principal amount of $360,000,000, repurchase price $360,169,500, due 3/2/98. The value of the collateral including accrued interest was $367,376,399.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended February 28, 1998:
Shares sold........................   15,454,541   $ 136,602,902
Shares issued in reinvestment of
  dividends........................    3,691,357      32,742,038
Shares reacquired..................  (33,350,895)   (294,958,733)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (14,204,997)   (125,613,793)
Shares issued upon conversion from
  Class B..........................    6,652,848      58,526,575
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (7,552,149)  $ (67,087,218)
                                     -----------   -------------
                                     -----------   -------------
Class A                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended February 28, 1997:
Shares sold........................   23,880,421   $ 211,010,343
Shares issued in reinvestment of
  dividends........................    3,985,757      35,069,511
Shares reacquired..................  (41,836,738)   (368,907,729)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (13,970,560)   (122,827,875)
Shares issued upon conversion from
  Class B..........................    9,099,955      79,924,887
Shares reacquired upon conversion
  into Class Z.....................   (1,559,278)    (14,231,482)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (6,429,883)  $ (57,134,470)
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Year ended February 28, 1998:
Shares sold........................    3,258,103   $  29,057,734
Shares issued in reinvestment of
  dividends........................    1,549,463      13,738,189
Shares reacquired..................  (12,601,925)   (111,722,746)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (7,794,359)    (68,926,823)
Shares reacquired upon conversion
  into Class A.....................   (6,647,245)    (58,526,575)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (14,441,604)  $(127,453,398)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................    4,648,727   $  40,926,466
Shares issued in reinvestment of
  dividends........................    2,285,644      20,127,506
Shares reacquired..................  (16,152,439)   (142,246,190)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (9,218,068)    (81,192,218)
Shares reacquired upon conversion
  into Class A.....................   (9,099,955)    (79,924,887)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (18,318,023)  $(161,117,105)
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended February 28, 1998:
Shares sold........................      178,009   $   1,593,648
Shares issued in reinvestment of
  dividends........................       13,542         120,330
Shares reacquired..................     (170,795)     (1,515,242)
                                     -----------   -------------
Net increase in shares
  outstanding......................       20,756   $     198,736
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................      165,423   $   1,461,600
Shares issued in reinvestment of
  dividends........................       13,603         119,788
Shares reacquired..................      (85,011)       (747,770)
                                     -----------   -------------
Net increase in shares
  outstanding......................       94,015   $     833,618
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       B-40

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

Class Z                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended February 28, 1998:
Shares sold........................    7,680,888   $  68,981,620
Shares issued in reinvestment of
  dividends........................      533,884       4,728,818
Shares reacquired..................   (7,221,547)    (64,479,191)
                                     -----------   -------------
Net increase in shares
  outstanding......................      993,225   $   9,231,247
                                     -----------   -------------
                                     -----------   -------------
March 4, 1996* through
  February 28, 1997:
Shares sold**......................    8,380,612   $  72,933,807
Shares issued in reinvestment of
  dividends........................      299,172       2,638,604
Shares reacquired..................   (1,855,597)    (16,377,605)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion from Class A...    6,824,187      59,194,806
Shares issued upon conversion from
  Class A..........................    1,559,278      14,231,482
                                     -----------   -------------
Net increase in shares
  outstanding......................    8,383,465   $  73,426,288
                                     -----------   -------------
                                     -----------   -------------

---------------
 * Commencement of offering of Class Z shares.
** Includes 6,698,193 shares issued for the acquisition of The Prudential
   Institutional Fund, Income Fund.
--------------------------------------------------------------------------------
                                       B-41

FINANCIAL HIGHLIGHTS                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                        -----------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 29/28,
                                                        -----------------------------------------------------------
                                                          1998         1997         1996         1995        1994
                                                        --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   8.76     $   9.04     $   8.59     $   9.13     $  9.40
                                                        --------     --------     --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................        0.58         0.60         0.60         0.59        0.61
Net realized and unrealized gain (loss) on
   investment transactions..........................        0.29        (0.28)        0.45        (0.54)      (0.25)
                                                        --------     --------     --------     --------     -------
   Total from investment operations.................        0.87         0.32         1.05         0.05        0.36
                                                        --------     --------     --------     --------     -------
LESS DISTRIBUTIONS
Dividends from net investment income................       (0.58)       (0.60)       (0.60)       (0.59)      (0.61)
Distributions in excess of accumulated gains........          --           --           --           --       (0.02)
                                                        --------     --------     --------     --------     -------
   Total distributions..............................       (0.58)       (0.60)       (0.60)       (0.59)      (0.63)
                                                        --------     --------     --------     --------     -------
Net asset value, end of year........................    $   9.05     $   8.76     $   9.04     $   8.59     $  9.13
                                                        --------     --------     --------     --------     -------
                                                        --------     --------     --------     --------     -------
TOTAL RETURN(a):....................................       10.26%        3.70%       12.41%         .83%       3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $819,536     $860,319     $945,038     $871,145     $51,673
Average net assets (000)............................    $842,431     $884,862     $909,169     $ 95,560     $55,921
Ratios to average net assets:
   Expenses, including distribution fees............        0.86%        0.90%        0.91%        0.98%       0.84%
   Expenses, excluding distribution fees............        0.71%        0.75%        0.76%        0.83%       0.69%
   Net investment income............................        6.52%        6.78%        6.65%        7.45%       6.48%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................          88%         107%         123%         206%         80%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

FINANCIAL HIGHLIGHTS                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                        ----------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 29/28,
                                                        ----------------------------------------------------------------
                                                          1998         1997         1996          1995           1994
                                                        --------     --------     --------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   8.77     $   9.04     $   8.60     $     9.13     $     9.40
                                                        --------     --------     --------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................        0.52         0.54         0.54           0.53           0.53
Net realized and unrealized gain (loss) on
   investment transactions..........................        0.28        (0.27)        0.44          (0.53)         (0.25)
                                                        --------     --------     --------     ----------     ----------
   Total from investment operations.................        0.80         0.27         0.98             --           0.28
                                                        --------     --------     --------     ----------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income................       (0.52)       (0.54)       (0.54)         (0.53)         (0.53)
Distributions in excess of accumulated gains........          --           --           --             --          (0.02)
                                                        --------     --------     --------     ----------     ----------
   Total distributions..............................       (0.52)       (0.54)       (0.54)         (0.53)         (0.55)
                                                        --------     --------     --------     ----------     ----------
Net asset value, end of year........................    $   9.05     $   8.77     $   9.04     $     8.60     $     9.13
                                                        --------     --------     --------     ----------     ----------
                                                        --------     --------     --------     ----------     ----------
TOTAL RETURN(a):....................................        9.40%        3.12%       11.54%           .24%          3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $346,059     $461,988     $641,946     $  705,732     $2,202,555
Average net assets (000)............................    $385,145     $543,796     $647,515     $1,735,413     $2,487,990
Ratios to average net assets:
   Expenses, including distribution fees............        1.53%        1.57%        1.58%          1.66%          1.68%
   Expenses, excluding distribution fees............        0.71%        0.75%        0.76%          0.80%          0.69%
   Net investment income............................        5.85%        6.11%        5.99%          6.17%          5.64%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

FINANCIAL HIGHLIGHTS                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                              CLASS C                             CLASS Z
                                                        ---------------------------------------------------     -----------
                                                                                                AUGUST 1,       YEAR ENDED
                                                                    YEAR ENDED                   1994(C)           ENDED
                                                                 FEBRUARY 29/28,                 THROUGH         FEBRUARY
                                                        ----------------------------------     FEBRUARY 28,         28,
                                                         1998          1997          1996          1995            1998
                                                        ------     ------------     ------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $ 8.77        $ 9.04        $ 8.60        $ 8.69          $  8.76
                                                        ------         -----        ------         -----        -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................      0.53          0.54          0.54          0.31             0.59
Net realized and unrealized gain (loss) on
   investment transactions..........................      0.28         (0.27)         0.44         (0.09)            0.28
                                                        ------         -----        ------         -----        -----------
   Total from investment operations.................      0.81          0.27          0.98          0.22             0.87
                                                        ------         -----        ------         -----        -----------
LESS DISTRIBUTIONS
Dividends from net investment income................     (0.53)        (0.54)        (0.54)        (0.31)           (0.59)
                                                        ------         -----        ------         -----        -----------
Net asset value, end of period......................    $ 9.05        $ 8.77        $ 9.04        $ 8.60          $  9.04
                                                        ------         -----        ------         -----        -----------
                                                        ------         -----        ------         -----        -----------
TOTAL RETURN(a):....................................      9.48%         3.20%        11.63%         2.75%           10.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $2,840        $2,569        $1,799        $  204          $84,733
Average net assets (000)............................    $2,523        $2,440        $  765        $  111          $71,425
Ratios to average net assets:
   Expenses, including distribution fees............      1.46%         1.50%         1.51%         1.63%(b)         0.71%
   Expenses, excluding distribution fees............      0.71%         0.75%         0.76%         0.88%(b)         0.71%
   Net investment income............................      5.92%         6.19%         5.99%         6.69%(b)         6.67%
                                                        MARCH 4,
                                                        1996(D)
                                                        THROUGH
                                                      FEBRUARY 28,
                                                          1997
                                                      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   9.13
                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................        0.61
Net realized and unrealized gain (loss) on
   investment transactions..........................       (0.37)
                                                          ------
   Total from investment operations.................        0.24
                                                          ------
LESS DISTRIBUTIONS
Dividends from net investment income................       (0.61)
                                                          ------
Net asset value, end of period......................    $   8.76
                                                          ------
                                                          ------
TOTAL RETURN(a):....................................        3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $ 73,411
Average net assets (000)............................    $ 39,551
Ratios to average net assets:
   Expenses, including distribution fees............        0.75%(b)
   Expenses, excluding distribution fees............        0.75%(b)
   Net investment income............................        6.76%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

REPORT OF INDEPENDENT ACCOUNTANTS        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the "Fund") at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended February 28, 1997, and the financial highlights for the periods other than the year ended February 28, 1998 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
April 9, 1998


CHANGE OF AUDITORS                       PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended February 28, 1994 through February 28, 1997, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                       B-45

IMPORTANT NOTICE FOR CERTAIN
SHAREHOLDERS                            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
-------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 28% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
--------------------------------------------------------------------------------
                                       B-46

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (VALUE OF $1 INVESTED ON 12/31/25)


                                    [CHART]
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


    Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

    Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                      1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%
----------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%
----------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%
----------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             33.2%    10.2%    18.8%    24.9%    30.9%    11.0%    10.3%     9.9%     5.5%     8.7%

                                      1997
-----------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               9.6%
-----------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          9.5%
-----------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              10.2%
-----------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              12.8%
-----------------------------------
WORLD
GOVERNMENT
BONDS(5)                              (4.3)%
-----------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             17.1%


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                                     [LOGO]

-------

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION



    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.



    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1996, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 4.6 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of October 31, 1997, Prudential Mutual Fund Management was the 17th largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------

(1) The Prudential Investment Corporation (PIC) serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP. as Subadviser to International Stock Series, a portfolio of Prudential World Fund. There are multiple subadvisers for The Target Portfolio Trust.


(2) As of December 31, 1996.


                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2

------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 559 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.


                                     III-2
billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+) .

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------
(6) As of December 31, 1994.

(7)  As of December 31, 1994.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

Portfolio of Investments as of                  PRUDENTIAL GOVERNMENT INCOME
February 28, 1998                               FUND, INC.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.3%
-------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--26.1%
             Federal Home Loan Mortgage Corp.,
   $1,005       7.50%, 2/01/22 - 4/01/25             $    1,033,630
    6,828       8.00%, 1/01/22 - 5/01/23                  7,114,140
    4,390       8.50%, 6/01/07 - 4/01/20                  4,641,347
    2,001       11.50%, 10/01/19                          2,287,437
             Federal National Mortgage Assoc.,
   22,510       6.50%, 5/01/11 - 6/01/24                 22,403,627
   47,731       7.00%, 7/01/03 - 9/01/26                 48,418,547
   31,638       7.125%, 2/01/07                          33,111,104
   43,100(a)    7.50%, 4/01/07 - 1/01/2099               44,500,297
   33,873       8.50%, 6/01/17 - 3/01/25                 35,618,750
    8,284       9.00%, 8/01/24 - 4/01/25                  8,811,168
    1,681       9.50%, 10/01/19 - 3/01/25                 1,800,031
             Government National Mortgage
                Assoc.,
   56,499       7.00%, 2/15/09 - 1/15/28                 57,272,946
   19,479       7.50%, 5/15/02 - 11/15/24                20,038,802
    1,100       8.00%, 7/15/16 - 3/15/24                  1,147,652
   17,262       9.00%, 4/15/01 - 7/15/21                 18,165,122
   16,211       9.50%, 10/15/09 - 12/15/17               17,674,119
             Government National Mortgage Assoc. II,
    2,740       9.50%, 5/20/18 - 8/20/21                  2,954,496
                                                     --------------
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $310,558,520)                     326,993,215
-------------------------------------------------------------------
U.S. Government Obligations--21.4%
             United States Treasury Bonds,
   21,000(d)    6.125%, 11/15/27                         21,587,370
   10,000       6.625%, 2/15/27                          10,882,800
    3,000(c)    7.625%, 2/15/25                           3,651,090
   25,000       8.125%, 8/15/19                          31,363,250
    1,860       12.00%, 8/15/13                           2,744,374
   45,000(c)    12.50%, 8/15/14                          69,581,250
   20,000(c)    12.75%, 11/15/10                         28,550,000
             United States Treasury Notes,
  $32,000(b)    5.50%, 2/29/00                       $   31,975,040
   11,000(d)    5.50%, 1/31/03                           10,953,580
   18,000(d)    6.125%, 8/15/07                          18,565,380
   10,000       6.25%, 10/31/01                          10,207,800
   20,000(c)    12.375%, 5/15/04                         26,937,400
             United States Treasury Strips,
      800       Zero Coupon, 8/15/08                        437,272
      700       Zero Coupon, 8/15/11                        315,490
      500       Zero Coupon, 11/15/11                       221,945
                                                     --------------
             Total U.S. Government Obligations
                (cost $265,905,749)                     267,974,041
-------------------------------------------------------------------
U.S. Government Agency Securities--20.3%
             Federal Home Loan Bank,
    1,000       6.78%, 7/24/02                            1,000,940
             Federal National Mortgage Assoc.,
   42,350       5.70%, 1/22/03                           41,820,625
   20,000       6.30%, 9/25/02                           20,115,600
   51,125       6.56%, 8/27/04                           51,851,934
             Small Business Administration,
   19,346       Series 1995-20B, 8.15%, 2/01/15          20,973,087
   22,952       Series 1995-20L, 6.45%, 12/01/15         23,108,382
   32,940       Series 1996-20H, 7.25%, 8/01/16          34,484,746
   19,171      Series 1996-20K, 6.95%, 11/01/16         19,798,009
   10,125       Series 1997-20A, 7.15%, 1/01/17          10,611,786
             Tennessee Valley Authority,
      600       Series 1993-D, 7.25%, 7/15/43               625,440
   30,000(c) Series 1995-B, 6.235%, 7/15/45              30,513,000
                                                  --------------
             Total U.S. Government Agency
                Securities
                (cost $251,045,078)                     254,903,549
-------------------------------------------------------------------
Collateralized Mortgage Obligations--5.7%
             Federal National Mortgage Assoc.,
   37,000       6.425%, 2/17/30                          37,138,750
             GMAC Commercial Mortgage
                Securities, Inc., Series
                1997-C1,
   20,000       Class A3, 6.869%, 8/15/07                20,706,250
             Resolution Trust Corp.,
                Series 1994-1, Class B2,
    5,125       7.75%, 9/25/29                            5,291,838

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                  PRUDENTIAL GOVERNMENT INCOME
February 28, 1998                               FUND, INC.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-------------------------------------------------------------------
             Ryland Mortgage Participation
                Securities,
                Series 1993-3, Class A-3,
   $2,643       7.54%, 9/25/24, (ARM)                $    2,668,906
             Structured Asset Securities Corp.,
                Series 1995-C1, Class C,
    5,000       7.375%, 9/25/24                           5,039,453
                                                     --------------
             Total Collateralized Mortgage
                Obligations
                (cost $69,839,190)                       70,845,197
-------------------------------------------------------------------
U.S. Government Agency - Stripped Securities--6.2%
             Federal National Mortgage Assoc.,
    9,045       Zero Coupon, 10/08/06                     5,438,306
    6,045       Zero Coupon, 10/08/07                     3,396,504
    4,745       Zero Coupon, 4/08/08                      2,586,025
    9,045       Zero Coupon, 4/08/10                      4,317,541
             Financing Corp.,
    5,000       Zero Coupon, 3/07/04                      3,516,450
             Israel AID,
   46,100       Zero Coupon, 2/15/09                     23,997,816
   25,584       Zero Coupon, 8/15/09                     12,898,429
   37,600       Zero Coupon, 5/15/15                     13,854,848
   46,100       Zero Coupon, 2/15/26                      8,229,772
                                                     --------------
             Total U.S. Government Agency -
                Stripped Securities
                (cost $67,162,168)                       78,235,691
-------------------------------------------------------------------
Supranational Bond--1.0%
             International Bank For
                Reconstruction & Development,
                8.625%, 10/15/16
   10,000(c)    (cost $12,400,900)                       12,458,100
-------------------------------------------------------------------
Asset Backed Securities--0.8%
             Aesop Funding II LLC,
                Series 1997-1, Class A2,
                6.40%, 10/20/03
                (cost $9,998,438)                        10,109,677
   10,000
Corporate Bonds--13.8%
             Associates Corp. of North America,
  $15,000       5.96%, 5/15/37                       $   15,225,000
             Ford Motor Credit Corp.,
   25,000(c)    7.32%, 5/23/02                           25,250,000
             Merck and Co.,
   17,000       5.76%, 5/03/37                           17,340,000
             New Jersey Economic Development
                Authority,
  105,000(c)    Series A, 7.425%, 2/15/29               115,024,245
                                                     --------------
             Total corporate bonds
                (cost $167,478,100)                     172,839,245
             Total long-term investments
                (cost $1,154,388,143)                 1,194,358,715
SHORT-TERM INVESTMENT--4.8%
-------------------------------------------------------------------
Repurchase Agreement
             Joint Repurchase Agreement
                Account,
                5.63%, 3/02/98
   60,446       (cost $60,446,000; Note 5)               60,446,000
-------------------------------------------------------------------
Total Investments--100.1%
             (cost $1,214,834,143; Note 4)            1,254,804,715
             Liabilities in excess of other
                assets--(0.1%)                           (1,636,959)
                                                     --------------
             Net Assets--100%                        $1,253,167,756
                                                     --------------
                                                     --------------

---------------
AID--Agency for International Development
ARM--Adjusted Rate Mortgage
(a) Partial principal amount of $5,500,000 represents a to-be-announced ("TBA") mortgage dollar roll, see Note 1 and Note 4.
(b) Represents a when-issued security.
(c) Partial principal amount pledged as collateral for mortgage dollar roll, financial futures contracts and when-issued security.
(d) Portion of securities on loan, see Note 4.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities      PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        February 28, 1998
                                                                                                              -----------------
Investments, at value (cost $1,214,834,143)..............................................................       $ 1,254,804,715
Receivable for investments sold..........................................................................            69,727,147
Interest receivable......................................................................................             9,232,873
Receivable for Fund shares sold..........................................................................             1,306,597
Prepaid expenses and other assets........................................................................                29,109
                                                                                                               -----------------
   Total assets..........................................................................................         1,335,100,441
                                                                                                               -----------------
Liabilities
Bank overdraft...........................................................................................            38,809,104
Payable for investments purchased........................................................................            32,025,711
Payable for dollar roll..................................................................................             5,679,896
Payable for Fund shares reacquired.......................................................................             2,024,294
Accrued expenses.........................................................................................             1,886,660
Dividends payable........................................................................................               656,503
Management fee payable...................................................................................               483,797
Distribution fee payable.................................................................................               317,201
Due to broker - variation margin.........................................................................                49,519
                                                                                                               -----------------
   Total liabilities.....................................................................................            81,932,685
                                                                                                               -----------------
Net Assets...............................................................................................       $ 1,253,167,756
                                                                                                               -----------------
                                                                                                               -----------------
Net assets were comprised of:
   Common stock, at par..................................................................................       $     1,385,232
   Paid-in capital in excess of par......................................................................         1,342,841,205
                                                                                                               -----------------
                                                                                                                  1,344,226,437
   Accumulated net realized losses on investments........................................................          (131,040,581)
   Net unrealized appreciation on investments............................................................            39,981,900
                                                                                                               -----------------
Net assets at February 28, 1998..........................................................................       $ 1,253,167,756
                                                                                                               -----------------
                                                                                                               -----------------
Class A:
   Net asset value and redemption price per share
      ($819,536,440 / 90,606,290 shares of common stock issued and outstanding)..........................                 $9.05
   Maximum sales charge (4.0% of offering price).........................................................                   .38
                                                                                                               -----------------
   Maximum offering price to public......................................................................                 $9.43
                                                                                                               -----------------
                                                                                                               -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($346,059,079 / 38,226,563 shares of common stock issued and outstanding)..........................                 $9.05
                                                                                                               -----------------
                                                                                                               -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,839,723 / 313,687 shares of common stock issued and outstanding)...............................                 $9.05
                                                                                                               -----------------
                                                                                                               -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($84,732,514 / 9,376,690 shares of common stock issued and outstanding)............................                 $9.04
                                                                                                               -----------------
                                                                                                               -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         February 28, 1998
                                              -----------------
Income
  Interest.................................     $  96,024,178
                                              -----------------
Expenses
  Management fee...........................         6,507,621
  Distribution fee--Class A................         1,263,646
  Distribution fee--Class B................         3,177,448
  Distribution fee--Class C................            18,923
  Transfer agent's fees and expenses.......         2,008,000
  Reports to shareholders..................           305,000
  Custodian's fees and expenses............           175,000
  Legal fees and expenses..................            88,000
  Audit fee and expenses...................            44,000
  Directors' fees..........................            44,000
  Registration fees........................            40,000
  Insurance expense........................            23,000
  Miscellaneous............................            11,610
                                              -----------------
     Total expenses........................        13,706,248
                                              -----------------
Net investment income......................        82,317,930
                                              -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions..................        12,654,531
  Financial futures contracts..............        (5,079,275)
                                              -----------------
                                                    7,575,256
                                              -----------------
Net change in unrealized appreciation on:
  Investments..............................        32,404,595
  Financial futures contracts..............            11,328
                                              -----------------
                                                   32,415,923
                                              -----------------
Net gain on investments....................        39,991,179
                                              -----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 122,309,109
                                              -----------------
                                              -----------------

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended February 28
in Net Assets                  --------------------------------------
                                      1998                 1997
                               -----------------    -----------------
Operations
  Net investment income......   $    82,317,930      $    96,065,519
  Net realized gain (loss) on
     investment
     transactions............         7,575,256          (20,189,194)
  Net change in unrealized
    appreciation/depreciation
     on investments..........        32,415,923          (26,314,444)
                               -----------------    -----------------
  Net increase in net assets
     resulting from
     operations..............       122,309,109           49,561,881
                               -----------------    -----------------
Dividends from net investment
  income
  (Note 1)
     Class A.................       (54,904,893)         (60,005,745)
     Class B.................       (22,493,247)         (33,204,797)
     Class C.................          (149,286)            (151,010)
     Class Z.................        (4,770,504)          (2,703,967)
                               -----------------    -----------------
                                    (82,317,930)         (96,065,519)
                               -----------------    -----------------
Fund share transactions (net
  of share conversions) (Note
  6)
  Net proceeds from shares
     subscribed..............       236,235,904          326,332,216
  Net asset value of shares
     issued in reinvestment
     of dividends............        51,329,375           57,955,409
  Cost of shares
     reacquired..............      (472,675,912)        (528,279,294)
                               -----------------    -----------------
  Net decrease in net assets
     from Fund share
     transactions............      (185,110,633)        (143,991,669)
                               -----------------    -----------------
Total decrease...............      (145,119,454)        (190,495,307)
Net Assets
Beginning of year............     1,398,287,210        1,588,782,517
                               -----------------    -----------------
End of year..................   $ 1,253,167,756      $ 1,398,287,210
                               -----------------    -----------------
                               -----------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Government Income Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
on the accrual basis. The Fund accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par by $1,419,491 and decrease accumulated net realized losses on investments by $1,419,491. The current year effect of applying the Statement of Position was due to capital loss carryforward expired unused. Net investment income, net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management, LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 1998.

Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at an effective rate of .825 of 1% of the average daily net assets of the Class B shares for the year ended February 28, 1998.

Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were charged at an effective rate of .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28, 1998.

PSI advised the Fund that it received approximately $294,300 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 1998. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended February 28, 1998 it received approximately $781,400 and $400 in contingent deferred sales
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended February 28, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During year ended February 28, 1998, the Fund incurred fees of approximately $1,832,500 for the services of PMFS. As of February 28, 1998, approximately $151,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 1998, were $1,109,606,649 and $1,263,542,179, respectively.

During the year ended February 28, 1998, the Fund entered into financial future contracts. Details of open contracts at February 28, 1998 are as follows:

                                              Value at        Value at         Unrealized
Number of                    Expiration        Trade        February 28,      Appreciation
Contracts        Type           Date            Date            1998         (Depreciation)
---------     -----------    -----------    ------------    ------------     --------------
                 Short
              positions:
                30 yr.          June
   131          T-Note          1998         $15,893,984    $15,781,406        $  112,578
                10 yr.          June
    10          T-Note          1998           1,123,125      1,123,125                --
                10 yr.          March
    90          T-Bond          1998          10,040,625     10,141,875          (101,250)
                                                                             --------------
                                                                               $   11,328
                                                                             --------------
                                                                             --------------

The federal income tax basis of the Fund's investments at February 28, 1998 was $1,214,912,655 and, accordingly, net unrealized appreciation for federal income tax purposes was $39,892,060 (gross unrealized appreciation-$41,154,658; gross unrealized depreciation-$1,262,598).

The Fund had a capital loss carryforward as of February 28, 1998 of approximately $131,130,000 of which $41,964,000 expires in 1999, $1,736,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003 and
$17,950,000 expires in 2005. Such carryforward is after utilization of approximately $4,981,000 to offset net taxable gains realized and recognized during the fiscal year ended February 28, 1998. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the fiscal year ended February 28, 1998, approximately $7,409,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the year ended February 28, 1998 was approximately $6,459,000. The amount of dollar rolls outstanding at February 28, 1998 was $5,645,313, which was 0.4% of total assets.

As of February 28, 1998, the Fund had securities on loan with an aggregate market value of $39,798,660. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $41,001,991.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 1998, the Fund had a 4.60% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $60,446,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Bear, Stearns & Co., 5.65%, in the principal amount of $360,000,000, repurchase price $360,169,500, due 3/2/98. The value of the collateral including accrued interest was $369,861,965.

Credit Suisse First Boston Corp., 5.58%, in the principal amount of $78,125,000, repurchase price $78,161,328, due 3/2/98. The value of the collateral including accrued interest was $80,423,029.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 5.65%, in the principal amount of $300,000,000, repurchase price $300,141,250, due 3/2/98. The value of the collateral including accrued interest was $310,827,022.

Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.55% in the principal amount of $156,252,000, repurchase price $156,324,266, due 3/2/98. The value of the collateral including accrued interest was $159,381,768.

Morgan Stanley, Dean Witter, Discover & Co., 5.65%, in the principal amount of $60,000,000, repurchase price $60,028,250, due 3/2/98. The value of the collateral including accrued interest was $61,200,403.

Salomon Smith Barney Inc., 5.65%, in the principal amount of $360,000,000, repurchase price $360,169,500, due 3/2/98. The value of the collateral including accrued interest was $367,376,399.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1998:
Shares sold........................   15,454,541   $ 136,602,902
Shares issued in reinvestment of
  dividends........................    3,691,357      32,742,038
Shares reacquired..................  (33,350,895)   (294,958,733)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (14,204,997)   (125,613,793)
Shares issued upon conversion from
  Class B..........................    6,652,848      58,526,575
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (7,552,149)  $ (67,087,218)
                                     -----------   -------------
                                     -----------   -------------
Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1997:
Shares sold........................   23,880,421   $ 211,010,343
Shares issued in reinvestment of
  dividends........................    3,985,757      35,069,511
Shares reacquired..................  (41,836,738)   (368,907,729)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (13,970,560)   (122,827,875)
Shares issued upon conversion from
  Class B..........................    9,099,955      79,924,887
Shares reacquired upon conversion
  into Class Z.....................   (1,559,278)    (14,231,482)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (6,429,883)  $ (57,134,470)
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Year ended February 28, 1998:
Shares sold........................    3,258,103   $  29,057,734
Shares issued in reinvestment of
  dividends........................    1,549,463      13,738,189
Shares reacquired..................  (12,601,925)   (111,722,746)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (7,794,359)    (68,926,823)
Shares reacquired upon conversion
  into Class A.....................   (6,647,245)    (58,526,575)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (14,441,604)  $(127,453,398)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................    4,648,727   $  40,926,466
Shares issued in reinvestment of
  dividends........................    2,285,644      20,127,506
Shares reacquired..................  (16,152,439)   (142,246,190)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (9,218,068)    (81,192,218)
Shares reacquired upon conversion
  into Class A.....................   (9,099,955)    (79,924,887)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (18,318,023)  $(161,117,105)
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended February 28, 1998:
Shares sold........................      178,009   $   1,593,648
Shares issued in reinvestment of
  dividends........................       13,542         120,330
Shares reacquired..................     (170,795)     (1,515,242)
                                     -----------   -------------
Net increase in shares
  outstanding......................       20,756   $     198,736
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1997:
Shares sold........................      165,423   $   1,461,600
Shares issued in reinvestment of
  dividends........................       13,603         119,788
Shares reacquired..................      (85,011)       (747,770)
                                     -----------   -------------
Net increase in shares
  outstanding......................       94,015   $     833,618
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

Class Z                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1998:
Shares sold........................    7,680,888   $  68,981,620
Shares issued in reinvestment of
  dividends........................      533,884       4,728,818
Shares reacquired..................   (7,221,547)    (64,479,191)
                                     -----------   -------------
Net increase in shares
  outstanding......................      993,225   $   9,231,247
                                     -----------   -------------
                                     -----------   -------------
March 4, 1996* through
  February 28, 1997:
Shares sold**......................    8,380,612   $  72,933,807
Shares issued in reinvestment of
  dividends........................      299,172       2,638,604
Shares reacquired..................   (1,855,597)    (16,377,605)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion from Class A...    6,824,187      59,194,806
Shares issued upon conversion from
  Class A..........................    1,559,278      14,231,482
                                     -----------   -------------
Net increase in shares
  outstanding......................    8,383,465   $  73,426,288
                                     -----------   -------------
                                     -----------   -------------

---------------
 * Commencement of offering of Class Z shares.
** Includes 6,698,193 shares issued for the acquisition of The Prudential
   Institutional Fund, Income Fund.
--------------------------------------------------------------------------------
                                       11

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A
                                                        -----------------------------------------------------------
                                                                        Year Ended February 29/28,
                                                        -----------------------------------------------------------
                                                          1998         1997         1996         1995        1994
                                                        --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   8.76     $   9.04     $   8.59     $   9.13     $  9.40
                                                        --------     --------     --------     --------     -------
Income from investment operations
Net investment income...............................        0.58         0.60         0.60         0.59        0.61
Net realized and unrealized gain (loss) on
   investment transactions..........................        0.29        (0.28)        0.45        (0.54)      (0.25)
                                                        --------     --------     --------     --------     -------
   Total from investment operations.................        0.87         0.32         1.05         0.05        0.36
                                                        --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income................       (0.58)       (0.60)       (0.60)       (0.59)      (0.61)
Distributions in excess of accumulated gains........          --           --           --           --       (0.02)
                                                        --------     --------     --------     --------     -------
   Total distributions..............................       (0.58)       (0.60)       (0.60)       (0.59)      (0.63)
                                                        --------     --------     --------     --------     -------
Net asset value, end of year........................    $   9.05     $   8.76     $   9.04     $   8.59     $  9.13
                                                        --------     --------     --------     --------     -------
                                                        --------     --------     --------     --------     -------
TOTAL RETURN(a):....................................       10.26%        3.70%       12.41%         .83%       3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $819,536     $860,319     $945,038     $871,145     $51,673
Average net assets (000)............................    $842,431     $884,862     $909,169     $ 95,560     $55,921
Ratios to average net assets:
   Expenses, including distribution fees............        0.86%        0.90%        0.91%        0.98%       0.84%
   Expenses, excluding distribution fees............        0.71%        0.75%        0.76%        0.83%       0.69%
   Net investment income............................        6.52%        6.78%        6.65%        7.45%       6.48%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................          88%         107%         123%         206%         80%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class B
                                                        ----------------------------------------------------------------
                                                                           Year Ended February 29/28,
                                                        ----------------------------------------------------------------
                                                          1998         1997         1996          1995           1994
                                                        --------     --------     --------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   8.77     $   9.04     $   8.60     $     9.13     $     9.40
                                                        --------     --------     --------     ----------     ----------
Income from investment operations
Net investment income...............................        0.52         0.54         0.54           0.53           0.53
Net realized and unrealized gain (loss) on
   investment transactions..........................        0.28        (0.27)        0.44          (0.53)         (0.25)
                                                        --------     --------     --------     ----------     ----------
   Total from investment operations.................        0.80         0.27         0.98             --           0.28
                                                        --------     --------     --------     ----------     ----------
Less distributions
Dividends from net investment income................       (0.52)       (0.54)       (0.54)         (0.53)         (0.53)
Distributions in excess of accumulated gains........          --           --           --             --          (0.02)
                                                        --------     --------     --------     ----------     ----------
   Total distributions..............................       (0.52)       (0.54)       (0.54)         (0.53)         (0.55)
                                                        --------     --------     --------     ----------     ----------
Net asset value, end of year........................    $   9.05     $   8.77     $   9.04     $     8.60     $     9.13
                                                        --------     --------     --------     ----------     ----------
                                                        --------     --------     --------     ----------     ----------
TOTAL RETURN(a):....................................        9.40%        3.12%       11.54%           .24%          3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $346,059     $461,988     $641,946     $  705,732     $2,202,555
Average net assets (000)............................    $385,145     $543,796     $647,515     $1,735,413     $2,487,990
Ratios to average net assets:
   Expenses, including distribution fees............        1.53%        1.57%        1.58%          1.66%          1.68%
   Expenses, excluding distribution fees............        0.71%        0.75%        0.76%          0.80%          0.69%
   Net investment income............................        5.85%        6.11%        5.99%          6.17%          5.64%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                              Class C
                                                        ---------------------------------------------------
                                                                                                August 1,
                                                                    Year Ended                   1994(c)
                                                                 February 29/28,                 Through
                                                        ----------------------------------     February 28,
                                                         1998          1997          1996          1995
                                                        ------     ------------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $ 8.77        $ 9.04        $ 8.60        $ 8.69
                                                        ------         -----        ------         -----
Income from investment operations
Net investment income...............................      0.53          0.54          0.54          0.31
Net realized and unrealized gain (loss) on
   investment transactions..........................      0.28         (0.27)         0.44         (0.09)
                                                        ------         -----        ------         -----
   Total from investment operations.................      0.81          0.27          0.98          0.22
                                                        ------         -----        ------         -----
Less distributions
Dividends from net investment income................     (0.53)        (0.54)        (0.54)        (0.31)
                                                        ------         -----        ------         -----
Net asset value, end of period......................    $ 9.05        $ 8.77        $ 9.04        $ 8.60
                                                        ------         -----        ------         -----
                                                        ------         -----        ------         -----
TOTAL RETURN(a):....................................      9.48%         3.20%        11.63%         2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $2,840        $2,569        $1,799        $  204
Average net assets (000)............................    $2,523        $2,440        $  765        $  111
Ratios to average net assets:
   Expenses, including distribution fees............      1.46%         1.50%         1.51%         1.63%(b)
   Expenses, excluding distribution fees............      0.71%         0.75%         0.76%         0.88%(b)
   Net investment income............................      5.92%         6.19%         5.99%         6.69%(b)

                                                                 Class Z
                                                        -------------------------
                                                        Year Ended     March 4,
                                                           Ended       1996(d)
                                                         February      Through
                                                            28,      February 28,
                                                           1998          1997
                                                        -----------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $  8.76      $   9.13
                                                        -----------      ------
Income from investment operations
Net investment income...............................         0.59          0.61
Net realized and unrealized gain (loss) on
   investment transactions..........................         0.28         (0.37)
                                                        -----------      ------
   Total from investment operations.................         0.87          0.24
                                                        -----------      ------
Less distributions
Dividends from net investment income................        (0.59)        (0.61)
                                                        -----------      ------
Net asset value, end of period......................      $  9.04      $   8.76
                                                        -----------      ------
                                                        -----------      ------
TOTAL RETURN(a):....................................        10.30%         3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $84,733      $ 73,411
Average net assets (000)............................      $71,425      $ 39,551
Ratios to average net assets:
   Expenses, including distribution fees............         0.71%         0.75%(b)
   Expenses, excluding distribution fees............         0.71%         0.75%(b)
   Net investment income............................         6.67%         6.76%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Report of Independent Accountants        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the "Fund") at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended February 28, 1997, and the financial highlights for the periods other than the year ended February 28, 1998 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
April 9, 1998


Change of Auditors                       PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended February 28, 1994 through February 28, 1997, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                       15

Important Notice for Certain
Shareholders                            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
-------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 28% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
--------------------------------------------------------------------------------

Portfolio of Investments
as of December 31, 1997           PRUDENTIAL MORTGAGE INCOME FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
----------------------------------------------------------------
U.S Government Obligations--4.4%
             United States Treasury Bonds,
$   3,000      12.375%, 5/15/04                     $  4,043,430
    2,000      7.125%, 2/15/23                         2,283,120
             United States Treasury Note,
    1,000      6.125%, 8/15/07                         1,027,660
                                                    ------------
             Total U.S. government obligations
               (cost $7,193,600)                       7,354,210
                                                    ------------
----------------------------------------------------------------
U.S. Government Agency Mortgage
Pass-through Obligations--66.4%
             Federal National Mortgage
               Association,
        7      7.00%, 4/01/08                              7,051
   25,401      7.50%, 6/01/10 - 12/01/24              26,157,687
       19      8.00%, 10/01/24                            19,780
             Government National Mortgage
               Association,
   18,310      7.50%, 7/15/07 - 7/15/24               18,850,358
   48,733      8.00%, 2/15/04 - 11/15/25              50,984,702
   12,648      9.00%, 4/15/01 - 4/15/25               13,691,652
                                                    ------------
             Total U.S. government agency
               mortgage pass-through obligations
               (cost $107,200,983)                   109,711,230
                                                    ------------
----------------------------------------------------------------
Collateralized Mortgage Obligations--9.9%
             Federal National Mortgage
               Association,
    6,500      6.997%, 12/25/21, REMIC                 6,719,375
             ICI Funding Corp. Secured Asset
               Corp.,
    4,913      Ser. 97-2 1A4, 7.60%, 7/25/28           5,008,189
             Merrill Lynch Mortgage Investors,
               Inc.,
   52,761      Ser. 96-C2, 1.535%, 11/21/28, I/O       4,591,875
                                                    ------------
             Total collateralized mortgage
               obligations
               (cost $15,936,176)                     16,319,439
                                                    ------------
----------------------------------------------------------------
Asset-Backed Securities--14.5%
             Chase Manhattan Credit Card Trust,
    1,400      Ser. 96-2 Class A, 5.955%, 12/15/02     1,405,250
             Federal Home Loan Mortgage Corp.,
 $  4,000      Ser. 97-B C, 7.40%, 9/15/19          $  4,106,250
             Contimortgage Home Equity Loan,
    2,875      Ser. 97-1 M2, 7.67%, 3/15/28            2,960,352
             Green Tree Financial Corporation,
    2,000      Ser. 97-1 B2, 7.76%, 3/15/28            2,012,500
    7,000      Ser. 97-6 B2, 7.75%, 1/15/29            7,039,375
             Money Store Home Impvt. Ln. Trust,
    6,125      Ser. 97-1 M2, 8.07%, 5/15/23            6,433,164
                                                    ------------
             Total asset-backed securities
               (cost $23,458,245)                     23,956,891
                                                    ------------
----------------------------------------------------------------
Corporate Bonds--3.1%
             Merck and Co.,
    5,000      5.76%, 5/03/37
               (cost $5,000,000)                       5,125,000
                                                    ------------
             Total long-term investments
               (cost $158,789,004)                   162,466,770
                                                    ------------
SHORT-TERM INVESTMENT--1.4%
----------------------------------------------------------------
Repurchase Agreement
    2,242    Joint Repurchase Agreement Account,
               6.63%, 1/02/98
               (cost $2,242,000; Note 5)               2,242,000
                                                    ------------
----------------------------------------------------------------
Total Investments--99.7%
             (cost $161,031,004; Note 4)             164,708,770
             Other assets in excess of
               liabilities--0.3%                         538,805
                                                    ------------
             Net Assets--100%                       $165,247,575
                                                    ------------
                                                    ------------

---------------
I/O--Interest Only
R.E.M.I.C.--Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Statement of Assets and Liabilities        PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1997
                                                                                                            -----------------
Investments, at value (cost $161,031,004)...............................................................        $ 164,708,770
Cash....................................................................................................                  202
Interest receivable.....................................................................................            1,113,020
Receivable for Fund shares sold.........................................................................               17,493
Other assets............................................................................................                4,520
                                                                                                              -----------------
   Total assets.........................................................................................          165,844,005
                                                                                                              -----------------
Liabilities
Accrued expenses........................................................................................              345,618
Management fee payable..................................................................................               70,574
Distribution fee payable................................................................................               59,631
Payable for Fund shares reacquired......................................................................               56,176
Deferred Director's fees................................................................................               38,130
Dividends payable.......................................................................................               26,301
                                                                                                              -----------------
   Total liabilities....................................................................................              596,430
                                                                                                              -----------------
Net Assets..............................................................................................        $ 165,247,575
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     113,842
   Paid-in capital in excess of par.....................................................................          180,553,925
                                                                                                              -----------------
                                                                                                                  180,667,767
   Undistributed net investment income..................................................................              764,243
   Accumulated net realized loss on investments.........................................................          (19,862,201)
   Net unrealized appreciation on investments...........................................................            3,677,766
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................        $ 165,247,575
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($90,639,252 / 6,237,712 shares of common stock issued and outstanding)...........................               $14.53
   Maximum sales charge (4% of offering price)..........................................................                  .61
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $15.14
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($73,665,312 / 5,081,464 shares of common stock issued and outstanding)...........................               $14.50
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($904,171 / 62,370 shares of common stock issued and outstanding).................................               $14.50
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($38,840 / 2,670 shares of common stock issued and outstanding)...................................               $14.54
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
                                            -----------------
Income
   Interest..............................      $13,380,233
                                            -----------------
Expenses
   Management fee........................          879,039
   Distribution fee--Class A.............          136,641
   Distribution fee--Class B.............          628,860
   Distribution fee--Class C.............            6,428
   Transfer agent's fees and expenses....          350,000
   Custodian's fees and expenses.........          170,000
   Reports to shareholders...............           91,000
   Registration fees.....................           74,000
   Legal fees and expenses...............           34,000
   Audit fee.............................           28,000
   Directors' fees and expenses..........           28,000
   Miscellaneous.........................           14,814
                                            -----------------
      Total expenses.....................        2,440,782
Less: Management fee waiver..............         (238,812)
                                            -----------------
      Net expenses.......................        2,201,970
                                            -----------------
Net investment income....................       11,178,263
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............          873,036
   Futures transactions..................         (199,073)
                                            -----------------
                                                   673,963
                                            -----------------
Net change in unrealized appreciation of
   investments...........................        1,996,049
                                            -----------------
Net gain on investments..................        2,670,012
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $13,848,275
                                            -----------------
                                            -----------------

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                       ----------------------------
                                         1997            1996
                                    ------------    ------------
Operations
   Net investment income..........  $ 11,178,263    $ 12,727,289
   Net realized gain on
      investments.................       673,963         186,036
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     1,996,049      (6,315,745)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    13,848,275       6,597,580
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,736,643)     (5,930,278)
      Class B.....................    (4,768,059)     (6,261,553)
      Class C.....................       (48,744)        (42,633)
      Class Z.....................          (571)         --
                                    ------------    ------------
                                     (10,554,017)    (12,234,464)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold......     6,513,533       8,736,035
   Net asset value of shares
      issued in
      reinvestment of dividends...     6,604,996       7,670,064
   Cost of shares reacquired......   (41,590,299)    (45,644,609)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (28,471,770)    (29,238,510)
                                    ------------    ------------
Total decrease....................   (25,177,512)    (34,875,394)
Net Assets
Beginning of year.................   190,425,087     225,300,481
                                    ------------    ------------
End of year.......................  $165,247,575    $190,425,087
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       6

Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized losses by $4,346,167, and decrease paid in capital in excess of par by $4,346,167 which represents the expiration of a portion of the capital loss carryforward. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. Prior to September 1, 1997, PIFM agreed to waive a portion (.20 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $238,812 ($0.02 per share; .20% of average net assets, annualized) for the year ended December 31, 1997. The Fund is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately $14,100 in front-end sales charges resulting from sales of Class A shares for the year ended December 31, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the year ended December 31, 1997, it received approximately $162,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $269,000 for the services of PMFS. As of December 31, 1997, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1997 aggregated $307,844,145 and $322,635,143, respectively.

The cost basis of investments for federal income tax purposes at December 31, 1997 was $161,299,285 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $3,409,485 (gross
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
unrealized appreciation--$3,636,659; gross unrealized depreciation--$227,174).

The Fund had a capital loss carryforward as of December 31, 1997 of approximately $19,586,200 of which $2,647,800 expires in 1998, $16,220,800 expires in 2002 and $717,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended December 31, 1997, approximately $3,073,700 of capital loss carryforward expired unused.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund has a .19% undivided interest in the joint account. The undivided interest for the Fund represents $2,242,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $353,486,750.

Deutsche Morgan Grenfell Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,003,314.

SBC Warburg Dillon Read Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest is $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $350,295,372.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     196,213   $   2,817,711
Shares issued in reinvestment of
  dividends and distributions.......     272,081       3,897,976
Shares reacquired...................  (1,350,280)    (19,341,070)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (881,986)    (12,625,383)
Shares issued upon conversion from
  Class B...........................     554,627       7,950,244
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (327,359)  $  (4,675,139)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1996:
Shares sold.........................     223,806   $   3,184,988
Shares issued in reinvestment of
  dividends and distributions.......     287,916       4,090,240
Shares reacquired...................  (1,327,376)    (18,847,332)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (815,654)    (11,572,104)
Shares issued upon conversion from
  Class B...........................     590,405       8,336,520
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (225,249)  $  (3,235,584)
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended December 31, 1997:
Shares sold.........................     243,748   $   3,481,986
Shares issued in reinvestment of
  dividends and distributions.......     188,146       2,687,530
Shares reacquired...................  (1,548,780)    (22,088,732)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,116,886)    (15,919,216)
Shares reacquired upon conversion
  into Class A......................    (556,068)     (7,950,244)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,672,954)  $ (23,869,460)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1996:
Shares sold.........................     375,530   $   5,342,866
Shares issued in reinvestment of
  dividends and distributions.......     251,545       3,565,389
Shares reacquired...................  (1,892,789)    (26,787,821)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,265,714)    (17,879,566)
Shares reacquired upon conversion
  into Class A......................    (592,011)     (8,336,520)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,857,725)  $ (26,216,086)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended December 31, 1997:
Shares sold.........................      11,549   $     166,049
Shares issued in reinvestment of
  dividends and distributions.......       1,325          18,937
Shares reacquired...................     (10,595)       (150,716)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,279   $      34,270
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1996:
Shares sold.........................      14,791   $     208,181
Shares issued in reinvestment of
  dividends and distributions.......       1,020          14,435
Shares reacquired...................        (665)         (9,456)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (15,146)  $    (213,160)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold.........................       3,313   $      47,787
Shares issued in reinvestment of
  dividends and distributions.......          38             553
Shares reacquired...................        (681)         (9,781)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,670   $      38,559
                                      ----------   -------------
                                      ----------   -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       9

Financial Highlights                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class A
                                                       -------------------------------------------------------
                                                                       Year Ended December 31,
                                                       -------------------------------------------------------
                                                        1997        1996       1995(a)     1994(a)     1993(a)
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.25     $ 14.61     $ 13.50     $14.75      $ 15.07
                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................       .95(c)      .93(c)      .89        .90          .95
Net realized and unrealized gain (loss) on
   investment transactions..........................       .23        (.39)       1.18      (1.19)        (.21)
                                                       -------     -------     -------     -------     -------
   Total from investment operations.................      1.18         .54        2.07       (.29)         .74
                                                       -------     -------     -------     -------     -------
Less distributions
Dividends to shareholders from net investment
   income...........................................      (.90)       (.90)       (.89)      (.90)        (.95)
Dividends to shareholders in excess of net
   investment income................................        --          --        (.07)        --         (.11)
Tax return of capital distributions.................        --          --          --       (.06)          --
                                                       -------     -------     -------     -------     -------
   Total distributions..............................      (.90)       (.90)       (.96)      (.96)       (1.06)
                                                       -------     -------     -------     -------     -------
Net asset value, end of year........................   $ 14.53     $ 14.25     $ 14.61     $13.50      $ 14.75
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................      8.57%       4.12%      15.53%     (2.01)%       4.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................   $90,639     $93,555     $99,183     $8,762      $10,863
Average net assets (000)............................   $91,094     $93,766     $90,854     $9,874      $10,199
Ratios to average net assets:
   Expenses, including distribution fees............       .96%(c)    1.12%(c)    1.27%      1.13%        1.00%
   Expenses, excluding distribution fees............       .81%(c)     .97%(c)    1.12%       .98%         .85%
   Net investment income............................      6.65%(c)    6.56%(c)    6.27%      6.42%        6.42%
For Class A, B, C and Z Shares:
Portfolio turnover rate.............................       178%         65%        193%       560%         134%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Financial Highlights                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class B
                                                       -----------------------------------------------------------
                                                                         Year Ended December 31,
                                                       -----------------------------------------------------------
                                                        1997         1996       1995(a)      1994(a)      1993(a)
                                                       -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.22     $  14.57     $  13.47     $  14.71     $  15.04
                                                       -------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................       .88(c)       .85(c)       .82          .82          .87
Net realized and unrealized gain (loss) on
   investment transactions..........................       .21         (.39)        1.15        (1.19)        (.23)
                                                       -------     --------     --------     --------     --------
   Total from investment operations.................      1.09          .46         1.97         (.37)         .64
                                                       -------     --------     --------     --------     --------
Less distributions
Dividends to shareholders from net investment
   income...........................................      (.81)        (.81)        (.82)        (.82)        (.87)
Dividends to shareholders in excess of net
   investment income................................        --           --         (.05)          --         (.10)
Tax return of capital distributions.................        --           --           --         (.05)          --
                                                       -------     --------     --------     --------     --------
   Total distributions..............................      (.81)        (.81)        (.87)        (.87)        (.97)
                                                       -------     --------     --------     --------     --------
Net asset value, end of year........................   $ 14.50     $  14.22     $  14.57     $  13.47     $  14.71
                                                       -------     --------     --------     --------     --------
                                                       -------     --------     --------     --------     --------
TOTAL RETURN(b):                                          7.84%        3.53%       14.78%       (2.57)%       4.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................   $73,665      $96,016     $125,463     $245,437     $319,401
Average net assets (000)............................   $83,848     $109,812     $146,290     $279,946     $332,731
Ratios to average net assets:
   Expenses, including distribution fees............      1.56%(c)     1.72%(c)     1.87%        1.73%        1.60%
   Expenses, excluding distribution fees............       .81%(c)      .97%(c)     1.12%         .98%         .85%
   Net investment income............................      6.05%(c)     5.95%(c)     5.82%        5.82%        5.82%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Financial Highlights                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class C                             Class Z
                                                       --------------------------------------------------     ------------
                                                                                              August 1,        March 18,
                                                                                               1994(c)          1997(d)
                                                            Year Ended December 31,            through          through
                                                       ---------------------------------     December 31,     December 31,
                                                        1997         1996       1995(a)        1994(a)            1997
                                                       -------     --------     --------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.22     $  14.57     $  13.47       $  14.01         $  14.13
                                                       -------     --------     --------         ------           ------
Income from investment operations
Net investment income...............................       .87(f)       .85(f)       .81            .30              .74(f)
Net realized and unrealized gain (loss) on
   investment transactions..........................       .22         (.39)        1.16           (.49)             .39
                                                       -------     --------     --------         ------           ------
   Total from investment operations.................      1.09          .46         1.97           (.19)            1.13
                                                       -------     --------     --------         ------           ------
Less distributions
Dividends to shareholders from net investment
   income...........................................      (.81)        (.81)        (.81)          (.30)            (.72)
Dividends to shareholders in excess of net
   investment income................................        --           --         (.06)            --               --
Tax return of capital distributions.................        --           --           --           (.05)              --
                                                       -------     --------     --------         ------           ------
   Total distributions..............................      (.81)        (.81)        (.87)          (.35)            (.72)
                                                       -------     --------     --------         ------           ------
Net asset value, end of year........................   $ 14.50     $  14.22     $  14.57       $  13.47         $  14.54
                                                       -------     --------     --------         ------           ------
                                                       -------     --------     --------         ------           ------
TOTAL RETURN(b):                                          7.84%        3.53%       14.78%         (1.32)%           8.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................      $904         $854         $655           $515              $39
Average net assets (000)............................      $857         $746         $599           $460               $9
Ratios to average net assets:
   Expenses, including distribution fees............      1.56%(f)     1.72%(f)     1.87%          1.82%(e)          .81%(e)(f)
   Expenses, excluding distribution fees............       .81%(f)      .97%(f)     1.12%          1.08%(e)          .81%(e)(f)
   Net investment income............................      6.05%(f)     5.95%(f)     5.72%          5.32%(e)         6.88%(e)(f)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Report of Independent Accountants          PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Mortgage Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Mortgage Income Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998


Tax Information                            PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 4.83% of the dividends paid by Prudential Mortgage Income Fund, Inc. qualifies for such deduction.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
                                       13

Portfolio of Investments as of
June 30, 1998 (Unaudited)                 PRUDENTIAL MORTGAGE INCOME FUND, INC.
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--93.9%
----------------------------------------------------------------
Asset-Backed Securities--12.3%
             ContiMortgage Home Equity Loan Trust,
$   2,875(b)   Ser. 97-1 M2, 7.67%, 3/15/28         $  2,954,961
             Federal Home Loan Mortgage Corp.
               Loan Receivables Trust,
   34,495      Ser. 97-A, AX, 2.783%, 4/15/19, I/O     5,174,211
    4,000      Ser. 97-B, C, 7.40%, 9/15/19            4,163,750
             Money Store Home Improvement Ln.
               Trust,
    6,125(b)   Ser. 97-1 M2, 8.07%, 5/15/23            6,419,766
                                                    ------------
             Total asset-backed securities
               (cost $23,278,984)                     18,712,688
----------------------------------------------------------------
Collateralized Mortgage Obligations--7.6%
             Bayview Financial Acquisition Trust,
    5,000      Ser. 98-1 AI, 7.01%, 5/25/29            5,018,750
             Federal Home Loan Mortgage Corp.,
    6,500(b)   Ser. 98 C, 6.425%, 2/17/30, REMIC       6,542,656
                                                    ------------
             Total collateralized mortgage
               obligations
               (cost $6,569,063)                      11,561,406
----------------------------------------------------------------
Corporate Bonds--3.4%
             Merck and Co.,
    5,000(b) 5.76%, 5/3/37
               (cost $5,000,000)                       5,150,000
----------------------------------------------------------------
U.S. Government Agency Mortgage
Pass-through Obligations--56.4%
             Federal Home Loan Mortgage Corp. (Gold),
    7,430      9.00%, 1/1/20                           7,884,772
             Federal National Mortgage
               Association,
   21,000      6.50%, 12/1/99                         20,914,530
        6      7.00%, 4/1/08                               6,358
   17,603      7.50%, 6/1/10 - 12/1/99                18,077,915
       16(b)   8.00%, 10/1/24                             16,162
   18,108(b)   10.00%, 12/1/20                        19,918,744
             Government National Mortgage
               Association,
 $ 16,249(b)   7.50%, 7/15/07 - 7/15/24             $ 16,762,897
    1,897      9.00%, 4/15/01 - 1/15/10                1,980,008
                                                    ------------
             Total U.S. government agency
               mortgage pass-through obligations
               (cost $85,098,520)                     85,561,386
----------------------------------------------------------------
U.S. Government Obligations--14.2%
             United States Treasury Bond,
    3,000(b)   12.375%, 5/15/04                        4,012,980
             United States Treasury Notes,
    3,280      6.50%, 5/31/01                          3,364,034
    6,000(b)   5.50%, 1/31/03                          5,995,320
    3,000      5.50%, 5/31/03                          3,000,480
    5,000(c)   6.125%, 8/15/07                         5,202,350
                                                    ------------
             Total U.S. government obligations
               (cost $21,790,406)                     21,575,164
                                                    ------------
             Total long-term investments
               (cost $141,736,973)                   142,560,644
                                                    ------------
SHORT-TERM INVESTMENTS--13.8%
----------------------------------------------------------------
U.S. Government Agency Mortgage Pass-through Obligations--2.8%
             Federal Home Loan Mortgage Corp.,
    4,313      5.85%, 7/1/98
               (cost $4,313,000)                       4,313,000
----------------------------------------------------------------
Repurchase Agreements--11.0%
             Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    1,663      5.75%, dated 6/30/98, due 7/7/98 in
               the amount of $1,664,859 (cost
               $1,663,000; the value of
               collateral including accrued
               interest is $1,702,844)                 1,663,000

----------------------------------------------------------------
See Notes to Financial Statements.     3

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Portfolio of Investments as of
June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
----------------------------------------------------------------
Repurchase Agreements (cont'd.)
             Salomon Smith Barney Inc., 6.00%,
 $ 15,000      dated 6/30/98, due 7/2/98 in the
               amount of $15,005,000 (cost
               $15,000,000; the value of
               collateral including accrued
               interest is $15,300,001)             $ 15,000,000
                                                    ------------
             Total repurchase agreements
               (cost $16,663,000)                     16,663,000
                                                    ------------
OUTSTANDING CALL OPTIONS PURCHASED
 Contracts(a)
---------------
             U. S. Treasury Bond,
      300      5.625%, 5/15/08
               @ 102.34, expires 7/27/98
               (cost $75,000)                             67,969
                                                    ------------
             Total short-term investments
               (cost $21,051,000)                     21,043,969
                                                    ------------
----------------------------------------------------------------
Total Investments Before Outstanding Put Options Written--107.7%
             (cost $162,787,973; Note 4)             163,604,613
----------------------------------------------------------------
 OUTSTANDING PUT OPTIONS WRITTEN
             U.S. Treasury Bond,
      300      5.625%, 5/15/08
               @ 99.34, expires 7/27/98
               (premium received $30,469)                (28,125)
                                                    ------------
----------------------------------------------------------------
Total investments,
   net of outstanding put options written--107.7%    163,576,488
             Liabilities in excess of
               other assets--(7.7%)                  (11,804,020)
                                                    ------------
             Net Assets--100%                       $151,772,468
                                                    ------------
                                                    ------------

---------------
I/O--Interest Only
REMIC--Real Estate Mortgage Investment Conduit
(a) One contract equals $1,000 face value.
(b) All or portion of securities segregated as collateral for options on futures and dollar rolls.
(c) Security on loan (Note 1).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities
(Unaudited)                               PRUDENTIAL MORTGAGE INCOME FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $162,787,973)...................................................................      $163,604,613
Cash........................................................................................................            89,645
Receivable for investments sold.............................................................................        33,598,075
Interest receivable.........................................................................................         1,115,628
Receivable for Fund shares sold.............................................................................            44,635
Receivable for options written..............................................................................            30,469
Stock loan receivable.......................................................................................             2,360
Other assets................................................................................................             3,031
                                                                                                                  -------------
   Total assets.............................................................................................       198,488,456
                                                                                                                  -------------
Liabilities
Put options written, at value (premium received $30,469)....................................................            28,125
Payable for investments purchased...........................................................................        45,605,854
Accrued expenses............................................................................................           383,517
Payable for Fund shares reacquired..........................................................................           240,670
Dividends payable...........................................................................................           228,217
Payable for options purchased...............................................................................            75,000
Management fee payable......................................................................................            63,288
Distribution fee payable....................................................................................            50,575
Deferred Director's fees....................................................................................            40,742
                                                                                                                  -------------
   Total liabilities........................................................................................        46,715,988
                                                                                                                  -------------
Net Assets..................................................................................................      $151,772,468
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    105,737
   Paid-in capital in excess of par.........................................................................       168,894,343
                                                                                                                  -------------
                                                                                                                   169,000,080
   Undistributed net investment income......................................................................           842,352
   Accumulated net realized loss on investments.............................................................       (18,888,948)
   Net unrealized appreciation on investments...............................................................           818,984
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $151,772,468
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($89,480,635 / 6,228,212 shares of common stock issued and outstanding)...............................            $14.37
   Maximum sales charge (4% of offering price)..............................................................               .60
                                                                                                                  -------------
   Maximum offering price to public.........................................................................            $14.97
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($60,987,782 / 4,254,543 shares of common stock issued and outstanding)...............................            $14.33
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,189,831 / 83,004 shares of common stock issued and outstanding)...................................            $14.33
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($114,220 / 7,939 shares of common stock issued and outstanding)......................................            $14.39
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1998
                                                 -------------
Income
   Interest...................................    $ 5,808,901
   Income from securities lending.............         27,585
                                                 -------------
                                                    5,836,486
                                                 -------------
Expenses
   Management fee.............................        395,850
   Distribution fee--Class A..................         67,171
   Distribution fee--Class B..................        253,861
   Distribution fee--Class C..................          3,706
   Transfer agent's fees and expenses.........        135,700
   Custodian's fees and expenses..............         66,800
   Reports to shareholders....................         31,200
   Registration fees..........................         21,500
   Audit fee..................................         14,000
   Directors' fees and expenses...............         10,500
   Legal fees and expenses....................          8,700
   Miscellaneous..............................          8,516
                                                 -------------
      Total expenses..........................      1,017,504
                                                 -------------
Net investment income.........................      4,818,982
                                                 -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................        990,281
   Futures transactions.......................        (17,028)
                                                 -------------
                                                      973,253
                                                 -------------
Net change in unrealized appreciation (depreciation) of:
   Investment transactions....................     (2,861,126)
   Written options transactions...............          2,344
                                                 -------------
                                                   (2,858,782)
                                                 -------------
Net loss on investments.......................     (1,885,529)
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $ 2,933,453
                                                 -------------
                                                 -------------

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)                 June 30,       December 31,
in Net Assets                         1998             1997
                                  -------------    -------------
Operations
   Net investment income........  $   4,818,982    $  11,178,263
   Net realized gain on
      investments...............        973,253          673,963
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............     (2,858,782)       1,996,049
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      2,933,453       13,848,275
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment income
      Class A...................     (2,803,491)      (5,736,643)
      Class B...................     (1,906,422)      (4,768,059)
      Class C...................        (27,940)         (48,744)
      Class Z...................         (3,020)            (571)
                                  -------------    -------------
                                     (4,740,873)     (10,554,017)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold....     11,215,897        6,513,533
   Net asset value of shares
      issued in
      reinvestment of
      dividends.................      2,853,940        6,604,996
   Cost of shares reacquired....    (25,737,524)     (41,590,299)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (11,667,687)     (28,471,770)
                                  -------------    -------------
Total decrease..................    (13,475,107)     (25,177,512)
Net Assets
Beginning of period.............    165,247,575      190,425,087
                                  -------------    -------------
End of period(a)................  $ 151,772,468    $ 165,247,575
                                  -------------    -------------
                                  -------------    -------------
---------------
(a) Includes undistributed net
   investment income of.........  $     842,352    $     764,243
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Fund. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the six months ended June 30, 1998.

PSI has advised the Fund that it has received approximately $15,100 in front-end sales charges resulting from sales of Class A shares for the six months ended June 30, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the six months ended June 30, 1998, it received approximately $51,400 and $1,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1998, the Fund incurred fees of approximately $128,000 for the services of PMFS. As of June 30, 1998, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1998 aggregated $272,103,112 and $277,112,865, respectively.

The average balance of dollar rolls outstanding during the six months ended June 30, 1998 was approximately $12,773,900. The amount of dollar rolls outstanding at June 30, 1998 was $33,221,970, which was .2% of total assets.

As of June 30, 1998, the Fund had securities on loan with an aggregate market value of $5,202,350. As of this date, the collateral held for securities on loan was comprised of U.S. cash with an aggregate market value of $5,418,064.

The cost basis of investments for federal income tax purposes at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $818,984 (gross unrealized appreciation--$1,388,127; gross unrealized depreciation--$569,143).

The Fund had a capital loss carryforward as of December 31, 1997 of approximately $19,586,200 of which $2,647,800 expires in 1998, $16,220,800 expires in 2002 and $717,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Transactions in options written during the six months ended June 30, 1998 were as follows:

                                       Number of   Premiums
                                       Contracts   Received
                                       ---------   --------
Options outstanding at December 31,
  1997................................     --        --
Options written.......................    300      $30,469
Options terminated in closing purchase
  transactions........................     --        --
                                          ---      --------
Options outstanding at June 30,
  1998................................    300      $30,469
                                          ---      --------
                                          ---      --------

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into four classes, designated Class A, Class B, Class C and Class Z.
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended June 30, 1998:
Shares sold.........................     592,706   $   8,563,886
Shares issued in reinvestment of
  dividends and distributions.......     124,112       1,791,609
Shares reacquired...................    (912,137)    (13,165,541)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (195,319)     (2,810,046)
Shares issued upon conversion from
  Class B...........................     185,819       2,684,330
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (9,500)  $    (125,716)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)  PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     196,213   $   2,817,711
Shares issued in reinvestment of
  dividends and distributions.......     272,081       3,897,976
Shares reacquired...................  (1,350,280)    (19,341,070)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (881,986)    (12,625,383)
Shares issued upon conversion from
  Class B...........................     554,627       7,950,244
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (327,359)  $  (4,675,139)
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Six months ended June 30, 1998:
Shares sold.........................     129,694   $   1,867,803
Shares issued in reinvestment of
  dividends and distributions.......      72,551       1,045,374
Shares reacquired...................    (842,831)    (12,143,806)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (640,586)     (9,230,629)
Shares reacquired upon conversion
  into Class A......................    (186,335)     (2,684,330)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (826,921)  $ (11,914,959)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     243,748   $   3,481,986
Shares issued in reinvestment of
  dividends and distributions.......     188,146       2,687,530
Shares reacquired...................  (1,548,780)    (22,088,732)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,116,886)    (15,919,216)
Shares reacquired upon conversion
  into Class A......................    (556,068)     (7,950,244)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,672,954)  $ (23,869,460)
                                      ----------   -------------
                                      ----------   -------------
Class C                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended June 30, 1998:
Shares sold.........................      47,488   $     682,763
Shares issued in reinvestment of
  dividends and distributions.......         988          14,220
Shares reacquired...................     (27,842)       (400,606)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      20,634   $     296,377
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1997:
Shares sold.........................      11,549   $     166,049
Shares issued in reinvestment of
  dividends and distributions.......       1,325          18,937
Shares reacquired...................     (10,595)       (150,716)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,279   $      34,270
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Six months ended June 30, 1998:
Shares sold.........................       6,992   $     101,445
Shares issued in reinvestment of
  dividends and distributions.......         190           2,737
Shares reacquired...................      (1,913)        (27,571)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       5,269   $      76,611
                                      ----------   -------------
                                      ----------   -------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold.........................       3,313   $      47,787
Shares issued in reinvestment of
  dividends and distributions.......          38             553
Shares reacquired...................        (681)         (9,781)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,670   $      38,559
                                      ----------   -------------
                                      ----------   -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       10

Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                         Class A
                                                        -------------------------------------------------------------------------
                                                        Six Months
                                                           Ended                         Year Ended December 31,
                                                         June 30,       ---------------------------------------------------------
                                                           1998          1997        1996       1995(a)      1994(a)      1993(a)
                                                        -----------     -------     -------     -------     ---------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $ 14.53       $ 14.25     $ 14.61     $ 13.50     $   14.75     $ 15.07
                                                            -----       -------     -------     -------     ---------     -------
Income from investment operations
Net investment income...............................          .46           .95(c)      .93(c)      .89           .90         .95
Net realized and unrealized gain (loss) on
   investment transactions..........................         (.17)          .23        (.39)       1.18         (1.19)       (.21)
                                                            -----       -------     -------     -------     ---------     -------
   Total from investment operations.................          .29          1.18         .54        2.07          (.29)        .74
                                                            -----       -------     -------     -------     ---------     -------
Less distributions
Dividends to shareholders from net investment
   income...........................................         (.45)         (.90)       (.90)       (.89)         (.90)       (.95)
Dividends to shareholders in excess of net
   investment income................................           --            --          --        (.07)           --        (.11)
Tax return of capital distributions.................           --            --          --          --          (.06)         --
                                                            -----       -------     -------     -------     ---------     -------
   Total distributions..............................         (.45)         (.90)       (.90)       (.96)         (.96)      (1.06)
                                                            -----       -------     -------     -------     ---------     -------
Net asset value, end of period......................      $ 14.37       $ 14.53     $ 14.25     $ 14.61     $   13.50     $ 14.75
                                                            -----       -------     -------     -------     ---------     -------
                                                            -----       -------     -------     -------     ---------     -------
TOTAL RETURN(b):....................................         1.87%         8.57%       4.12%      15.53%        (2.01)%      4.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000).....................      $89,480       $90,639     $93,555     $99,183        $8,762     $10,863
Average net assets (000)............................      $90,304       $91,094     $93,766     $90,854        $9,874     $10,199
Ratios to average net assets:
   Expenses, including distribution fees............         1.03%(d)       .96%(c)    1.12%(c)    1.27%         1.13%       1.00%
   Expenses, excluding distribution fees............          .88%(d)       .81%(c)     .97%(c)    1.12%          .98%        .85%
   Net investment income............................         6.35%(d)      6.65%(c)    6.56%(c)    6.27%         6.42%       6.42%
For Class A, B, C and Z Shares:
Portfolio turnover rate.............................          171%          178%         65%        193%          560%        134%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Net of management fee waiver.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class B
                                                         ---------------------------------------------------------------------
                                                         Six Months
                                                           Ended                   Year Ended December 31,
                                                          June 30,   ---------------------------------------------------------
                                                            1998       1997       1996       1995(a)      1994(a)     1993(a)
                                                         ----------- -------    --------     --------     -------    ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $ 14.50     $ 14.22     $  14.57     $  13.47   $  14.71       15.04
                                                           -----     -------     --------     --------   --------    --------
Income from investment operations
Net investment income..................................      .43         .88(c)       .85(c)       .82        .82         .87
Net realized and unrealized gain (loss) on investment
   transactions........................................     (.19)        .21         (.39)        1.15      (1.19)       (.23)
                                                           -----     -------     --------     --------   --------    --------
   Total from investment operations....................      .24        1.09          .46         1.97       (.37)        .64
                                                           -----     -------     --------     --------   --------    --------
Less distributions
Dividends to shareholders from net investment income...     (.41)       (.81)        (.81)        (.82)      (.82)       (.87)
Dividends to shareholders in excess of net investment
   income..............................................       --          --           --         (.05)        --        (.10)
Tax return of capital distributions....................       --          --           --           --       (.05)        --
                                                           -----     -------     --------     --------   --------    --------
   Total distributions.................................     (.41)       (.81)        (.81)        (.87)      (.87)       (.97)
                                                           -----     -------     --------     --------   --------    --------
Net asset value, end of period.........................  $ 14.33     $ 14.50     $  14.22     $  14.57   $  13.47    $  14.71
                                                           -----     -------     --------     --------   --------    --------
                                                           -----     -------     --------     --------   --------    --------
TOTAL RETURN(b):                                            1.64%       7.84%        3.53%       14.78%     (2.57)%      4.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................  $60,988     $73,665      $96,016     $125,463   $245,437    $319,401%
Average net assets (000)...............................  $68,257     $83,848     $109,812     $146,290   $279,946    $332,731%
Ratios to average net assets:
   Expenses, including distribution fees...............     1.63%(d)    1.56%(c)     1.72%(c)     1.87%      1.73%       1.60%
   Expenses, excluding distribution fees...............      .88%(d)     .81%(c)      .97%(c)     1.12%       .98%        .85%
   Net investment income...............................     5.74%(d)    6.05%(c)     5.95%(c)     5.82%      5.82%       5.82%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Net of management fee waiver.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights (Unaudited)           PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class C
                                                           ------------------------------------------------------------------------
                                                                                                                        August 1,
                                                            Six Months                                                   1994(c)
                                                               Ended                Year Ended December 31,              Through
                                                             June 30,        -------------------------------------     December 31,
                                                               1998           1997          1996          1995(a)        1994(a)
                                                           -------------     ------     ------------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................       $ 14.50        $14.22        $14.57         $ 13.47       $14.01
                                                                -----        ------         -----        ---------       -----
Income from investment operations
Net investment income..................................           .43           .87(f)        .85(f)          .81          .30
Net realized and unrealized gain (loss) on investment
   transactions........................................          (.19)          .22          (.39)           1.16         (.49)
                                                                -----        ------         -----        ---------       -----
   Total from investment operations....................           .24          1.09           .46            1.97         (.19)
                                                                -----        ------         -----        ---------       -----
Less distributions
Dividends to shareholders from net investment income...          (.41)         (.81)         (.81)           (.81)        (.30)
Dividends to shareholders in excess of net investment
   income..............................................            --            --            --            (.06)          --
Tax return of capital distributions....................            --            --            --              --         (.05)
                                                                -----        ------         -----        ---------       -----
   Total distributions.................................          (.41)         (.81)         (.81)           (.87)        (.35)
                                                                -----        ------         -----        ---------       -----
Net asset value, end of period.........................       $ 14.33        $14.50        $14.22         $ 14.57       $13.47
                                                                -----        ------         -----        ---------       -----
                                                                -----        ------         -----        ---------       -----
TOTAL RETURN(b):                                                 1.64%         7.84%         3.53%          14.78%        (1.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................        $1,190          $904          $854            $655         $515
Average net assets (000)...............................          $997          $857          $746            $599         $460
Ratios to average net assets:
   Expenses, including distribution fees...............          1.63%(e)      1.56%(f)      1.72%(f)        1.87%        1.82%(e)
   Expenses, excluding distribution fees...............           .88%(e)       .81%(f)       .97%(f)        1.12%        1.08%(e)
   Net investment income...............................          5.74%(e)      6.05%(f)      5.95%(f)        5.72%        5.32%(e)
                                                                    Class Z
                                                         ------------------------------
                                                                            March 18,
                                                          Six Months         1997(d)
                                                             Ended           Through
                                                           June 30,        December 31,
                                                             1998              1997
                                                         -------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 14.54           $14.13
                                                              -----            -----
Income from investment operations
Net investment income..................................         .46              .74(f)
Net realized and unrealized gain (loss) on investment
   transactions........................................        (.15)             .39
                                                              -----            -----
   Total from investment operations....................         .31             1.13
                                                              -----            -----
Less distributions
Dividends to shareholders from net investment income...        (.46)            (.72)
Dividends to shareholders in excess of net investment
   income..............................................          --               --
Tax return of capital distributions....................          --               --
                                                              -----            -----
   Total distributions.................................        (.46)            (.72)
                                                              -----            -----
Net asset value, end of period.........................     $ 14.39           $14.54
                                                              -----            -----
                                                              -----            -----
TOTAL RETURN(b):                                               2.01%            8.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)........................        $114              $39
Average net assets (000)...............................         $94               $9
Ratios to average net assets:
   Expenses, including distribution fees...............         .88%(e)          .81%(e)(f)
   Expenses, excluding distribution fees...............         .88%(e)          .81%(e)(f)
   Net investment income...............................        6.56%(e)         6.88%(e)(f)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 67 of Massachusetts Business Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 7 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and its Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 16. EXHIBITS.



      1. Articles of Restatement incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR.
      2. Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.
      3.   Not applicable.
      4. Plan of Reorganization filed herewith as Appendix B to the Prospectus and Proxy Statement.*
      5. Instruments defining rights of holders of securities being offered, incorporated by reference to Exhibit 4 to Post-Effective Amendment
           No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.
      6.   (a) Management Agreement between the Registrant and Prudential Mutual
           Fund Management, Inc. incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR.

           (b) Subadvisory Agreement between Prudential Mutual Fund Management,
           Inc. and The Prudential Investment Corporation incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

      7.   (a) Selected Dealer Agreement.*

           (b) Distribution Agreement.*

      8.   Not Applicable.

      9.   (a) Revised Custodian Agreement between the Registrant and State
           Street Bank and Trust Company incorporated by reference to Exhibit
           8(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

           (b) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co. incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

           (c) Customer Agreement between the Registrant and Goldman, Sachs &
           Co. incorporated by reference to Exhibit 8(c) to Post-Effective
           Amendment No. 24 to the Registration Statement on Form N-1A (File No.
           2-82976) filed via EDGAR.

           (d) Form of Amendment to Revised Custodian Agreement incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 19 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

      10.  Transfer Agency Agreement between the Registrant and Prudential
           Mutual Fund Services, Inc. incorporated by reference to Exhibit 9 to
           Post-Effective Amendment No. 24 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR.

      11.  Opinions and Consents of Counsel.*

      12.  Tax Opinion of Counsel.*

      13. Purchase Agreement incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 24 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR.

      14.  (a) Consent of PricewaterhouseCoopers LLP. *

           (b) Consent and Report of Deloitte & Touche LLP. *

      15.  (a) Distribution and Service Plan for Class A shares.*

           (b) Distribution and Service Plan for Class B shares.*

           (c) Distribution and Service Plan for Class C shares.*

      16. (a) Schedule of computation of performance (Class A) incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

           (b) Schedule of computation of performance (Class B) incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

           (c) Schedule of computation of performance (Class C), incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 18 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

           (d) Schedule of computation of performance (Class Z) incorporated by reference to Exhibit 16(d) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR.

      17.  (a) Proxy.*

           (b) Prospectus of Registrant dated April 30, 1998, as supplemented on
           July 1, 1998 and September 1, 1998.*

           (c) Prospectus of Prudential Mortgage Income Fund, Inc. dated March
           3, 1998, as supplemented on July 1, 1998, August 27, 1998 and
           September 1, 1998.*

           (d) President's Letter.*

      18.  Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to
           Post-Effective Amendment No. 21 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR.


--------------
 *Filed herewith.

ITEM 17. UNDERTAKINGS.

  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of September, 1998.



                              PRUDENTIAL GOVERNMENT INCOME FUND


                              /s/ Richard A. Redeker
                          ------------------------------------------------------
                              (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                              DATE
------------------------------    ----------------------------------------    ------------------
/s/ Edward D. Beach               Director                                    September 29, 1998
------------------------------
   EDWARD D. BEACH

/s/ Eugene C. Dorsey              Director                                    September 29, 1998
------------------------------
   EUGENE C. DORSEY

/s/ Delayne Dedrick Gold          Director                                    September 29, 1998
------------------------------
   DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia               Director                                    September 29, 1998
------------------------------
   ROBERT F. GUNIA

/s/ Harry A. Jacobs, Jr.          Director                                    September 29, 1998
------------------------------
   HARRY A. JACOBS, JR.

/s/ Mendel A. Melzer              Director                                    September 29, 1998
------------------------------
   MENDEL A. MELZER

/s/ Thomas T. Mooney              Director                                    September 29, 1998
------------------------------
   THOMAS T. MOONEY

/s/ Thomas H. O'Brien             Director                                    September 29, 1998
------------------------------
   THOMAS H. O'BRIEN

/s/ Richard A. Redeker            President and Director                      September 29, 1998
------------------------------
   RICHARD A. REDEKER

/s/ Nancy Hays Teeters            Director                                    September 29, 1998
------------------------------
   NANCY HAYS TEETERS

/s/ Louis A. Weil, III            Director                                    September 29, 1998
------------------------------
   LOUIS A. WEIL, III

/s/ Grace C. Torres               Principal Financial and                     September 29, 1998
------------------------------      Accounting Officer
   GRACE C. TORRES

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER
---------

   1.      Articles of Restatement incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   2.      Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective
           Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   3.      Not applicable.

   4.      Plan of Reorganization filed herewith as Appendix B to the Prospectus and Proxy Statement.*

   5.      Instruments defining rights of holders of securities being offered, incorporated by reference to Exhibit 4 to
           Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   6.      (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No.
           2-82976) filed via EDGAR.

           (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment
           Corporation incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   7.      (a) Selected Dealer Agreement.*

           (b) Distribution Agreement.*

   8.      Not Applicable.

   9.      (a) Revised Custodian Agreement between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No.
           2-82976) filed via EDGAR.

           (b) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co.
           incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 to the Registration Statement on
           Form N-1A (File No. 2-82976) filed via EDGAR.

           (c) Customer Agreement between the Registrant and Goldman, Sachs & Co. incorporated by reference to Exhibit 8(c)
           to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

           (d) Form of Amendment to Revised Custodian Agreement incorporated by reference to Exhibit 8(d) to Post-Effective
           Amendment No. 19 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   10.     Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc. incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No.
           2-82976) filed via EDGAR.

   11.     Opinions and Consents of Counsel.*

   12.     Tax Opinion of Counsel.*

   13.     Purchase Agreement incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 24 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   14.     (a) Consent of PricewaterhouseCoopers LLP. *

           (b) Consent and Report of Deloitte & Touche LLP. *

   15.     (a) Distribution and Service Plan for Class A shares.*

           (b) Distribution and Service Plan for Class B shares.*

           (c) Distribution and Service Plan for Class C shares.*

   16.     (a) Schedule of computation of performance (Class A) incorporated by reference to Exhibit 16(a) to Post-Effective
           Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

           (b) Schedule of computation of performance (Class B) incorporated by reference to Exhibit 16(b) to Post-Effective
           Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

           (c) Schedule of computation of performance (Class C), incorporated by reference to Exhibit 16(c) to
           Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

           (d) Schedule of computation of performance (Class Z) incorporated by reference to Exhibit 16(d) to Post-Effective
           Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

   17.     (a) Proxy.*

           (b) Prospectus of Registrant dated April 30, 1998, as supplemented on July 1, 1998 and September 1, 1998.*

           (c) Prospectus of Prudential Mortgage Income Fund, Inc. dated March 3, 1998, as supplemented on July 1, 1998,
           August 27, 1998 and September 1, 1998.*

           (d) President's Letter.*

   18.     Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 21 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.


--------------
 *Filed herewith.